                    Statement of Additional Information For
                  Flexible Premium Single Life and Joint and
                Last Survivor Variable Life Insurance Policies

                              Single Life Policy
                                Form P1254 4/00
                      Joint and Last Survivor Life Policy
                                Form P1255 4/00

                                  Issued by:
                     GE Life and Annuity Assurance Company
                    GE Life & Annuity Separate Account III
                            6610 West Broad Street
                           Richmond, Virginia 23230
                       Telephone Number: 1-800-352-9910

--------------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated April 30, 2004 (as amended May 28, 2004), for the Flexible Premium Single Life and Joint and Last Survivor Variable Life Insurance Policies issued by GE Life and Annuity Assurance Company through its GE Life & Annuity Separate Account III.

For a free copy of the prospectus:

    Call:  1-800-352-9910

 Or write: GE Life and Annuity Assurance Company
           6610 West Broad Street
           Richmond, Virginia 23230

 Or visit: www.gefinancialservice.com

   Or contact your financial representative

The date of this Statement of Additional Information is April 30, 2004 (as amended May 28, 2004).

Table of Contents


           The Company.....................................................  B-3

           The Separate Account............................................  B-4

           Additional Information About The Guarantee Account..............  B-4

           Agreements With Distributors And Advisers For The Funds.........  B-5

           Additional Information on Premium Payments......................  B-6

           Additional Information About The Cost Of Insurance Charge.......  B-6

           Reduction Of Charges For Group Sales............................  B-7

           Grace Period....................................................  B-8

           Reinstatement...................................................  B-8

           Determining The Death Benefit...................................  B-9

           Unit Values..................................................... B-10

           Net Investment Factor........................................... B-11

           Tax Status Of The Policy........................................ B-11

           Special Rule For Certain Cash Distributions In The First 15
           Policy Years.................................................... B-12

           Considerations Where Insured Lives Past Age 100................. B-12

           Loans........................................................... B-12

           Loss Of Interest Deduction Where Policies Are Held By Or For
           The Benefit Of Corporations, Trusts, Etc........................ B-12

           Changes And Exchanges........................................... B-13

           Optional Payment Plans.......................................... B-13

           Incontestability................................................ B-14

           Suicide Exclusion............................................... B-15

           Additional Information About The Accelerated Benefit Rider...... B-16

           Other Policies.................................................. B-17

           Sale Of The Policies............................................ B-17

           Legal Matters................................................... B-19

           Experts......................................................... B-19

           Actuarial Matters............................................... B-19

           Performance Information......................................... B-19

           Financial Statements............................................ B-20

THE COMPANY           We are a stock life insurance company operating under a
                      charter granted by the Commonwealth of Virginia on March
                      21, 1871 to The Life Insurance Company of Virginia.
                      General Electric Capital Corporation ("GE Capital") acquired us from Aon Corporation on April 1, 1996. GE
                      Capital subsequently contributed us to its wholly owned subsidiary, GE Financial Assurance Holdings, Inc. ("GE
                      Financial Assurance") and ultimately the majority of the outstanding common stock to General Electric Capital
                      Assurance Company ("GECA"). As part of an internal reorganization of GE Financial Assurance's insurance subsidiaries, The Harvest Life Insurance Company
                      ("Harvest") merged into us on January 1, 1999. At this time we were renamed GE Life and Annuity Assurance
                      Company. Harvest's former parent, Federal Home Life
                      Insurance Company ("Federal"), received our common stock in exchange for its interest in Harvest.

                      On May 25, 2004, our ultimate parent, General Electric Corporation ("GE") completed a initial public offering ("IPO") of thirty percent of the shares of a new company named Genworth Financial, Inc. ("Genworth") comprising most of the life and mortgage insurance operations of GE Financial Assurance, including GELAAC. As a result, at May 25, 2004, Genworth owned approximately three percent of our outstanding common stock while GECA and Federal, both indirect subsidiaries of Genworth, owned approximately eighty-five percent and twelve percent of our outstanding common stock, respectively.

                      At May 25, 2004, all of our outstanding non-voting preferred stock was owned by Brookfield Life Assurance Company Limited ("Brookfield"). Brookfield is wholly-owned direct subsidiary of Genworth.

                      Genworth is a publicly traded company that is majority owned by GE Financial Assurance. GE Financial Assurance is a wholly owned, direct subsidiary of GEI, Inc., which in turn is a wholly owned direct subsidiary of GE Capital, which in turn is a wholly owned subsidiary of General Electric Capital Services, Inc., which in turn is a wholly owned direct subsidiary of General Electric Company ("GE").

                      We principally offer annuity contracts, guaranteed investment contracts, funding agreements, and life insurance. We do business in the District of Columbia and all states except New York. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

                      We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the

                      Separate Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

                      We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

THE SEPARATE          We established the GE Life & Annuity Separate Account III
ACCOUNT               as a separate investment account on February 10, 1987.
                      The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940
                      (the "1940 Act") and meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

ADDITIONAL            Amounts in the Guarantee Account are held in, and are
INFORMATION           part of, our General Account. The General Account
ABOUT THE             consists of our assets other than those allocated to the
GUARANTEE             Separate Account and our other separate accounts. Subject
ACCOUNT               to statutory authority, we have sole discretion over the
                      investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

                      The initial interest rate guarantee period for any allocation you make to the Guarantee Account will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year. We may credit additional rates of interest for specified periods from time to time. We determine the interest rates in our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or transfers of assets under the Policies. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. If you allocate assets to the Guarantee Account, such assets will earn interest monthly at an annual effective rate of at least 4%.

                      We reserve the right to impose restrictions on transfers involving the Guarantee Account. Such restrictions may include permitting transfers from an interest rate guarantee period only during the 30-day period immediately following the end of the guarantee period, limiting the amount of assets available for transfer at any one time to 25% of the allocations to the Guarantee Account plus accrued interest and prohibiting transfers to the Guarantee Account for the six month period following a transfer from the Guarantee Account.

AGREEMENTS WITH       We have entered into agreements with either the
DISTRIBUTORS AND      investment adviser or distributor of each of the Funds
ADVISERS FOR THE      under which the adviser or distributor pays us a fee
FUNDS                 ordinarily based upon a percentage of the average annual
                      aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisors or distributors. The amounts we receive under these agreements may be significant. The agreements reflect administrative services we provide.

ADDITIONAL            The initial premium is due on the Policy Date. Your
INFORMATION ON        initial premium will be shown in your Policy's data pages
PREMIUM               and must be at least $25,000.
PAYMENTS
                      The total premium received must equal the Guideline
                      Single Premium for life insurance as determined in the Code. The relationship between the Guideline Single
                      Premium and the Specified Amount depends on the Age, gender (where applicable), and risk class of the Insured.
                      Generally, the same Guideline Single Premium will purchase a higher Specified Amount for a younger Insured than for an older Insured of the same gender and risk class. Likewise, the same Guideline Single Premium will purchase a slightly higher Specified Amount for a female
                      Insured than for a male Insured of the same Age and risk class. Representative Specified Amounts for a $35,000
                      Guideline Single Premium are as follows:

                              Single Life Policy

                                     Specified Amount(s)
                                     --------------------------
                            Age        Male        Female
                            -----------------------------------
                             10      $632,214     $816,388
                             20       432,494      543,872
                             30       290,655      356,528
                             40       188,488      231,285
                             50       125,525      154,327
                             60        87,427      105,403
                             70        64,806       73,913
                             80        52,125       55,347
                             90        45,371       45,886
                            -----------------------------------

                            Joint and Last Survivor Life Policy

                            Male      Female
                            ----------------------Specified
                            Age        Age        Amount(s)
                            ----------------------
                             20         20        $976,524
                             30         30         561,334
                             40         40         346,643
                             50         50         210,570
                             60         60         131,557
                             70         70          85,768
                             80         80          60,523
                             90         90          47,855
                            -----------------------------------

ADDITIONAL            The current cost of insurance charge will never exceed
INFORMATION           the guaranteed cost of insurance charges as shown in your
ABOUT THE COST        Policy. The guaranteed maximum monthly cost of insurance
OF INSURANCE          charge equals (a) times (b) and then divided by (c),
CHARGE                where:

                        (a) is the guaranteed maximum cost of insurance rate
                            per $1,000 shown in your Policy based on the Insured's or each Insured's Attained Age, gender and rating class;

                        (b) is an amount equal to the death benefit divided by
                            1.0032737, minus the Account Value; and

                        (c) is $1,000.

                      The cost of insurance rates are based on the Commissioners' 1980 Standard Ordinary Mortality Tables and vary based on Attained Age, gender and applicable rating class. The original rating class applies to the initial Specified Amount. If an increase in Specified Amount is approved, a different rating class may apply to the increase, based on the Insured's circumstances at the time of the increase. The guaranteed maximum cost of insurance rates are based on the Insured's Attained Age, gender and rating class. The guaranteed maximum cost of insurance rates generally increase as the Insured's Attained Age increases. Modifications to cost of insurance rates are made for rating classes other than standard.

                      For a joint and last survivor Policy, we determine the guaranteed maximum cost of insurance rates in a manner that reflects the anticipated mortality of both Insureds and the fact that the death benefit is not payable until the death of the last surviving Insured. As such, the death of the first Insured to die will not affect the cost of insurance scale for the second Insured.

REDUCTION OF          We may reduce charges and/or deductions for sales of the
CHARGES FOR           Policies to a trustee, employer or similar entity
GROUP SALES           representing a group or to members of the group where
                      such sales result in savings of sales or administrative expenses. We will base these discounts on the following:

                        (1) The size of the group.  Generally, the sales
                            expenses for each individual Owner for a larger group are less than for a smaller group because more Policies can be implemented with fewer sales contacts and less administrative cost.

                        (2) The total amount of premium payments to be received
                            from a group. The number of Policy sales and other expenses are generally proportionately less on larger premium payments than on smaller ones.

                        (3) The purpose for which the Policies are
                            purchased. Certain types of plans are likely to be more stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer Policy terminations. As a result, our sales and other expenses are reduced.

                        (4) The nature of the group for which the Policies are
                            purchased. Certain types of employee and professional groups are more likely to continue Policy participation for longer periods than are other groups with more mobile membership. If fewer Policies are terminated in a given group, our sales and other expenses are reduced. Likewise, we may realize reduced sales and other expenses for sales to groups that are affiliated with us or with whom we transact business, such as our own employees, the employees of our affiliated companies, the employees of broker/dealers with whom we have selling agreements and the employees of our other business partners, including family members of such employees.

                        (5) Other circumstances.  There may be other
                            circumstances of which we are not presently aware, which could result in reduced sales expenses.

                      If, after we consider the factors listed above, we determine that a group purchase would result in reduced sales expenses, we may reduce the charges and/or deductions for each group. Reductions in these charges and/or deductions will not be unfairly discriminatory against any person, including the affected Owners and all other owners of policies funded by the Separate Account.

                      Any such reduction in charges and/or deductions will be consistent with the standards we use in determining the reduction in charges and/or deductions for other group arrangements.

GRACE PERIOD          If the Surrender Value on a Monthly Anniversary Date is
                      insufficient to cover the monthly deduction due on that Monthly Anniversary Date, we will allow a 61 day grace period for payment of a premium sufficient to cover the monthly deduction. This grace period will begin on the day we mail notice of the sufficient premium. We will mail notice to you and any assignee of record in our Home
                      Office. If such premium is not paid by the end of the grace period, the Policy will terminate without value.
                      The monthly deduction is described in the Account Value
                      Benefits section. Coverage continues during the grace period. If the Insured dies during the grace period, the proceeds will be reduced by any overdue monthly deduction.

                      Coverage continues during the 61 day grace period. If the sufficient premium is not paid by the end of the grace period, the Policy will terminate without value. If the death of the Insured occurs during the grace period, Death Benefit Proceeds will be reduced by the amount of the sufficient premium that would have been required to keep the Policy in effect.

REINSTATEMENT         You may reinstate this Policy within three years of the
                      end of the grace period if:

                        (1) you submit an application for reinstatement;

                        (2) you provide required evidence of insurability
                            satisfactory to us to determine the guaranteed maximum cost of insurance rate;

                        (3) the Policy has not been surrendered for cash; and

                        (4) you pay the premium as described below.

                      The Policy will be reinstated as of the date we approve the reinstatement. The surrender charge will be as though the Policy had been in effect continuously from its original Policy Date.

                      On the date of reinstatement, the Account Value will be allocated to the Subaccounts specified by you. Unless you tell us otherwise, these allocations will be made in the same manner that Premiums are allocated.

                      On the date of reinstatement, the Account Value will equal (1) plus (2) minus (3), where:

                        (1) is the Account Value on the first day of the grace
                            period;

                        (2) is the premium paid to reinstate; and

                        (3) is the monthly deduction for the month following
                            the date of reinstatement.

DETERMINING THE       The Death Benefit is based on the Specified Amount shown
DEATH BENEFIT         in the policy data pages.

                      If the Insured under a single life Policy or the last Insured under a joint and last survivor Policy at death is younger than Attained Age 100 at the time of death, the amount of the Death Benefit Proceeds will be equal to the:

                         . greater of the Specified Amount and the Account
                           Value multiplied by the applicable corridor percentage;

                         . minus any Policy Debt; and

                         . minus the amount of any monthly deductions, if the
                           date of death occurred during a grace period.

                      If the Insured under a single life Policy or the last Insured under a joint and last survivor Policy at death is Attained Age 100 or older at the time of death, the amount of the Death Benefit Proceeds will be equal to the:

                         . the Account Value multiplied by the applicable
                           corridor percentage;

                         . minus any Policy Debt; and

                         . minus the amount of any monthly deductions, if the
                           date of death occurred during a grace period.

                      The corridor percentage depends on the Attained Age of the Insured on the date of death. Corridor percentages may also vary by state.

                  Attained     Corridor   Attained    Corridor
                    Age       Percentage    Age      Percentage
                -----------------------------------------------
                40 or younger    250%        61         128%
                     41          243%        62         126%
                     42          236%        63         124%
                     43          229%        64         122%
                     44          222%        65         120%
                     45          215%        66         119%
                     46          209%        67         118%
                     47          203%        68         117%
                     48          197%        69         116%
                     49          191%        70         115%
                     50          185%        71         113%
                     51          178%        72         111%
                     52          171%        73         109%
                     53          164%        74         107%
                     54          157%       75-90       105%
                     55          150%        91         104%
                     56          146%        92         103%
                     57          142%        93         102%
                     58          138%    94 or older    101%
                     59          134%
                     60          130%
                -----------------------------------------------

                      The Specified Amount and Account Value used in calculating the Death Benefit are amounts in effect on the date of death. In no event will the Death Benefit be less than the amount required to keep the Policy qualified as life insurance.

UNIT VALUES           We will purchase shares of the Portfolios at net asset
                      value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate
                      Portfolios at net asset value to pay surrender/partial surrender proceeds or for other purposes described in the Policy. We automatically reinvest all dividends and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay
                      Portfolio dividends or Portfolio distributions to Owners as additional units, but instead reflect them in unit values.

                      We arbitrarily set the unit value for each Subaccount at $10 when we establish the Subaccount. After that, a Subaccount's unit value varies to reflect the investment experience of the Portfolio in which the Subaccount invests, and may increase or decrease from one Valuation Day to the next. We determine unit value, after a Subaccount's operations begin, by multiplying the net investment factor (described below) for that Valuation Period by the unit value for the immediately preceding Valuation Period.

NET INVESTMENT        The net investment factor for a Valuation Period is (1)
FACTOR                divided by (2), where:

                        (1) is the result of:

                            (a) the value of the assets at the end of the
                                preceding Valuation Period; plus

                            (b) the investment income and capital gains,
                                realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; minus

                            (c) the capital losses, realized or unrealized,
                                charged against those assets during the
                                Valuation Period; minus

                            (d) any amount charged against the Separate Account
                                for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Separate Account; and

                        (2) is the value of the assets in the Subaccount at the
                            end of the preceding Valuation Period.

TAX STATUS OF         The Policies described by the prospectus are designed to
THE POLICY            comply with the tax law's Guideline Single Premium Test.
                      Consequently, favorable tax treatment will apply to your Policy only if the premiums paid for your Policy do not exceed a limit established by the tax law. An increase or decrease in the Policy's Specified Amount may change this premium limit. Also, a Minimum Death Benefit requirement must be satisfied. Due to the coverage of more than one
                      Insured under the joint and last survivor Policy, there is some uncertainty about how the tax law's limit on premiums should be calculated. As a result, it is possible that a joint and last survivor Policy may exceed the applicable limits, particularly if you pay the full amount of premium permitted under the Policy. We may need to return a portion of your premiums, with earnings thereon, and impose higher cost of insurance charges (not exceeding those guaranteed) in the future. We will monitor the premiums paid for your Policy to keep them within the tax law's limit.

                      If your Policy is not a Modified Endowment Contract, you will generally pay tax on the amount of a partial or full surrender only to the extent it exceeds your "investment in the contract." In a few states, a maturity value will be paid. Maturity proceeds will be taxable to the extent the amount received plus Policy Debt exceeds the "investment in the contract." You will be taxed on these amounts at ordinary income tax rates, not at lower capital gains tax rates. Your "investment in the contract" generally equals the total of the premiums paid for your Policy plus the amount of any loan that was includible in your income, reduced by any amounts you previously received from the Policy that you did not include in your income.

SPECIAL RULE FOR      During the first 15 years after your Policy is issued, if
CERTAIN CASH          we distribute cash to you and reduce the Death Benefit
DISTRIBUTIONS IN      Proceeds (e.g., by decreasing the Policy's Specified
THE FIRST 15          Amount), you may be required to pay tax on all or part of
POLICY YEARS          the cash payment, even if it is less than your
                      "investment in the contract." This also may occur if we distribute cash to you up to two years before the proceeds are reduced, or if the cash payment is made in anticipation of the reduction. However, you will not be required to pay tax on more than the amount by which your Account Value exceeds your "investment in the contract."

CONSIDERATIONS        If the Insured survives (or last surviving Insured for
WHERE INSURED         joint and last survivor Policies) beyond Age 100, the IRS
LIVES PAST            may seek to deny the tax-free treatment of the Death
AGE 100               Benefit Proceeds and instead to tax you on the amount by
                      which your Account Value exceeds your "investment in the contract." Because we believe the Policy continues to meet the Federal tax definition of life insurance beyond
                      Age 100, we have no current plans to withhold or report taxes in this situation.

LOANS If your Policy terminates (by a full surrender or by a lapse) while the Insured (or last surviving Insured for joint and last survivor Policies) is alive, you will be taxed on the amount (if any) by which the Policy Debt plus any amount received due to partial surrenders exceeds your investment in the Policy.

                      Generally, interest paid on Policy Debt or other indebtedness related to the Policy will not be tax deductible, except in the case of certain indebtedness under a Policy covering a "key person." A tax adviser should be consulted before taking any Policy loan.

LOSS OF INTEREST      If an entity (such as a corporation or a trust, not an
DEDUCTION WHERE       individual) purchases a Policy or is the Beneficiary(ies)
POLICIES ARE HELD     of a Policy issued after June 8, 1997, a portion of the
BY OR FOR THE         interest on indebtedness unrelated to the Policy may not
BENEFIT OF            be deductible by the entity. However, this rule does not
CORPORATIONS,         apply to a Policy owned by an entity engaged in a trade
TRUSTS, ETC.          or business which covers the life of an individual who is:



                         . a 20% owner of the entity; or

                         . an officer, director, or employee of the trade or
                           business, at the time first covered by the Policy.

                      This rule also does not apply to a Policy owned by an entity engaged in a trade or business which covers the joint lives of an Owner who is a 20% owner of the entity and the Owner's spouse at the time first covered by the Policy. Entities that are considering purchasing the Policy, or that will be a Beneficiary(ies) under a Policy, should consult a tax adviser.

CHANGES AND           The right to change Owners and changes reducing future
EXCHANGES             amounts of Death Benefit Proceeds may have tax
                      consequences depending upon the circumstances of each change. The exchange of one life insurance policy for another life insurance policy generally is not taxed
                      (unless cash is distributed or a loan is reduced or forgiven). However, in the case of the Policy when issued as a joint and last survivor Policy, the other life insurance policy involved in the exchange generally must also cover the same two Insureds. The exercise of the option to split the joint and last survivor version of the Policy into two separate life insurance policies may result in the taxation of the Policy as if there were a full surrender.

OPTIONAL              The Policy currently offers the following five Optional
PAYMENT PLANS         Payment Plans, free of charge, as alternatives to the
                      payment of a Death Benefit or Surrender Value in a lump sum (see the "Requesting Payments" provisions of the prospectus):

                          Plan 1 -- Income For A Fixed Period. We will make equal periodic payments for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly, or monthly. If the payee dies before the end of the fixed period, we will discount the amount of the remaining guaranteed payments to the date of the payee's death at a yearly rate of 3%. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided. Discounted means we will deduct the amount of interest each remaining payment would have included had it not been distributed early.

                          Plan 2 -- Life Income. We will make equal monthly payments for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining payments for the minimum period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided.

                          Plan 3 -- Income of a Definite Amount. We will make equal periodic payments of a definite amount. Payments can be annual, semi-annual, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in one sum to the payee's estate unless otherwise provided.

                          Plan 4 -- Interest Income. We will make periodic payments of interest earned from the proceeds left with us. Payments can be annual, semi-annual, quarterly or monthly and will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one sum to the payee's estate unless otherwise provided.

                          Plan 5 -- Joint Life and Last Survivor Income. We will make equal monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10-year period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the last survivor's estate unless otherwise provided.

                      You may select an Optional Payment Plan in your application or by writing our Home Office. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed-benefit annuities. Amounts allocated to an Optional Payment Plan will be credited interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.

                      If Death Benefit Proceeds under the Policy are paid under one of the Optional Payment Plans, the Beneficiary(ies) will be taxed on a portion of each payment (at ordinary income tax rates). We will notify the Beneficiary(ies) annually of the taxable amount of each payment. However, if the Death Benefit Proceeds are held by us under Optional Payment Plan 4 (interest income), the Beneficiary(ies) will be taxed on the interest income as it is credited.

INCONTESTABILITY      The Policy limits our right to contest the Policy as
                      issued, reinstated or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force for a minimum period during the Insured's lifetime under the single life Policy or the lifetimes of both Insureds under the joint and last survivor Policy. The minimum period is generally two years from the Policy Date, date of reinstatement or effective date of the increase. This provision does not apply to riders that provide disability benefits (subject to state exception).

SUICIDE               If the Insured under a single life Policy commits suicide
EXCLUSION             while sane or insane within two years of the Policy Date,
                      all coverage under the Policy will end, and we will pay the Beneficiary(ies) an amount equal to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

                      If the Insured under a single life Policy commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable attributable to the increase will equal the monthly deductions for the increase. Such Death Benefit Proceeds will be paid to the Beneficiary(ies) under the same conditions as the initial Specified Amount.

                      If either Insured under a joint and last survivor Policy commits suicide while sane or insane within two years of the Policy Date, all coverage under the Policy will end, and we will pay the Beneficiary(ies) an amount equal to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

                      If the first Insured to die commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable to the Beneficiary(ies) attributable to the increase will equal the monthly deductions for the increase.

                      If the surviving Insured commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the proceeds payable with respect to that increase. The Death Benefit Proceeds payable attributable to the increase will equal the additional premium payment required for the increase. Such Death Benefit Proceeds will be paid to the Beneficiary(ies) under the same conditions as the initial Specified Amount.

                      Please see your Policy for more details.

ADDITIONAL            You may elect an Accelerated Benefit if the Insured is
INFORMATION           terminally ill. The Accelerated Benefit Rider provides
ABOUT THE             you with access to a portion of the Death Benefit during
ACCELERATED           the Insured's lifetime, if the Insured is diagnosed with
BENEFIT RIDER         a terminal illness. Joint and last survivor Policies will
                      be eligible for acceleration only after the death of the first Insured and the diagnosis of the terminal illness of the surviving Insured.

                      For purposes of determining if an Accelerated Benefit is available, we define terminal illness as a medical condition resulting from bodily injury or disease or both:

                         . which has been diagnosed by a licensed physician;

                         . the diagnosis of which is supported by clinical,
                           radiological, laboratory or other evidence that is satisfactory to us; and

                         . which a licensed physician certifies is expected to
                           result in death within 12 months from the date of the certification.

                      Any request for payment of an accelerated benefit must be in a form satisfactory to us, and any payment of an accelerated benefit requires satisfactory proof of a terminal illness and is subject to our administrative procedures as well as the conditions set forth in the Accelerated Benefit Rider. Please see the Policy rider for more information.

                      The Accelerated Benefit will equal (1) minus (2) minus
                      (3) minus (4), where:

                        (1) is the Eligible Proceeds;

                        (2) is the discount for early payment of Death Benefit
                            Proceeds. The discount will be based on the annual interest rate charged for Non-Preferred Policy Loans.

                        (3) is the product of:

                            (a) the ratio of Eligible Proceeds to Total
                                Proceeds; and

                            (b) any Policy Debt.

                        (4) is an administrative charge not to exceed $250.

                      Eligible Proceeds are the lesser of (1) and (2), where:

                        (1) is 75% of the Total Proceeds; and

                        (2) is $250,000 for all the Insured's policies in force
                            with us.

                      Total Proceeds include the Policy's Death Benefit had the Insured's death occurred on the date of the approval of the Accelerated Benefit claim.

                      The Accelerated Benefit will be paid in one lump sum.

                      If the amount of Eligible Proceeds is equal to the amount of the Death Benefit that would have been paid at the Insured's death, then our payment of Accelerated Benefit will result in termination of all insurance under the Policy on the life of the Insured (including riders). Any insurance under the Policy on the life of someone other than the Insured will be treated as though the Insured had died.

                      If the amount of Eligible Proceeds is less than the amount of the Death Benefit that would have been paid at the Insured's death, then upon payment of the Accelerated Benefit the Policy will continue with the Specified Amount, Account Value, Policy Debt and any additional term insurance eligible to be accelerated under this rider reduced by the ratio of Eligible Proceeds to Total Proceeds. We will waive any surrender charge for the resulting decrease in Specified Amount as well as any minimum Specified Amount requirement under the Policy. Other rider benefits will continue without reduction.

OTHER POLICIES        We offer other variable life insurance policies in the
                      Separate Account which also invest in the same (or many of the same) Portfolios of the Funds. These policies may have different charges that could affect the value of the Subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your financial representative, or call (800) 352-9910.

SALE OF THE           We have entered into an underwriting agreement with
POLICIES              Capital Brokerage Corporation (doing business in Indiana,
                      Minnesota, New Mexico, and Texas as GE Capital Brokerage
                      Corporation) (collectively, "Capital Brokerage
                      Corporation") for the distribution and sale of the Policies. Pursuant to this agreement, Capital Brokerage
                      Corporation serves as principal underwriter for the Policies, offering them on a continuous basis. Capital
                      Brokerage Corporation is located at 3001 Summer Street,
                      2nd Floor, Stamford, Connecticut 06905.

                      Capital Brokerage Corporation was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD.

                      Capital Brokerage Corporation offers the policies through registered representatives who are registered with the NASD and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with the Company.

                      Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer (Terra Securities Corporation) and independent broker-dealers to sell the Policies. The registered representatives of these selling firms are registered with the NASD and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

                      Although we do not pay any underwriting commissions to Capital Brokerage Corporation, we do pay sales commissions to Capital Brokerage Corporation for promotion and sales of the Policies by its registered representatives as well as by selling firms. In the first Policy year, the selling firm will receive a commission of up to approximately 8.5% of the initial premium payment. We may pay trail commissions up to an annual rate of 0.25% of Account Value, less any Policy Debt for all Policy years. This commission may be returned to us if the Policy is not continued through the first Policy year. We may on occasion pay a higher commission for a short period of time as a special promotion. In the case of sales by the principal underwriter's registered representatives, a portion of the sales commission is passed through the principal underwriter to its registered representative who sold the Policy.

                      We also may make other payments for services that do not directly involve the sales of the policies. These services may include the recruitment and training of personnel, production of promotional literature and similar services. In addition, registered representatives may be eligible for non-cash compensation programs that we offer, such as conferences, trips, prizes and awards.

                      Capital Brokerage Corporation also receives 12b-1 fees from AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., Eaton Vance Variable Trust, Evergreen Variable Annuity Trust, Federated Insurance Series, Fidelity Variable Insurance Products Fund, Greenwich Street Series Fund, Janus Aspen Series, Merrill Lynch Variable Series Funds, Inc., MFS(R) Variable Insurance Trust, Nations Separate Account Trust, Oppenheimer Variable Account Funds, The Prudential Series Fund, Inc., Salomon Brothers Variable Series Fund Inc and Van Kampen Life Investment Trust.

                      During 2003, 2002 and 2001, $1.4 million, $1.4 million and $667,140, respectively were paid to Capital Brokerage Corporation for the sale of Policies in the Separate Account and any new premium received. Capital Brokerage Corporation then passes the entire amount of the sales commission to the selling firm whose registered representative sold the Policy. The selling firm may retain a portion of the commission before it pays the registered representative who sold the Policy. In 2003, 2002 and 2001, no underwriting commissions were paid to Capital Brokerage Corporation.

                      We intend to recover commissions and costs of Policy benefits through fees and charges imposed under the Policies. Commissions paid on the Policies, including other incentives and payments, are not charged directly to you or to your Account Value.

LEGAL MATTERS         Advice on certain legal matters relating to federal
                      securities laws has been provided by Heather Harker, Vice
                      President, Associate General Counsel and Assistant
                      Secretary of the Company.

EXPERTS The consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary (the Company) as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, and the financial statements of GE Life & Annuity Separate Account III as of December 31, 2003 and for each of the years or lesser periods in the two-year period ended December 31, 2003, have been included herein in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                      The report of KPMG LLP dated February 6, 2004 with respect to the consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary refers to a change in accounting for goodwill and other intangible assets in 2002 and for derivative instruments and hedging activities in 2001.

ACTUARIAL             Actuarial matters have been examined by Paul Haley, an
MATTERS               actuary of the Company, whose opinion we filed as an
                      exhibit to the registration statement.

PERFORMANCE           We demonstrate adjusted performance and unadjusted
INFORMATION           performance for the Portfolios available in the Separate
                      Account. The performance tables assume that the Insureds are in the standard risk class and the tables assume that no loans are taken from the Policy. In addition, all illustrations will assume that all capital gains and dividends from the Portfolios are reinvested in the Portfolios.

                      The performance tables assume an initial Specified Amount of $263,113.00 for a male and a female, both age 60 standard risk class with a single premium of $70,000 at Policy issue.

                      When available, we will provide the total returns for the periods of one, three, five and ten years. Adjusted performance will also include performance from the date the Portfolio was added to the Separate Account until the end of the stated period. Unadjusted performance will also include performance from the date the Portfolio was declared effective with the SEC until the end of the stated period.

                      Adjusted Performance assume the following current charges:

                         1) a mortality and expense risk charge at an annual
                            rate of 0.70% of assets in the Separate Account for the first 10 Policy years and 0.35% thereafter;

                         2) a monthly cost of insurance charge of $2.42;

                         3) a premium tax recovery charge of $12.08 per month
                            for 10 Policy years;

                         4) a surrender charge of $4200.00 which is derived by
                            assuming that the Policy is surrendered during the first Policy year;

                         5) a monthly distribution expense charge of $18.08 for
                            10 Policy years; and

                         6) a monthly administrative charge of $24.08.

                      Unadjusted performance is calculated similarly to adjusted performance, except that unadjusted performance does not include the charges for the premium tax recovery charge, monthly distribution expense charge, monthly cost of insurance charge or the surrender charge. If such charges were included in the performance, the performance numbers would be lower.

                      Cost of insurance charges, as well as some of charges for the optional riders, vary based on individual circumstances. See your registered representative our contact our Home Office for a personalized illustration showing all current and guaranteed charges based on hypothetical performance. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

FINANCIAL             You should distinguish the consolidated financial
STATEMENTS            statements of the Company and its subsidiary included in
                      this Statement of Additional Information from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company and its subsidiary only as bearing on our ability to meet our obligations under the Policies. You should not consider the consolidated financial statements of the Company and its subsidiary as affecting the investment performance of the assets held in the Separate Account.

                      The Separate Account financial statements included in this Statement of Additional Information have several Subaccounts that are not available to this Policy.

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                             Financial Statements

                         Year ended December 31, 2003

                  (With Independent Auditors' Report Thereon)

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               Table of Contents

                               December 31, 2003

                                                        Page
                                                        ----
                   Independents Auditors' Report.......  F-1

                   Statements of Assets and Liabilities  F-3

                   Statements of Operations............ F-15

                   Statements of Changes in Net Assets. F-27

                   Notes to Financial Statements....... F-46

                         Independent Auditors' Report

Policy Owners
GE Life & Annuity Separate Account III
  and
The Board of Directors
GE Life and Annuity Assurance Company:

   We have audited the accompanying statements of assets and liabilities of GE Life & Annuity Separate Account III (the Account) (comprising the AIM Variable Insurance Funds -- AIM V.I. Basic Value Fund -- Series II Shares, AIM V.I. Capital Appreciation Fund -- Series I Shares, AIM V.I. Growth Fund -- Series I Shares, AIM V.I. Premier Equity Fund -- Series I Shares; The Alger American Fund -- Alger American Growth Portfolio -- Class O Shares, Alger American Small Capitalization Portfolio -- Class O Shares; AllianceBernstein Variable Products Series Fund, Inc. -- Growth and Income Portfolio -- Class B, Premier Growth Portfolio -- Class B, Quasar Portfolio -- Class B, Technology
Portfolio -- Class B; Dreyfus -- Dreyfus Investment Portfolios -- Emerging Markets Portfolio -- Initial Shares, The Dreyfus Socially Responsible Growth Fund, Inc. --Initial Shares; Eaton Vance Variable Trust -- VT Floating -- Rate Income Fund, VT Worldwide Health Sciences Fund; Federated Insurance
Series -- Federated American Leaders Fund II -- Primary Shares, Federated Capital Income Fund II, Federated High Income Bond Fund II -- Primary Shares, Federated High Income Bond Fund II -- Service Shares, Federated International Small Company Fund II, Federated Kaufmann Fund II -- Service Shares; Fidelity Variable Insurance Products Fund (VIP) -- VIP Equity-Income
Portfolio -- Initial Class, VIP Equity-Income Portfolio -- Service Class 2, VIP Growth Portfolio -- Initial Class, VIP Growth Portfolio -- Service Class 2, VIP Overseas Portfolio -- Initial Class; Fidelity Variable Insurance Products Fund II (VIP II) -- VIP II Asset Manager/SM/ Portfolio --Initial Class, VIP II Contrafund(R) Portfolio -- Initial Class, VIP II Contrafund(R)
Portfolio -- Service Class 2; Fidelity Variable Insurance Products Fund III (VIP III) -- VIP III Dynamic Capital Appreciation Portfolio -- Service Class 2, VIP III Growth & Income Portfolio -- Initial Class, VIP III Growth & Income Portfolio -- Service Class 2, VIP III Growth Opportunities Portfolio -- Initial Class, VIP III Mid Cap Portfolio -- Service Class 2; GE Investments Funds,
Inc. -- Global Income Fund, Income Fund, International Equity Fund, Mid-Cap Value Equity Fund, Money Market Fund, Premier Growth Equity Fund, Real Estate Securities Fund, S&P 500(R) Index Fund, Small-Cap Value Equity Fund, Total Return Fund, U.S. Equity Fund, Value Equity Fund; Goldman Sachs Variable Insurance Trust -- Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund; Greenwich Street Series Fund -- Salomon Brothers Variable Emerging Growth Fund -- Class II; Janus Aspen Series -- Balanced
Portfolio -- Institutional Shares, Balanced Portfolio -- Service Shares, Capital Appreciation Portfolio -- Institutional Shares, Capital Appreciation Portfolio -- Service Shares, Flexible Income Portfolio --Institutional Shares, Global Life Sciences Portfolio -- Service Shares, Global Technology
Portfolio -- Service Shares, Growth Portfolio -- Institutional Shares, Growth Portfolio -- Service Shares, International Growth Portfolio --Institutional Shares, International Growth Portfolio -- Service Shares, Mid Cap Growth Portfolio -- Service Shares, Mid Cap Growth Portfolio --Institutional Shares, Worldwide Growth Portfolio -- Institutional Shares, Worldwide Growth
Portfolio -- Service Shares; MFS(R) Variable Insurance Trust -- MFS(R) Investors Growth Stock Series -- Service Class Shares, MFS(R) Investors Trust Series -- Service Class Shares, MFS(R) New Discovery Series -- Service Class Shares, MFS(R) Utilities Series -- Service Class Shares; Nations Separate Account Trust -- Nations Marsico Growth Portfolio, Nations Marsico International Opportunities Portfolio; Oppenheimer Variable Account
Funds -- Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Aggressive Growth Fund/VA -- Service Shares, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Capital Appreciation Fund/VA -- Service Shares, Oppenheimer Global Securities Fund/VA -- Service Shares, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund/VA -- Service Shares, Oppenheimer Main Street Small Cap Fund/VA -- Service Shares, Oppenheimer Multiple Strategies Fund/VA; PBHG Insurance Series Fund, Inc. -- PBHG Growth II Portfolio, PBHG Large Cap Growth Portfolio; PIMCO Variable Insurance
Trust -- Foreign Bond Portfolio -- Administrative Class Shares, High Yield Portfolio -- Administrative Class Shares, Long-Term U.S. Government
Portfolio -- Administrative Class Shares, Total Return
Portfolio -- Administrative Class Shares; The Prudential Series Fund,
Inc. -- Jennison 20/20 Focus Portfolio -- Class II, Jennison Portfolio -- Class II; Rydex Variable Trust -- OTC Fund; Salomon Brothers Variable Series Funds Inc --Salomon Brothers Variable All Cap Fund -- Class II, Salomon Brothers Variable Investors Fund -- Class I, Salomon Brothers Variable Strategic Bond Fund -- Class I, Salomon Brothers Variable Total Return Fund -- Class I; Van Kampen Life Investment Trust -- Comstock Portfolio -- Class II Shares, Emerging Growth Portfolio -- Class II Shares) as of December 31, 2003, the related statements of operations for the year or lesser period then ended, the statements of changes in net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the three year period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting GE Life & Annuity Separate Account III as of December 31, 2003, the results of their operations for the year or lesser period then ended, the changes in their net assets for each of the years or lesser periods in the two year period then ended, and their financial highlights for each of the years or lesser periods in the three year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/  KPMG LLP

Richmond, Virginia
February 18, 2004

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                     Statements of Assets and Liabilities

                               December 31, 2003

                                                                          AIM Variable Insurance Funds
                                                        ----------------------------------------------------------------
                                                                            AIM V.I.                        AIM V.I.
                                                            AIM V.I.         Capital        AIM V.I.         Premier
                                                          Basic Value     Appreciation       Growth          Equity
                                                            Fund --          Fund --         Fund --         Fund --
                                                        Series II Shares Series I Shares Series I Shares Series I Shares
                                                        ---------------- --------------- --------------- ---------------
Assets
Investments at market value (note 2a)..................     $112,209         220,903         143,954         510,738
Dividend receivable....................................           --              --              --              --
Receivable from affiliate (note 4b)....................           --              --              --              --
Receivable for units sold..............................           --              --              --              --
                                                            --------         -------         -------         -------
       Total assets....................................      112,209         220,903         143,954         510,738
                                                            --------         -------         -------         -------
Liabilities
Accrued expenses payable to affiliate (note 4c)........           --              --               1               2
Payable for units withdrawn............................           --              --              --              --
                                                            --------         -------         -------         -------
       Total liabilities...............................           --              --               1               2
                                                            --------         -------         -------         -------
Net assets attributable to variable life policy owners.     $112,209         220,903         143,953         510,736
                                                            ========         =======         =======         =======
Outstanding units (notes 2b, 4a, and 5): Type I........           --              --              --              --
                                                            ========         =======         =======         =======
Net asset value per unit: Type I.......................     $     --              --              --              --
                                                            ========         =======         =======         =======
Outstanding units (notes 2b, 4a, and 5): Type II.......        8,612          33,777          27,212          69,677
                                                            ========         =======         =======         =======
Net asset value per unit: Type II......................     $  13.03            6.54            5.29            7.33
                                                            ========         =======         =======         =======
Investments in securities, at cost.....................     $104,008         188,817         117,382         463,936
                                                            ========         =======         =======         =======
Shares outstanding.....................................       10,576          10,381           9,707          25,247
                                                            ========         =======         =======         =======

                                                           The Alger American Fund
                                                        -----------------------------
                                                            Alger          Alger
                                                           American    American Small
                                                            Growth     Capitalization
                                                         Portfolio --   Portfolio --
                                                        Class O Shares Class O Shares
                                                        -------------- --------------
Assets
Investments at market value (note 2a)..................   2,154,920      1,443,005
Dividend receivable....................................          --             --
Receivable from affiliate (note 4b)....................           5             --
Receivable for units sold..............................          --             --
                                                          ---------      ---------
       Total assets....................................   2,154,925      1,443,005
                                                          ---------      ---------
Liabilities
Accrued expenses payable to affiliate (note 4c)........          77             53
Payable for units withdrawn............................          --             --
                                                          ---------      ---------
       Total liabilities...............................          77             53
                                                          ---------      ---------
Net assets attributable to variable life policy owners.   2,154,848      1,442,952
                                                          =========      =========
Outstanding units (notes 2b, 4a, and 5): Type I........     129,265        164,909
                                                          =========      =========
Net asset value per unit: Type I.......................       16.67           8.75
                                                          =========      =========
Outstanding units (notes 2b, 4a, and 5): Type II.......          --             --
                                                          =========      =========
Net asset value per unit: Type II......................          --             --
                                                          =========      =========
Investments in securities, at cost.....................   2,342,682      1,267,959
                                                          =========      =========
Shares outstanding.....................................      64,732         83,027
                                                          =========      =========

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003


                                                         AllianceBernstein Variable Products Series Fund, Inc.
                                                         ---------------------------------------------------



                                                          Growth and      Premier
                                                            Income         Growth       Quasar     Technology
                                                         Portfolio --   Portfolio -- Portfolio -- Portfolio --
                                                           Class B        Class B      Class B      Class B
                                                         ------------   ------------ ------------ ------------
Assets
Investments at market value (note 2a)...................  $2,660,253      285,021       89,968       18,062
Dividend receivable.....................................          --           --           --           --
Receivable from affiliate (note 4b).....................          --            2           --           --
Receivable for units sold...............................          --           --           --           --
                                                          ----------      -------       ------       ------
       Total assets.....................................   2,660,253      285,023       89,968       18,062
                                                          ----------      -------       ------       ------
Liabilities
Accrued expenses payable to affiliate (note 4c).........           8           --           --           --
Payable for units withdrawn.............................          --           --           --           --
                                                          ----------      -------       ------       ------
       Total liabilities................................           8           --           --           --
                                                          ----------      -------       ------       ------
Net assets attributable to variable life policy owners..  $2,660,245      285,023       89,968       18,062
                                                          ==========      =======       ======       ======
Outstanding units (notes 2b, 4a, and 5): Type I.........       8,975           --           --           --
                                                          ==========      =======       ======       ======
Net asset value per unit: Type I........................  $    12.31           --           --           --
                                                          ==========      =======       ======       ======
Outstanding units (notes 2b, 4a, and 5): Type II........     238,518       43,917       10,919        1,357
                                                          ==========      =======       ======       ======
Net asset value per unit: Type II.......................  $    10.69         6.49         8.24        13.31
                                                          ==========      =======       ======       ======
Investments in securities, at cost......................  $2,301,227      272,950       72,238       16,529
                                                          ==========      =======       ======       ======
Shares outstanding......................................     123,046       13,362        8,925        1,259
                                                          ==========      =======       ======       ======

                                                                                           Eaton Vance
                                                                    Dreyfus              Variable Trust
                                                         ----------------------------- -------------------
                                                            Dreyfus
                                                           Investment    The Dreyfus
                                                          Portfolios-      Socially       VT        VT
                                                            Emerging     Responsible   Floating- Worldwide
                                                            Markets         Growth       Rate     Health
                                                          Portfolio --  Fund, Inc. --   Income   Sciences
                                                         Initial Shares Initial Shares   Fund      Fund
                                                         -------------- -------------- --------- ---------
Assets
Investments at market value (note 2a)...................       --           36,623      177,409   102,124
Dividend receivable.....................................       --               --          211        --
Receivable from affiliate (note 4b).....................       --               --           --        --
Receivable for units sold...............................       --               --           --        --
                                                               --           ------      -------   -------
       Total assets.....................................       --           36,623      177,620   102,124
                                                               --           ------      -------   -------
Liabilities
Accrued expenses payable to affiliate (note 4c).........       --               --          211        --
Payable for units withdrawn.............................       --               --           --        --
                                                               --           ------      -------   -------
       Total liabilities................................       --               --          211        --
                                                               --           ------      -------   -------
Net assets attributable to variable life policy owners..       --           36,623      177,409   102,124
                                                               ==           ======      =======   =======
Outstanding units (notes 2b, 4a, and 5): Type I.........       --               --           --        --
                                                               ==           ======      =======   =======
Net asset value per unit: Type I........................       --               --           --        --
                                                               ==           ======      =======   =======
Outstanding units (notes 2b, 4a, and 5): Type II........       --            5,713       17,325     8,496
                                                               ==           ======      =======   =======
Net asset value per unit: Type II.......................       --             6.41        10.24     12.02
                                                               ==           ======      =======   =======
Investments in securities, at cost......................       --           32,676      177,118    98,179
                                                               ==           ======      =======   =======
Shares outstanding......................................       --            1,539       17,618     9,653
                                                               ==           ======      =======   =======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003

                                                                                     Federated Insurance Series
                                                         --------------------------------------------------------------------
                                                           Federated              Federated High   Federated      Federated
                                                            American    Federated     Income      High Income   International
                                                            Leaders      Capital       Bond           Bond          Small
                                                           Fund II --    Income     Fund II --     Fund II --      Company
                                                         Primary Shares  Fund II  Primary Shares Service Shares    Fund II
                                                         -------------- --------- -------------- -------------- -------------
Assets
Investments at market value (note 2a)...................    $728,686     308,000     802,752        518,418          --
Dividend receivable.....................................          --          --          --             --          --
Receivable from affiliate (note 4b).....................          --          --           1             --          --
Receivable for units sold...............................          --          --          17             --          --
                                                            --------     -------     -------        -------          --
       Total assets.....................................     728,686     308,000     802,770        518,418          --
                                                            --------     -------     -------        -------          --
Liabilities
Accrued expenses payable to affiliate (note 4c).........          26          12          29              1          --
Payable for units withdrawn.............................          --          --          --             --          --
                                                            --------     -------     -------        -------          --
       Total liabilities................................          26          12          29              1          --
                                                            --------     -------     -------        -------          --
Net assets attributable to variable life policy owners..    $728,660     307,988     802,741        518,417          --
                                                            ========     =======     =======        =======          ==
Outstanding units (notes 2b, 4a, and 5): Type I.........      43,528      23,728      48,040             --          --
                                                            ========     =======     =======        =======          ==
Net asset value per unit: Type I........................    $  16.74       12.98       16.71             --          --
                                                            ========     =======     =======        =======          ==
Outstanding units (notes 2b, 4a, and 5): Type II........          --          --          --         43,130          --
                                                            ========     =======     =======        =======          ==
Net asset value per unit: Type II.......................    $     --          --          --          12.02          --
                                                            ========     =======     =======        =======          ==
Investments in securities, at cost......................    $697,868     385,828     751,634        485,557          --
                                                            ========     =======     =======        =======          ==
Shares outstanding......................................      38,151      36,493     100,470         65,046          --
                                                            ========     =======     =======        =======          ==

                                                         ---------------

                                                           Federated
                                                            Kaufmann
                                                           Fund II --
                                                         Service Shares
                                                         --------------
Assets
Investments at market value (note 2a)...................    197,313
Dividend receivable.....................................         --
Receivable from affiliate (note 4b).....................         --
Receivable for units sold...............................         --
                                                            -------
       Total assets.....................................    197,313
                                                            -------
Liabilities
Accrued expenses payable to affiliate (note 4c).........         --
Payable for units withdrawn.............................         --
                                                            -------
       Total liabilities................................         --
                                                            -------
Net assets attributable to variable life policy owners..    197,313
                                                            =======
Outstanding units (notes 2b, 4a, and 5): Type I.........         --
                                                            =======
Net asset value per unit: Type I........................         --
                                                            =======
Outstanding units (notes 2b, 4a, and 5): Type II........     14,681
                                                            =======
Net asset value per unit: Type II.......................      13.44
                                                            =======
Investments in securities, at cost......................    188,281
                                                            =======
Shares outstanding......................................     17,308
                                                            =======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003

                                                                  Fidelity Variable Insurance Products Fund (VIP)
                                                         -----------------------------------------------------------------
                                                                           VIP
                                                              VIP        Equity-        VIP          VIP          VIP
                                                            Equity-       Income       Growth       Growth      Overseas
                                                            Income     Portfolio -- Portfolio -- Portfolio -- Portfolio --
                                                         Portfolio --    Service      Initial      Service      Initial
                                                         Initial Class   Class 2       Class       Class 2       Class
                                                         ------------- ------------ ------------ ------------ ------------
Assets
Investments at market value (note 2a)...................  $10,305,070   1,812,335    6,553,085     400,525     4,712,886
Dividend receivable.....................................           --          --           --          --            --
Receivable from affiliate (note 4b).....................           --          --            5          --             6
Receivable for units sold...............................           --          --           --          --            --
                                                          -----------   ---------    ---------     -------     ---------
       Total assets.....................................   10,305,070   1,812,335    6,553,090     400,525     4,712,892
                                                          -----------   ---------    ---------     -------     ---------
Liabilities
Accrued expenses payable to affiliate (note 4c).........          370           6          234           2           168
Payable for units withdrawn.............................           --          --           --          --            --
                                                          -----------   ---------    ---------     -------     ---------
       Total liabilities................................          370           6          234           2           168
                                                          -----------   ---------    ---------     -------     ---------
Net assets attributable to variable life policy owners..  $10,304,700   1,812,329    6,552,856     400,523     4,712,724
                                                          ===========   =========    =========     =======     =========
Outstanding units (notes 2b, 4a, and 5): Type I.........      256,975          --      161,999          --       232,040
                                                          ===========   =========    =========     =======     =========
Net asset value per unit: Type I........................  $     40.10          --        40.45          --         20.31
                                                          ===========   =========    =========     =======     =========
Outstanding units (notes 2b, 4a, and 5): Type II........           --     169,061           --      57,546            --
                                                          ===========   =========    =========     =======     =========
Net asset value per unit: Type II.......................  $        --       10.72           --        6.96            --
                                                          ===========   =========    =========     =======     =========
Investments in securities, at cost......................  $ 9,398,814   1,554,693    5,676,491     352,757     4,273,806
                                                          ===========   =========    =========     =======     =========
Shares outstanding......................................      444,567      78,934      211,117      13,038       302,302
                                                          ===========   =========    =========     =======     =========

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003

                                                           Fidelity Variable Insurance Products
                                                                     Fund II (VIP II)
                                                         ----------------------------------------- ------------
                                                                                                     VIP III
                                                                                                     Dynamic
                                                            VIP II                      VIP II       Capital
                                                             Asset        VIP II     Contrafund(R) Appreciation
                                                          Manager/SM/  Contrafund(R) Portfolio --  Portfolio --
                                                         Portfolio --  Portfolio --     Service      Service
                                                         Initial Class Initial Class    Class 2      Class 2
                                                         ------------- ------------- ------------- ------------
Assets
Investments at market value (note 2a)...................  $4,954,626     7,580,249     1,344,859        --
Dividend receivable.....................................          --            --            --        --
Receivable from affiliate (note 4b).....................           2            --             2        --
Receivable for units sold...............................          --            --            --        --
                                                          ----------     ---------     ---------        --
       Total assets.....................................   4,954,628     7,580,249     1,344,861        --
                                                          ----------     ---------     ---------        --
Liabilities
Accrued expenses payable to affiliate (note 4c).........         177           278            --        --
Payable for units withdrawn.............................          --            --            --        --
                                                          ----------     ---------     ---------        --
       Total liabilities................................         177           278            --        --
                                                          ----------     ---------     ---------        --
Net assets attributable to variable life policy owners..  $4,954,451     7,579,971     1,344,861        --
                                                          ==========     =========     =========        ==
Outstanding units (notes 2b, 4a, and 5): Type I.........     174,391       260,928            --        --
                                                          ==========     =========     =========        ==
Net asset value per unit: Type I........................  $    28.41         29.05            --        --
                                                          ==========     =========     =========        ==
Outstanding units (notes 2b, 4a, and 5): Type II........          --            --       134,756        --
                                                          ==========     =========     =========        ==
Net asset value per unit: Type II.......................  $       --            --          9.98        --
                                                          ==========     =========     =========        ==
Investments in securities, at cost......................  $5,148,158     6,843,392     1,138,458        --
                                                          ==========     =========     =========        ==
Shares outstanding......................................     342,644       327,724        58,651        --
                                                          ==========     =========     =========        ==

                                                           Fidelity Variable Insurance Products
                                                                    Fund III (VIP III)
                                                         -----------------------------------------------------

                                                           VIP III      VIP III       VIP III
                                                           Growth &     Growth &      Growth       VIP III
                                                            Income       Income    Opportunities   Mid Cap
                                                         Portfolio -- Portfolio -- Portfolio --  Portfolio --
                                                           Initial      Service       Initial      Service
                                                            Class       Class 2        Class       Class 2
                                                         ------------ ------------ ------------- ------------
Assets
Investments at market value (note 2a)...................   571,670      302,888       191,606     1,256,494
Dividend receivable.....................................        --           --            --            --
Receivable from affiliate (note 4b).....................        --            1            --            --
Receivable for units sold...............................    19,313           --            --            --
                                                           -------      -------       -------     ---------
       Total assets.....................................   590,983      302,889       191,606     1,256,494
                                                           -------      -------       -------     ---------
Liabilities
Accrued expenses payable to affiliate (note 4c).........        22           --             7             5
Payable for units withdrawn.............................        --           --            --            --
                                                           -------      -------       -------     ---------
       Total liabilities................................        22           --             7             5
                                                           -------      -------       -------     ---------
Net assets attributable to variable life policy owners..   590,961      302,889       191,599     1,256,489
                                                           =======      =======       =======     =========
Outstanding units (notes 2b, 4a, and 5): Type I.........    40,229           --        18,024         8,391
                                                           =======      =======       =======     =========
Net asset value per unit: Type I........................     14.69           --         10.63         13.95
                                                           =======      =======       =======     =========
Outstanding units (notes 2b, 4a, and 5): Type II........        --       33,617            --        90,145
                                                           =======      =======       =======     =========
Net asset value per unit: Type II.......................        --         9.01            --         12.64
                                                           =======      =======       =======     =========
Investments in securities, at cost......................   534,887      276,222       198,211     1,007,885
                                                           =======      =======       =======     =========
Shares outstanding......................................    43,112       23,139        12,714        52,419
                                                           =======      =======       =======     =========

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003


                                                                                            GE Investment Funds, Inc.
                                         ------------------------------------------------------------------------------
                                                                                                   Premier
                                          Global            International   Mid-Cap      Money     Growth   Real Estate
                                          Income   Income      Equity     Value Equity   Market    Equity   Securities
                                           Fund     Fund        Fund          Fund        Fund      Fund       Fund
                                         -------- --------- ------------- ------------ ---------- --------- -----------
Assets
Investments at market value (note 2a)... $219,097 2,089,121    380,106     2,867,236   12,206,063 1,430,589  1,938,998
Dividend receivable.....................       --        --         --            --        6,948        --         --
Receivable from affiliate (note 4b).....        1        --          1            --           --         6          2
Receivable for units sold...............       --        28         --            --           --        --          7
                                         -------- ---------    -------     ---------   ---------- ---------  ---------
   Total assets.........................  219,098 2,089,149    380,107     2,867,236   12,213,011 1,430,595  1,939,007
                                         -------- ---------    -------     ---------   ---------- ---------  ---------
Liabilities
Accrued expenses payable to
 affiliate (note 4c)....................        8        65         13            65        7,326        27         63
Payable for units withdrawn.............       --        --         --            --       19,996        --          6
                                         -------- ---------    -------     ---------   ---------- ---------  ---------
   Total liabilities....................        8        65         13            65       27,322        27         69
                                         -------- ---------    -------     ---------   ---------- ---------  ---------
Net assets attributable to variable
 life policy owners..................... $219,090 2,089,084    380,094     2,867,171   12,185,689 1,430,568  1,938,938
                                         ======== =========    =======     =========   ========== =========  =========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................   17,333   131,112     29,649        95,002      600,463    77,301     62,954
                                         ======== =========    =======     =========   ========== =========  =========
Net asset value per unit: Type I........ $  12.64     13.34      12.82         18.93        17.39      9.78      28.06
                                         ======== =========    =======     =========   ========== =========  =========
Outstanding units (notes 2b, 4a, and
 5): Type II............................       --    30,525         --        85,984      162,198    75,879     13,675
                                         ======== =========    =======     =========   ========== =========  =========
Net asset value per unit: Type II....... $     --     11.14         --         12.43        10.75      8.89      12.61
                                         ======== =========    =======     =========   ========== =========  =========
Investments in securities, at cost...... $479,889 2,165,612    283,447     2,547,858   12,206,063 1,060,460  1,780,326
                                         ======== =========    =======     =========   ========== =========  =========
Shares outstanding......................   18,758   165,672     44,613       164,030   12,206,063    20,304    115,623
                                         ======== =========    =======     =========   ========== =========  =========

                                         --------------------------------------------------

                                         S&P 500(R)  Small-Cap    Total     U.S.   Value
                                           Index    Value Equity  Return   Equity  Equity
                                            Fund        Fund       Fund     Fund    Fund
                                         ---------- ------------ --------- ------- -------
Assets
Investments at market value (note 2a)... 7,696,333   1,254,909   2,266,219 891,196 505,890
Dividend receivable.....................        --          --          --      --      --
Receivable from affiliate (note 4b).....        --          --           1       2      --
Receivable for units sold...............        --          --          31      --      --
                                         ---------   ---------   --------- ------- -------
   Total assets......................... 7,696,333   1,254,909   2,266,251 891,198 505,890
                                         ---------   ---------   --------- ------- -------
Liabilities
Accrued expenses payable to
 affiliate (note 4c)....................       185          14          68      16      --
Payable for units withdrawn.............        --          --          --      --      --
                                         ---------   ---------   --------- ------- -------
   Total liabilities....................       185          14          68      16      --
                                         ---------   ---------   --------- ------- -------
Net assets attributable to variable
 life policy owners..................... 7,696,148   1,254,895   2,266,183 891,182 505,890
                                         =========   =========   ========= ======= =======
Outstanding units (notes 2b, 4a, and
 5): Type I.............................   118,264      28,721      54,211  39,733      --
                                         =========   =========   ========= ======= =======
Net asset value per unit: Type I........     38.71       12.84       35.36   10.82      --
                                         =========   =========   ========= ======= =======
Outstanding units (notes 2b, 4a, and
 5): Type II............................   372,096      65,348      30,240  50,413  53,308
                                         =========   =========   ========= ======= =======
Net asset value per unit: Type II.......      8.38       13.56       11.55    9.15    9.49
                                         =========   =========   ========= ======= =======
Investments in securities, at cost...... 7,324,424   1,112,994   2,155,597 747,274 459,928
                                         =========   =========   ========= ======= =======
Shares outstanding......................   375,248      98,501     150,180  28,310  56,085
                                         =========   =========   ========= ======= =======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003

                                                                              Greenwich
                                                     Goldman Sachs Variable     Street
                                                        Insurance Trust      Series Fund
                                                     ---------------------- -------------- -------------
                                                                               Salomon
                                                                               Brothers
                                                       Goldman    Goldman      Variable      Balanced
                                                        Sachs      Sachs       Emerging    Portfolio --
                                                     Growth and   Mid Cap   Growth Fund -- Institutional
                                                     Income Fund Value Fund    Class II       Shares
                                                     ----------- ---------- -------------- -------------
Assets
Investments at market value (note 2a)...............   $91,569   2,899,152      68,084       4,360,022
Dividend receivable.................................        --          --          --              --
Receivable from affiliate (note 4b).................        --           3          --              --
Receivable for units sold...........................        --          --          --              --
                                                       -------   ---------      ------       ---------
   Total assets.....................................    91,569   2,899,155      68,084       4,360,022
                                                       -------   ---------      ------       ---------
Liabilities
Accrued expenses payable to affiliate (note 4c).....         3         104          --             158
Payable for units withdrawn.........................        --          --          --              --
                                                       -------   ---------      ------       ---------
   Total liabilities................................         3         104          --             158
                                                       -------   ---------      ------       ---------
Net assets attributable to variable life policy
  owners............................................   $91,566   2,899,051      68,084       4,359,864
                                                       =======   =========      ======       =========
Outstanding units (notes 2b, 4a, and 5): Type I.....    10,992     203,015          --         189,807
                                                       =======   =========      ======       =========
Net asset value per unit: Type I....................   $  8.33       14.28          --           22.97
                                                       =======   =========      ======       =========
Outstanding units (notes 2b, 4a, and 5): Type II....        --          --       5,361              --
                                                       =======   =========      ======       =========
Net asset value per unit: Type II...................   $    --          --       12.70              --
                                                       =======   =========      ======       =========
Investments in securities, at cost..................   $81,509   2,547,040      64,708       4,081,341
                                                       =======   =========      ======       =========
Shares outstanding..................................     9,157     216,840       3,519         189,731
                                                       =======   =========      ======       =========


                                                                 Janus Aspen Series
                                                     --------------------------------------------------------

                                                                     Capital                     Flexible
                                                       Balanced   Appreciation     Capital        Income
                                                     Portfolio -- Portfolio --   Appreciation  Portfolio --
                                                       Service    Institutional  Portfolio --  Institutional
                                                        Shares       Shares     Service Shares    Shares
                                                     ------------ ------------- -------------- -------------
Assets
Investments at market value (note 2a)...............  1,621,272       990,679      122,699        330,689
Dividend receivable.................................         --            --           --             --
Receivable from affiliate (note 4b).................          6            --           --             --
Receivable for units sold...........................         --        10,000           --             --
                                                      ---------     ---------      -------        -------
   Total assets.....................................  1,621,278     1,000,679      122,699        330,689
                                                      ---------     ---------      -------        -------
Liabilities
Accrued expenses payable to affiliate (note 4c).....         --            36           --             12
Payable for units withdrawn.........................         --            --           --             --
                                                      ---------     ---------      -------        -------
   Total liabilities................................         --            36           --             12
                                                      ---------     ---------      -------        -------
Net assets attributable to variable life policy
  owners............................................  1,621,278     1,000,643      122,699        330,677
                                                      =========     =========      =======        =======
Outstanding units (notes 2b, 4a, and 5): Type I.....         --        50,233           --         19,214
                                                      =========     =========      =======        =======
Net asset value per unit: Type I....................         --         19.92           --          17.21
                                                      =========     =========      =======        =======
Outstanding units (notes 2b, 4a, and 5): Type II....    159,732            --       16,901             --
                                                      =========     =========      =======        =======
Net asset value per unit: Type II...................      10.15            --         7.26             --
                                                      =========     =========      =======        =======
Investments in securities, at cost..................  1,529,453       958,952      112,269        332,892
                                                      =========     =========      =======        =======
Shares outstanding..................................     68,063        47,537        5,933         26,476
                                                      =========     =========      =======        =======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003


                                                                                                  Janus Aspen Series (continued)
                                         ---------------------------------------------------------------------------------------
                                                                                                    International
                                          Global Life       Global        Growth                       Growth     International
                                            Sciences      Technology   Portfolio --      Growth     Portfolio --      Growth
                                          Portfolio --   Portfolio --  Institutional Portfolio  --  Institutional  Portfolio --
                                         Service Shares Service Shares    Shares     Service Shares    Shares     Service Shares
                                         -------------- -------------- ------------- -------------- ------------- --------------
Assets
Investments at market value (note 2a)...    $435,835        89,554       3,864,904       97,434       1,723,541      269,097
Dividend receivable.....................          --            --              --           --              --           --
Receivable from affiliate (note 4b).....           2            --              --           --              --            1
Receivable for units sold...............          --            --              --           --              --           --
                                            --------       -------       ---------       ------       ---------      -------
   Total assets.........................     435,837        89,554       3,864,904       97,434       1,723,541      269,098
                                            --------       -------       ---------       ------       ---------      -------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................           8             3             144           --              66           --
Payable for units withdrawn.............          --            --          19,313           --              --           --
                                            --------       -------       ---------       ------       ---------      -------
   Total liabilities....................           8             3          19,457           --              66           --
                                            --------       -------       ---------       ------       ---------      -------
Net assets attributable to variable
 life policy owners.....................    $435,829        89,551       3,845,447       97,434       1,723,475      269,098
                                            ========       =======       =========       ======       =========      =======
Outstanding units (notes 2b, 4a, and
 5): Type I.............................      22,853        20,384         193,045           --          98,597           --
                                            ========       =======       =========       ======       =========      =======
Net asset value per unit: Type I........    $   8.14          3.55           19.92           --           17.48           --
                                            ========       =======       =========       ======       =========      =======
Outstanding units (notes 2b, 4a, and
 5): Type II............................      33,987         3,988              --       14,990              --       38,388
                                            ========       =======       =========       ======       =========      =======
Net asset value per unit: Type II.......    $   7.35          4.31              --         6.50              --         7.01
                                            ========       =======       =========       ======       =========      =======
Investments in securities, at cost......    $408,979       210,041       2,894,392       91,756       1,399,325      214,110
                                            ========       =======       =========       ======       =========      =======
Shares outstanding......................      63,256        25,369         200,983        5,117          74,742       11,756
                                            ========       =======       =========       ======       =========      =======

                                         ----------------------------------------------------------
                                                           Mid Cap      Worldwide
                                            Mid Cap        Growth        Growth       Worldwide
                                             Growth     Portfolio --  Portfolio --      Growth
                                          Portfolio --  Institutional Institutional  Portfolio --
                                         Service Shares    Shares        Shares     Service Shares
                                         -------------- ------------- ------------- --------------
Assets
Investments at market value (note 2a)...    575,468       1,640,885     5,339,506      219,786
Dividend receivable.....................         --              --            --           --
Receivable from affiliate (note 4b).....         --               2             8           --
Receivable for units sold...............         --          10,000            --           --
                                            -------       ---------     ---------      -------
   Total assets.........................    575,468       1,650,887     5,339,514      219,786
                                            -------       ---------     ---------      -------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................          5              59           190            1
Payable for units withdrawn.............         --              --            --           --
                                            -------       ---------     ---------      -------
   Total liabilities....................          5              59           190            1
                                            -------       ---------     ---------      -------
Net assets attributable to variable
 life policy owners.....................    575,463       1,650,828     5,339,324      219,785
                                            =======       =========     =========      =======
Outstanding units (notes 2b, 4a, and
 5): Type I.............................         --          86,612       241,380           --
                                            =======       =========     =========      =======
Net asset value per unit: Type I........         --           19.06         22.12           --
                                            =======       =========     =========      =======
Outstanding units (notes 2b, 4a, and
 5): Type II............................    120,138              --            --       33,504
                                            =======       =========     =========      =======
Net asset value per unit: Type II.......       4.79              --            --         6.56
                                            =======       =========     =========      =======
Investments in securities, at cost......    516,423       1,556,731     4,673,792      199,448
                                            =======       =========     =========      =======
Shares outstanding......................     27,338          76,677       206,797        8,552
                                            =======       =========     =========      =======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003



                                                                            MFS(R) Variable Insurance Trust
                                                         ----------------------------------------------------------------------
                                                         MFS(R) Investors
                                                              Growth      MFS(R) Investors     MFS(R) New      MFS(R) Utilities
                                                         Stock Series  -- Trust Series --  Discovery Series --    Series --
                                                             Service          Service            Service           Service
                                                           Class Shares     Class Shares      Class Shares       Class Shares
                                                         ---------------- ---------------- ------------------- ----------------
Assets
Investments at market value (note 2a)...................     $428,889         802,333            286,824          1,099,274
Dividend receivable.....................................           --              --                 --                 --
Receivable from affiliate (note 4b).....................           --               3                  1                 --
Receivable for units sold...............................           --              --                 --                 --
                                                             --------         -------            -------          ---------
       Total assets.....................................      428,889         802,336            286,825          1,099,274
                                                             --------         -------            -------          ---------
Liabilities
Accrued expenses payable to affiliate (note 4c).........           --              --                  4                  2
Payable for units withdrawn.............................           --              --                 --                 --
                                                             --------         -------            -------          ---------
       Total liabilities................................           --              --                  4                  2
                                                             --------         -------            -------          ---------
Net assets attributable to variable life policy owners..     $428,889         802,336            286,821          1,099,272
                                                             ========         =======            =======          =========
Outstanding units (notes 2b, 4a, and 5): Type I.........           --              --              7,618                 --
                                                             ========         =======            =======          =========
Net asset value per unit: Type I........................     $     --              --              12.75                 --
                                                             ========         =======            =======          =========
Outstanding units (notes 2b, 4a, and 5): Type II........       69,512          99,299             22,855            138,622
                                                             ========         =======            =======          =========
Net asset value per unit: Type II.......................     $   6.17            8.08               8.30               7.93
                                                             ========         =======            =======          =========
Investments in securities, at cost......................     $379,366         786,298            257,898          1,001,001
                                                             ========         =======            =======          =========
Shares outstanding......................................       50,045          49,344             20,709             69,267
                                                             ========         =======            =======          =========

                                                            Nations Separate
                                                              Account Trust
                                                         -----------------------
                                                                      Nations
                                                          Nations     Marsico
                                                          Marsico  International
                                                          Growth   Opportunities
                                                         Portfolio   Portfolio
                                                         --------- -------------
Assets
Investments at market value (note 2a)...................  84,883      39,335
Dividend receivable.....................................      --          --
Receivable from affiliate (note 4b).....................      --          --
Receivable for units sold...............................      --          --
                                                          ------      ------
       Total assets.....................................  84,883      39,335
                                                          ------      ------
Liabilities
Accrued expenses payable to affiliate (note 4c).........      --          --
Payable for units withdrawn.............................      --          --
                                                          ------      ------
       Total liabilities................................      --          --
                                                          ------      ------
Net assets attributable to variable life policy owners..  84,883      39,335
                                                          ======      ======
Outstanding units (notes 2b, 4a, and 5): Type I.........      --          --
                                                          ======      ======
Net asset value per unit: Type I........................      --          --
                                                          ======      ======
Outstanding units (notes 2b, 4a, and 5): Type II........   6,802       2,909
                                                          ======      ======
Net asset value per unit: Type II.......................   12.48       13.52
                                                          ======      ======
Investments in securities, at cost......................  79,386      36,412
                                                          ======      ======
Shares outstanding......................................   5,763       2,901
                                                          ======      ======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003

                                                                                    Oppenheimer Variable Account Funds
                                         -------------------------------------------------------------------------------------
                                                     Oppenheimer                          Oppenheimer  Oppenheimer
                                                     Aggressive                             Capital      Global
                                         Oppenheimer   Growth                Oppenheimer  Appreciation Securities  Oppenheimer
                                         Aggressive  Fund/VA --  Oppenheimer   Capital     Fund/VA --  Fund/VA --     High
                                           Growth      Service      Bond     Appreciation   Service      Service     Income
                                           Fund/VA     Shares      Fund/VA     Fund/VA       Shares      Shares      Fund/VA
                                         ----------- ----------- ----------- ------------ ------------ ----------- -----------
Assets
Investments at market value (note 2a)... $3,169,483    73,281     1,861,298   3,335,135      68,324     1,419,192   3,115,486
Dividend receivable.....................         --        --            --          --          --            --          --
Receivable from affiliate (note 4b).....         --        --            --           2          --             7           1
Receivable for units sold...............         --        --            --          --          --            --          19
                                         ----------    ------     ---------   ---------      ------     ---------   ---------
   Total assets.........................  3,169,483    73,281     1,861,298   3,335,137      68,324     1,419,199   3,115,506
                                         ----------    ------     ---------   ---------      ------     ---------   ---------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................        114        --            67         119          --            --         111
Payable for units withdrawn.............         --        --            --          --          --            --          --
                                         ----------    ------     ---------   ---------      ------     ---------   ---------
   Total liabilities....................        114        --            67         119          --            --         111
                                         ----------    ------     ---------   ---------      ------     ---------   ---------
Net assets attributable to variable
 life policy owners..................... $3,169,369    73,281     1,861,231   3,335,018      68,324     1,419,199   3,115,395
                                         ==========    ======     =========   =========      ======     =========   =========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................     90,347        --        65,421      80,653          --            --      84,132
                                         ==========    ======     =========   =========      ======     =========   =========
Net asset value per unit: Type I........ $    35.08        --         28.45       41.35          --            --       37.03
                                         ==========    ======     =========   =========      ======     =========   =========
Outstanding units (notes 2b, 4a, and
 5): Type II............................         --     6,046            --          --       5,497       142,490          --
                                         ==========    ======     =========   =========      ======     =========   =========
Net asset value per unit: Type II....... $       --     12.12            --          --       12.43          9.96          --
                                         ==========    ======     =========   =========      ======     =========   =========
Investments in securities, at cost...... $4,296,183    71,404     1,815,935   2,689,830      65,170     1,106,617   2,868,816
                                         ==========    ======     =========   =========      ======     =========   =========
Shares outstanding......................     86,338     2,006       162,986      96,113       1,979        56,859     361,845
                                         ==========    ======     =========   =========      ======     =========   =========

                                         ------------------------------------
                                                     Oppenheimer
                                         Oppenheimer Main Street
                                         Main Street  Small Cap  Oppenheimer
                                         Fund/VA --  Fund/VA --   Multiple
                                           Service     Service   Strategies
                                           Shares      Shares      Fund/VA
                                         ----------- ----------- -----------
Assets
Investments at market value (note 2a)...   949,639     192,295    3,110,098
Dividend receivable.....................        --          --           --
Receivable from affiliate (note 4b).....         4          --           --
Receivable for units sold...............        --          --           --
                                           -------     -------    ---------
   Total assets.........................   949,643     192,295    3,110,098
                                           -------     -------    ---------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................        --          --          115
Payable for units withdrawn.............        --          --           --
                                           -------     -------    ---------
   Total liabilities....................        --          --          115
                                           -------     -------    ---------
Net assets attributable to variable
 life policy owners.....................   949,643     192,295    3,109,983
                                           =======     =======    =========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................        --          --       88,781
                                           =======     =======    =========
Net asset value per unit: Type I........        --          --        35.03
                                           =======     =======    =========
Outstanding units (notes 2b, 4a, and
 5): Type II............................   108,531      13,894           --
                                           =======     =======    =========
Net asset value per unit: Type II.......      8.75       13.84           --
                                           =======     =======    =========
Investments in securities, at cost......   837,390     175,274    3,065,245
                                           =======     =======    =========
Shares outstanding......................    49,719      14,350      195,358
                                           =======     =======    =========

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003

                                           PBHG Insurance
                                          Series Fund, Inc.                 PIMCO Variable Insurance Trust
                                         ------------------- ------------------------------------------------------------
                                                                                              Long-Term
                                                     PBHG     Foreign Bond    High Yield   U.S. Government  Total Return
                                           PBHG    Large Cap  Portfolio --   Portfolio --   Portfolio --    Portfolio --
                                         Growth II  Growth   Administrative Administrative Administrative  Administrative
                                         Portfolio Portfolio  Class Shares   Class Shares   Class Shares    Class Shares
                                         --------- --------- -------------- -------------- --------------- --------------
Assets
Investments at market value (note 2a)... $129,635   336,883      88,237       1,230,140       1,688,741      3,501,952
Dividend receivable.....................       --        --         169           7,277           3,429          6,417
Receivable from affiliate (note 4b).....       --        --          --              --              --             --
Receivable for units sold...............       --        --          --              --              --             --
                                         --------   -------      ------       ---------       ---------      ---------
       Total assets.....................  129,635   336,883      88,406       1,237,417       1,692,170      3,508,369
                                         --------   -------      ------       ---------       ---------      ---------
Liabilities
Accrued expenses payable to affiliate
  (note 4c).............................        5        13         169           7,279           3,431          6,429
Payable for units withdrawn.............       --        --          --              --              --             --
                                         --------   -------      ------       ---------       ---------      ---------
       Total liabilities................        5        13         169           7,279           3,431          6,429
                                         --------   -------      ------       ---------       ---------      ---------
Net assets attributable to variable
  life policy owners.................... $129,630   336,870      88,237       1,230,138       1,688,739      3,501,940
                                         ========   =======      ======       =========       =========      =========
Outstanding units (notes 2b, 4a, and
  5): Type I............................   14,136    21,989          --              --              --         20,461
                                         ========   =======      ======       =========       =========      =========
Net asset value per unit: Type I........ $   9.17     15.32          --              --              --          10.11
                                         ========   =======      ======       =========       =========      =========
Outstanding units (notes 2b, 4a, and
  5): Type II...........................       --        --       7,145          99,205         123,446        257,227
                                         ========   =======      ======       =========       =========      =========
Net asset value per unit: Type II....... $     --        --       12.35           12.40           13.68          12.81
                                         ========   =======      ======       =========       =========      =========
Investments in securities, at cost...... $123,751   300,917      88,702       1,140,845       1,683,267      3,465,902
                                         ========   =======      ======       =========       =========      =========
Shares outstanding......................   13,188    20,642       8,797         150,200         153,383        338,026
                                         ========   =======      ======       =========       =========      =========

                                              The Prudential       Rydex Variable
                                             Series Fund, Inc.         Trust
                                         ------------------------- --------------

                                           Jennison
                                         20/20 Focus    Jennison
                                         Portfolio -- Portfolio --
                                           Class II     Class II      OTC Fund
                                         ------------ ------------ --------------
Assets
Investments at market value (note 2a)...      --            --         46,499
Dividend receivable.....................      --            --             --
Receivable from affiliate (note 4b).....      --            --             --
Receivable for units sold...............      --            --             --
                                              --          ----         ------
       Total assets.....................      --            --         46,499
                                              --          ----         ------
Liabilities
Accrued expenses payable to affiliate
  (note 4c).............................      --            --             --
Payable for units withdrawn.............      --            --             --
                                              --          ----         ------
       Total liabilities................      --            --             --
                                              --          ----         ------
Net assets attributable to variable
  life policy owners....................      --            --         46,499
                                              ==          ====         ======
Outstanding units (notes 2b, 4a, and
  5): Type I............................      --            --             --
                                              ==          ====         ======
Net asset value per unit: Type I........      --            --             --
                                              ==          ====         ======
Outstanding units (notes 2b, 4a, and
  5): Type II...........................      --            --         11,019
                                              ==          ====         ======
Net asset value per unit: Type II.......      --            --           4.22
                                              ==          ====         ======
Investments in securities, at cost......      --            --         44,762
                                              ==          ====         ======
Shares outstanding......................      --            --          3,533
                                              ==          ====         ======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003

                                                                              Salomon Brothers Variable
                                                                                   Series Fund Inc
                                                      -------------------------------------------------------------------------
                                                                                                               Salomon Brothers
                                                      Salomon Brothers  Salomon Brothers    Salomon Brothers       Variable
                                                      Variable All Cap Variable Investors  Variable Strategic    Total Return
                                                      Fund -- Class II  Fund -- Class I   Bond Fund -- Class I Fund -- Class I
                                                      ---------------- ------------------ -------------------- ----------------
Assets
Investments at market value (note 2a)................     $66,213           628,445             446,878            133,184
Dividend receivable..................................          --                --                  --                 --
Receivable from affiliate (note 4b)..................          --                 2                  --                 --
Receivable for units sold............................          --                --                  --                 --
                                                          -------           -------             -------            -------
       Total assets..................................      66,213           628,447             446,878            133,184
                                                          -------           -------             -------            -------
Liabilities
Accrued expenses payable to affiliate (note 4c)......          --                22                  16                  5
Payable for units withdrawn..........................          --                --                  --                 --
                                                          -------           -------             -------            -------
       Total liabilities.............................          --                22                  16                  5
                                                          -------           -------             -------            -------
Net assets attributable to variable life policy
  owners.............................................     $66,213           628,425             446,862            133,179
                                                          =======           =======             =======            =======
Outstanding units (notes 2b, 4a, and 5): Type I......          --            44,007              32,833             11,442
                                                          =======           =======             =======            =======
Net asset value per unit: Type I.....................     $    --             14.28               13.61              11.64
                                                          =======           =======             =======            =======
Outstanding units (notes 2b, 4a, and 5): Type II.....       5,070                --                  --                 --
                                                          =======           =======             =======            =======
Net asset value per unit: Type II....................     $ 13.06                --                  --                 --
                                                          =======           =======             =======            =======
Investments in securities, at cost...................     $62,422           612,550             498,232            128,034
                                                          =======           =======             =======            =======
Shares outstanding...................................       4,239            49,523              41,036             12,389
                                                          =======           =======             =======            =======

                                                                 Van Kampen Life
                                                                Investment Trust
                                                      -------------------------------------
                                                                               Emerging
                                                                                Growth
                                                      Comstock Portfolio --  Portfolio --
                                                         Class II Shares    Class II Shares
                                                      --------------------- ---------------
Assets
Investments at market value (note 2a)................        238,283            25,854
Dividend receivable..................................             --                --
Receivable from affiliate (note 4b)..................              1                --
Receivable for units sold............................             --                --
                                                             -------            ------
       Total assets..................................        238,284            25,854
                                                             -------            ------
Liabilities
Accrued expenses payable to affiliate (note 4c)......             --                --
Payable for units withdrawn..........................             --                --
                                                             -------            ------
       Total liabilities.............................             --                --
                                                             -------            ------
Net assets attributable to variable life policy
  owners.............................................        238,284            25,854
                                                             =======            ======
Outstanding units (notes 2b, 4a, and 5): Type I......             --                --
                                                             =======            ======
Net asset value per unit: Type I.....................             --                --
                                                             =======            ======
Outstanding units (notes 2b, 4a, and 5): Type II.....         22,416             2,774
                                                             =======            ======
Net asset value per unit: Type II....................          10.63              9.32
                                                             =======            ======
Investments in securities, at cost...................        199,444            23,421
                                                             =======            ======
Shares outstanding...................................         20,279             1,068
                                                             =======            ======

                See accompanying notes to financial statements.

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                           Statements of Operations

                                                                       AIM Variable Insurance Funds
                                                  ---------------------------------------------------------------------
                                                   AIM V.I. Basic                                           AIM V.I.
                                                        Value         AIM V.I. Capital      AIM V.I.         Premier
                                                  Fund -- Series II Appreciation Fund -- Growth Fund --  Equity Fund --
                                                       Shares         Series I Shares    Series I Shares Series I Shares
                                                  ----------------- -------------------- --------------- ---------------
                                                     Period from
                                                   May 1, 2003 to
                                                  December 31, 2003             Year ended December 31, 2003
                                                  ----------------- ---------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends..................      $   --                  --                --            1,412
   Expenses -- Mortality and expense risk
     charges and administrative expenses -- Type
     I (note 4a).................................          --                  --                --               --
                                                       ------              ------            ------          -------
Net investment income (expense)..................          --                  --                --            1,412
                                                       ------              ------            ------          -------
Net realized and unrealized gain (loss) on
  investments:
   Net realized gain (loss)......................         130                 754               182           (4,614)
   Unrealized appreciation (depreciation)........       8,201              37,269            30,307          106,297
   Capital gain distributions....................          --                  --                --               --
                                                       ------              ------            ------          -------
Net realized and unrealized gain (loss) on
  investments....................................       8,331              38,023            30,489          101,683
                                                       ------              ------            ------          -------
Increase (decrease) in net assets from operations      $8,331              38,023            30,489          103,095
                                                       ======              ======            ======          =======

                                                        The Alger American Fund
                                                  ----------------------------------
                                                  Alger American Alger American Small
                                                      Growth        Capitalization
                                                   Portfolio --      Portfolio --
                                                  Class O Shares    Class O Shares
                                                  -------------- --------------------


                                                     Year ended December 31, 2003
                                                  ----------------------------------
Investment income and expense:
   Income -- Ordinary dividends..................          --               --
   Expenses -- Mortality and expense risk
     charges and administrative expenses -- Type
     I (note 4a).................................      23,953           13,456
                                                    ---------          -------
Net investment income (expense)..................     (23,953)         (13,456)
                                                    ---------          -------
Net realized and unrealized gain (loss) on
  investments:
   Net realized gain (loss)......................    (541,281)          50,737
   Unrealized appreciation (depreciation)........   1,109,677          300,698
   Capital gain distributions....................          --               --
                                                    ---------          -------
Net realized and unrealized gain (loss) on
  investments....................................     568,396          351,435
                                                    ---------          -------
Increase (decrease) in net assets from operations     544,443          337,979
                                                    =========          =======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                                                             AllianceBernstein Variable
                                                             Products Series Fund, Inc.
                                                 ---------------------------------------------------



                                                    Growth      Premier
                                                  and Income     Growth       Quasar     Technology
                                                 Portfolio -- Portfolio -- Portfolio -- Portfolio --
                                                   Class B      Class B      Class B      Class B
                                                 ------------ ------------ ------------ ------------
                                                                                        Period from
                                                                                        May 1, 2003
                                                                                             to
                                                                                        December 31,
                                                      Year ended December 31, 2003          2003
                                                 -------------------------------------- ------------
Investment income and expense:
   Income -- Ordinary dividends.................   $ 16,112          --           --          --
   Expenses -- Mortality and expense risk
     charges and administrative expenses --
     Type I (note 4a)...........................        476          --           --          --
                                                   --------     -------       ------       -----
Net investment income (expense).................     15,636          --           --          --
                                                   --------     -------       ------       -----
Net realized and unrealized gain (loss) on
  investments:
   Net realized gain (loss).....................     (6,158)    (11,554)       8,331          32
   Unrealized appreciation (depreciation).......    561,403      59,422       36,096       1,534
   Capital gain distributions...................         --          --           --          --
                                                   --------     -------       ------       -----
Net realized and unrealized gain (loss) on
  investments...................................    555,245      47,868       44,427       1,566
                                                   --------     -------       ------       -----
Increase (decrease) in net assets from
  operations....................................   $570,881      47,868       44,427       1,566
                                                   ========     =======       ======       =====

                                                                                       Eaton Vance
                                                            Dreyfus                  Variable Trust
                                                 -----------------------------  -------------------------
                                                     Dreyfus      The Dreyfus
                                                   Investment       Socially
                                                   Portfolios-    Responsible                     VT
                                                    Emerging         Growth                   Worldwide
                                                     Markets         Fund,      VT Floating-    Health
                                                  Portfolio --      Inc. --         Rate       Sciences
                                                 Initial Shares  Initial Shares Income Fund      Fund
                                                 --------------- -------------- ------------ ------------
                                                   Period from                  Period from  Period from
                                                 January 1, 2003                May 1, 2003  May 1, 2003
                                                       to          Year ended        to           to
                                                  November 14,    December 31,  December 31, December 31,
                                                      2003            2003          2003         2003
                                                 --------------- -------------- ------------ ------------
Investment income and expense:
   Income -- Ordinary dividends.................         39             37          495            --
   Expenses -- Mortality and expense risk
     charges and administrative expenses --
     Type I (note 4a)...........................         --             --           --            --
                                                     ------          -----          ---         -----
Net investment income (expense).................         39             37          495            --
                                                     ------          -----          ---         -----
Net realized and unrealized gain (loss) on
  investments:
   Net realized gain (loss).....................     14,470            (19)          97            41
   Unrealized appreciation (depreciation).......      1,849          7,814          290         3,944
   Capital gain distributions...................         --             --           --            --
                                                     ------          -----          ---         -----
Net realized and unrealized gain (loss) on
  investments...................................     16,319          7,795          387         3,985
                                                     ------          -----          ---         -----
Increase (decrease) in net assets from
  operations....................................     16,358          7,832          882         3,985
                                                     ======          =====          ===         =====

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                                                                                Federated Insurance Series
                                                         ------------------------------------------------------------
                                                         Federated             Federated   Federated
                                                          American            High Income High Income    Federated
                                                          Leaders   Federated    Bond        Bond      International
                                                         Fund II --  Capital  Fund II --  Fund II --       Small
                                                          Primary    Income     Primary     Service       Company
                                                           Shares    Fund II    Shares      Shares        Fund II
                                                         ---------- --------- ----------- ----------- ---------------
                                                                                                        Period from
                                                                                                      January 1, 2003
                                                                                                            to
                                                                                                       November 14,
                                                                 Year ended December 31, 2003              2003
                                                         -------------------------------------------- ---------------
Investment income and expense:
   Income -- Ordinary dividends.........................  $ 10,042    16,587     48,405     18,647            --
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type I (note 4a)........     8,528     3,475     11,354         --            --
                                                          --------   -------    -------     ------        ------
Net investment income (expense).........................     1,514    13,112     37,051     18,647            --
                                                          --------   -------    -------     ------        ------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss).............................   (42,011)  (36,499)   187,510      3,425        (3,005)
   Unrealized appreciation (depreciation)...............   204,240    71,603    (55,683)    39,322        13,860
   Capital gain distributions...........................        --        --         --         --            --
                                                          --------   -------    -------     ------        ------
Net realized and unrealized gain (loss) on investments..   162,229    35,104    131,827     42,747        10,855
                                                          --------   -------    -------     ------        ------
Increase (decrease) in net assets from operations.......  $163,743    48,216    168,878     61,394        10,855
                                                          ========   =======    =======     ======        ======

                                                         -------------

                                                          Federated
                                                           Kaufmann
                                                          Fund II --
                                                           Service
                                                            Shares
                                                         ------------
                                                         Period from
                                                         May 1, 2003
                                                              to
                                                         December 31,
                                                             2003
                                                         ------------
Investment income and expense:
   Income -- Ordinary dividends.........................       --
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type I (note 4a)........       --
                                                            -----
Net investment income (expense).........................       --
                                                            -----
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss).............................       35
   Unrealized appreciation (depreciation)...............    9,032
   Capital gain distributions...........................       --
                                                            -----
Net realized and unrealized gain (loss) on investments..    9,067
                                                            -----
Increase (decrease) in net assets from operations.......    9,067
                                                            =====

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III


                                                         -------------
                                                              VIP
                                                         Equity-Income
                                                         Portfolio --
                                                         Initial Class
                                                         -------------

                                                         -------------
Investment income and expense:
   Income -- Ordinary dividends.........................  $  158,931
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type I (note 4a)........     114,455
                                                          ----------
Net investment income (expense).........................      44,476
                                                          ----------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss).............................    (542,079)
   Unrealized appreciation (depreciation)...............   2,784,701
   Capital gain distributions...........................          --
                                                          ----------
Net realized and unrealized gain (loss) on investments..   2,242,622
                                                          ----------
Increase (decrease) in net assets from operations.......  $2,287,098
                                                          ==========

                                                         Fidelity Variable Insurance Products Fund (VIP)
                                                         -----------------------------------------------------------
                                                               VIP            VIP            VIP            VIP
                                                          Equity-Income     Growth         Growth        Overseas
                                                          Portfolio --   Portfolio --   Portfolio --   Portfolio --
                                                         Service Class 2 Initial Class Service Class 2 Initial Class
                                                         --------------- ------------- --------------- -------------
                                                                  Year ended December 31, 2003
                                                         -----------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends.........................      14,784          16,215          212           13,981
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type I (note 4a)........          --          76,991           --           36,625
                                                             -------       ---------       ------        ---------
Net investment income (expense).........................      14,784         (60,776)         212          (22,644)
                                                             -------       ---------       ------        ---------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss).............................       4,909        (141,120)      (1,237)         880,872
   Unrealized appreciation (depreciation)...............     342,641       1,818,692       77,165          183,006
   Capital gain distributions...........................          --              --           --               --
                                                             -------       ---------       ------        ---------
Net realized and unrealized gain (loss) on investments..     347,550       1,677,572       75,928        1,063,878
                                                             -------       ---------       ------        ---------
Increase (decrease) in net assets from operations.......     362,334       1,616,796       76,140        1,041,234
                                                             =======       =========       ======        =========

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                                                           Fidelity Variable Insurance Products
                                                                     Fund II (VIP II)
                                                         ---------------------------------------- ------------
                                                                                                    VIP III
                                                            VIP II                                  Dynamic
                                                            Asset        VIP II        VIP II       Capital
                                                         Manager/SM/  Contrafund(R) Contrafund(R) Appreciation
                                                         Portfolio -- Portfolio --  Portfolio --  Portfolio --
                                                           Initial       Initial       Service      Service
                                                            Class         Class        Class 2      Class 2
                                                         ------------ ------------- ------------- ------------
                                                                                                  Period from
                                                                                                  May 1, 2003
                                                                                                       to
                                                                                                  December 31,
                                                               Year ended December 31, 2003           2003
                                                         ---------------------------------------- ------------
Investment income and expense:
 Income -- Ordinary dividends...........................  $ 170,690        28,640        1,644         --
 Expenses -- Mortality and expense risk charges and
   administrative expenses -- Type I (note 4a)..........     61,840        83,272           --         --
                                                          ---------     ---------      -------         --
Net investment income (expense).........................    108,850       (54,632)       1,644         --
                                                          ---------     ---------      -------         --
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)...............................   (110,794)      (94,695)       8,716         --
 Unrealized appreciation (depreciation).................    724,610     1,727,182      220,632         --
 Capital gain distributions.............................         --            --           --         --
                                                          ---------     ---------      -------         --
Net realized and unrealized gain (loss) on investments..    613,816     1,632,487      229,348         --
                                                          ---------     ---------      -------         --
Increase (decrease) in net assets from operations.......  $ 722,666     1,577,855      230,992         --
                                                          =========     =========      =======         ==

                                                           Fidelity Variable Insurance Products
                                                                    Fund III (VIP III)
                                                         -----------------------------------------------------

                                                           VIP III      VIP III       VIP III
                                                           Growth &     Growth &      Growth       VIP III
                                                            Income       Income    Opportunities   Mid Cap
                                                         Portfolio -- Portfolio -- Portfolio --  Portfolio --
                                                           Initial      Service       Initial      Service
                                                            Class       Class 2        Class       Class 2
                                                         ------------ ------------ ------------- ------------




                                                                     Year ended December 31, 2003
                                                         ----------------------------------------------------
Investment income and expense:
 Income -- Ordinary dividends...........................     5,379        1,360         1,723        1,406
 Expenses -- Mortality and expense risk charges and
   administrative expenses -- Type I (note 4a)..........     6,070           --         2,642          396
                                                           -------       ------       -------      -------
Net investment income (expense).........................      (691)       1,360          (919)       1,010
                                                           -------       ------       -------      -------
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)...............................   (16,559)        (321)      (69,034)      10,824
 Unrealized appreciation (depreciation).................   101,842       36,253       128,089      260,724
 Capital gain distributions.............................        --           --            --           --
                                                           -------       ------       -------      -------
Net realized and unrealized gain (loss) on investments..    85,283       35,932        59,055      271,548
                                                           -------       ------       -------      -------
Increase (decrease) in net assets from operations.......    84,592       37,292        58,136      272,558
                                                           =======       ======       =======      =======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                                                                                     GE Investments Funds, Inc.
                                  --------------------------------------------------------------------------------------------
                                   Global             International   Mid-Cap     Money      Premier    Real Estate S&P 500(R)
                                   Income    Income      Equity     Value Equity  Market  Growth Equity Securities    Index
                                    Fund      Fund        Fund          Fund       Fund       Fund         Fund        Fund
                                  --------  --------  ------------- ------------ -------  ------------- ----------- ----------
                                                                                    Year ended December 31, 2003
                                  --------------------------------------------------------------------------------------------
Investment income and expense:
 Income -- Ordinary dividends.... $  7,228   108,490       3,100       32,258    123,668       2,150       55,349      89,372
 Expenses -- Mortality and
   expense risk charges and
   administrative expenses --
   Type I (note 4a)..............    2,983    27,808       4,152       17,607    175,943       8,094       16,544      51,244
                                  --------  --------     -------      -------    -------     -------      -------   ---------
Net investment income (expense)..    4,245    80,682      (1,052)      14,651    (52,275)     (5,944)      38,805      38,128
                                  --------  --------     -------      -------    -------     -------      -------   ---------
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)........   53,919  (171,569)     81,725      (24,109)        --     116,934       20,106    (746,385)
 Unrealized appreciation
   (depreciation)................  (34,787)  133,137      19,579      630,415         (1)    157,099      256,920   2,226,239
 Capital gain distributions......       --    14,868          --           --         --          --       81,522          --
                                  --------  --------     -------      -------    -------     -------      -------   ---------
Net realized and unrealized gain
 (loss) on investments...........   19,132   (23,564)    101,304      606,306         (1)    274,033      358,548   1,479,854
                                  --------  --------     -------      -------    -------     -------      -------   ---------
Increase (decrease) in net
 assets from operations.......... $ 23,377    57,118     100,252      620,957    (52,276)    268,089      397,353   1,517,982
                                  ========  ========     =======      =======    =======     =======      =======   =========

                                  -------------------------------------
                                   Small-Cap    Total    U.S.   Value
                                  Value Equity  Return  Equity  Equity
                                      Fund       Fund    Fund    Fund
                                  ------------ -------  ------- ------

                                  -------------------------------------
Investment income and expense:
 Income -- Ordinary dividends....       664     24,124    7,290  5,881
 Expenses -- Mortality and
   expense risk charges and
   administrative expenses --
   Type I (note 4a)..............       242     22,078    4,707     --
                                    -------    -------  ------- ------
Net investment income (expense)..       422      2,046    2,583  5,881
                                    -------    -------  ------- ------
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)........      (129)   (12,486)   5,443  2,194
 Unrealized appreciation
   (depreciation)................   179,474    323,539  144,761 63,738
 Capital gain distributions......        --         --       --     --
                                    -------    -------  ------- ------
Net realized and unrealized gain
 (loss) on investments...........   179,345    311,053  150,204 65,932
                                    -------    -------  ------- ------
Increase (decrease) in net
 assets from operations..........   179,767    313,099  152,787 71,813
                                    =======    =======  ======= ======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                                                           Goldman Sachs     Greenwich
                                                             Variable      Street Series
                                                          Insurance Trust      Fund
                                                         ----------------  ------------- -------------
                                                                              Salomon
                                                         Goldman             Brothers
                                                          Sachs   Goldman    Variable
                                                         Growth    Sachs     Emerging      Balanced
                                                           and    Mid Cap     Growth     Portfolio --
                                                         Income    Value      Fund --    Institutional
                                                          Fund     Fund      Class II       Shares
                                                         -------  -------  ------------- -------------
                                                                            Period from
                                                                            May 1, 2003
                                                                                to
                                                            Year ended     December 31,
                                                         December 31, 2003     2003
                                                         ----------------  ------------- -------------
Investment income and expense:
   Income -- Ordinary dividends......................... $ 1,079   21,287         --         91,564
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type I (note 4a)........   1,031   27,689         --         52,856
                                                         -------  -------      -----        -------
Net investment income (expense).........................      48   (6,402)        --         38,708
                                                         -------  -------      -----        -------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss).............................  (8,632)   7,041         37         (3,124)
   Unrealized appreciation (depreciation)...............  25,649  481,105      3,376        451,448
   Capital gain distributions...........................      --   27,942         --             --
                                                         -------  -------      -----        -------
Net realized and unrealized gain (loss) on investments..  17,017  516,088      3,413        448,324
                                                         -------  -------      -----        -------
Increase (decrease) in net assets from operations....... $17,065  509,686      3,413        487,032
                                                         =======  =======      =====        =======


                                                                    Janus Aspen Series
                                                         -----------------------------------------------------


                                                                         Capital      Capital      Flexible
                                                           Balanced   Appreciation  Appreciation    Income
                                                         Portfolio -- Portfolio --  Portfolio -- Portfolio --
                                                           Service    Institutional   Service    Institutional
                                                            Shares       Shares        Shares       Shares
                                                         ------------ ------------- ------------ -------------




                                                               Year ended December 31, 2003
                                                         -----------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends.........................    25,021         4,397          199        15,870
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type I (note 4a)........        --        12,587           --         6,008
                                                           -------      --------       ------      --------
Net investment income (expense).........................    25,021        (8,190)         199         9,862
                                                           -------      --------       ------      --------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss).............................       160      (172,940)      (2,950)     (136,448)
   Unrealized appreciation (depreciation)...............   143,958       356,288       15,752       156,405
   Capital gain distributions...........................        --            --           --            --
                                                           -------      --------       ------      --------
Net realized and unrealized gain (loss) on investments..   144,118       183,348       12,802        19,957
                                                           -------      --------       ------      --------
Increase (decrease) in net assets from operations.......   169,139       175,158       13,001        29,819
                                                           =======      ========       ======      ========

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III


                                               ----------------------------------------------------
                                               Global Life     Global
                                                 Sciences    Technology     Growth        Growth
                                               Portfolio -- Portfolio -- Portfolio --  Portfolio --
                                                 Service      Service    Institutional   Service
                                                  Shares       Shares       shares        Shares
                                               ------------ ------------ ------------- ------------

                                               ----------------------------------------------------
Investment income and expense:
 Income -- Ordinary dividends.................   $     --          --         3,186           --
 Expenses -- Mortality and expense risk
   charges and administrative
   expenses -- Type I (note 4a)...............      2,378         495        46,172           --
                                                 --------     -------       -------       ------
Net investment income (expense)...............     (2,378)       (495)      (42,986)          --
                                                 --------     -------       -------       ------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss).....................    (60,270)    (81,442)      112,145         (192)
 Unrealized appreciation (depreciation).......    158,696      96,889       855,020       23,736
 Capital gain distributions...................         --          --            --           --
                                                 --------     -------       -------       ------
Net realized and unrealized gain (loss) on
 investments..................................     98,426      15,447       967,165       23,544
                                                 --------     -------       -------       ------
Increase (decrease) in net assets from
 operations...................................   $ 96,048      14,952       924,179       23,544
                                                 ========     =======       =======       ======

                                               Janus Aspen Series (continued)
                                               ---------------------------------------------------------------------------------
                                               International International   Mid Cap       Mid Cap      Worldwide    Worldwide
                                                  Growth        Growth        Growth       Growth        Growth        Growth
                                               Portfolio --  Portfolio --  Portfolio -- Portfolio --  Portfolio --  Portfolio --
                                               Institutional    Service      Service    Institutional Institutional   Service
                                                  Shares        Shares        Shares       Shares        Shares        Shares
                                               ------------- ------------- ------------ ------------- ------------- ------------
                                               Year ended Deccember 31, 2003
                                               ---------------------------------------------------------------------------------
Investment income and expense:
 Income -- Ordinary dividends.................     16,735        1,914            --             --        56,860       1,587
 Expenses -- Mortality and expense risk
   charges and administrative
   expenses -- Type I (note 4a)...............     18,594           --            --         19,118        69,645          --
                                                  -------       ------       -------      ---------    ----------      ------
Net investment income (expense)...............     (1,859)       1,914            --        (19,118)      (12,785)      1,587
                                                  -------       ------       -------      ---------    ----------      ------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss).....................    321,686       (2,553)      (16,350)      (675,753)   (1,217,194)     (1,911)
 Unrealized appreciation (depreciation).......     84,505       63,495       159,910      1,145,151     2,373,791      44,505
 Capital gain distributions...................         --           --            --             --            --          --
                                                  -------       ------       -------      ---------    ----------      ------
Net realized and unrealized gain (loss) on
 investments..................................    406,191       60,942       143,560        469,398     1,156,597      42,594
                                                  -------       ------       -------      ---------    ----------      ------
Increase (decrease) in net assets from
 operations...................................    404,332       62,856       143,560        450,280     1,143,812      44,181
                                                  =======       ======       =======      =========    ==========      ======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III


                                                                                           MFS(R) Variable Insurance Trust
                                                                       -----------------------------------------------------
                                                                            MFS(R)
                                                                           Investors          MFS(R)            MFS(R)
                                                                         Growth Stock     Investors Trust    New Discovery
                                                                       Series -- Service Series -- Service Series -- Service
                                                                         Class Shares      Class Shares      Class Shares
                                                                       ----------------- ----------------- -----------------


                                                                                            Year ended December 31, 2003
                                                                       -----------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends.......................................      $    --             3,106               --
   Expenses -- Mortality and expense risk charges and administrative
     expenses -- Type I (note 4a).....................................           --                --              322
                                                                            -------           -------           ------
Net investment income (expense).......................................           --             3,106             (322)
                                                                            -------           -------           ------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)...........................................          926           (27,256)          (4,633)
   Unrealized appreciation (depreciation).............................       63,012           166,050           46,569
   Capital gain distributions.........................................           --                --               --
                                                                            -------           -------           ------
Net realized and unrealized gain (loss) on investments................       63,938           138,794           41,936
                                                                            -------           -------           ------
Increase (decrease) in net assets from operations.....................      $63,938           141,900           41,614
                                                                            =======           =======           ======

                                                                                            Nations Separate
                                                                                              Account Trust
                                                                       ----------------- -----------------------
                                                                                                      Nations
                                                                            MFS(R)        Nations     Marsico
                                                                           Utilities      Marsico  International
                                                                       Series -- Service  Growth   Opportunities
                                                                         Class Shares    Portfolio   Portfolio
                                                                       ----------------- --------- -------------
                                                                                               Period from
                                                                                             May 1, 2003 to
                                                                                            December 31, 2003
                                                                       ----------------- -----------------------
Investment income and expense:
   Income -- Ordinary dividends.......................................       17,448           --           2
   Expenses -- Mortality and expense risk charges and administrative
     expenses -- Type I (note 4a).....................................           --           --          --
                                                                            -------        -----       -----
Net investment income (expense).......................................       17,448           --           2
                                                                            -------        -----       -----
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)...........................................      (11,544)         343          94
   Unrealized appreciation (depreciation).............................      258,830        5,497       2,923
   Capital gain distributions.........................................           --           --          --
                                                                            -------        -----       -----
Net realized and unrealized gain (loss) on investments................      247,286        5,840       3,017
                                                                            -------        -----       -----
Increase (decrease) in net assets from operations.....................      264,734        5,840       3,019
                                                                            =======        =====       =====

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III


                 ---------------------------

                               Oppenheimer
                 Oppenheimer    Aggressive
                  Aggressive      Growth
                    Growth      Fund/VA --
                   Fund/VA    Service Shares
                 ------------ --------------
                               Period from
                               May 1, 2003
                  Year ended        to
                 December 31,  December 31,
                     2003          2003
                 ------------ --------------

 Investment
 income
 and
 expense:
 Income
  --
  Ordinary
  dividends.....  $       --         --
 Expenses
  --
  Mortality
  and
  expense
  risk
  charges
  and
  administrative
  expenses
  -- Type
  I (note
  4a)...........      38,655         --
                  ----------      -----
Net
 investment
 income
 (expense)......     (38,655)        --
                  ----------      -----
Net
 realized
 and
 unrealized
 gain
 (loss)
 on
 investments:
 Net
  realized
  gain
  (loss)........    (461,224)       127

  Unrealized
  appreciation
  (depreciation)   1,136,707      1,877
 Capital
  gain
  distributions.          --         --
                  ----------      -----
Net
 realized
 and
 unrealized
 gain
 (loss)
 on
 investments....     675,483      2,004
                  ----------      -----
Increase
 (decrease)
 in net
 assets
 from
 operations.....  $  636,828      2,004
                  ==========      =====

                                          Oppenheimer Variable Account Funds
                 ---------------------------------------------------------------------------------------------------------------
                                                                                                       Oppenheimer
                                            Oppenheimer                                                Main Street
                              Oppenheimer     Capital        Oppenheimer                 Oppenheimer    Small Cap   Oppenheimer
                                Capital     Appreciation  Global Securities Oppenheimer  Main Street    Fund/VA --    Multiple
                 Oppenheimer  Appreciation   Fund/VA --      Fund/VA --     High Income   Fund/VA --     Service     Strategies
                 Bond Fund/VA   Fund/VA    Service Shares  Service Shares     Fund/VA   Service Shares    Shares      Fund/VA
                 ------------ ------------ -------------- ----------------- ----------- -------------- ------------ ------------
                                            Period from                                                Period from
                                            May 1, 2003                                                May 1, 2003
                                                 to                                                         to       Year ended
                        Year ended          December 31,                                               December 31, December 31,
                     December 31, 2003          2003              Year ended December 31, 2003             2003         2003
                 ------------------------  -------------- -------------------------------------------  ------------ ------------

 Investment
 income
 and
 expense:
 Income
  --
  Ordinary
  dividends.....   104,072       10,905           --             5,449        182,017        4,065            --       76,086
 Expenses
  --
  Mortality
  and
  expense
  risk
  charges
  and
  administrative
  expenses
  -- Type
  I (note
  4a)...........    25,240       36,893           --                --         38,164           --            --       34,749
                   -------      -------        -----           -------        -------      -------        ------      -------
Net
 investment
 income
 (expense)......    78,832      (25,988)          --             5,449        143,853        4,065            --       41,337
                   -------      -------        -----           -------        -------      -------        ------      -------
Net
 realized
 and
 unrealized
 gain
 (loss)
 on
 investments:
 Net
  realized
  gain
  (loss)........     6,119      128,882            8           (14,501)        74,571         (873)           73      (45,065)

  Unrealized
  appreciation
  (depreciation)    20,880      636,930        3,154           395,571        359,795      154,749        17,022      582,549
 Capital
  gain
  distributions.        --           --           --                --             --           --            --           --
                   -------      -------        -----           -------        -------      -------        ------      -------
Net
 realized
 and
 unrealized
 gain
 (loss)
 on
 investments....    26,999      765,812        3,162           381,070        434,366      153,876        17,095      537,484
                   -------      -------        -----           -------        -------      -------        ------      -------
Increase
 (decrease)
 in net
 assets
 from
 operations.....   105,831      739,824        3,162           386,519        578,219      157,941        17,095      578,821
                   =======      =======        =====           =======        =======      =======        ======      =======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                                         PBHG Insurance Series
                                             Fund, Inc.                       PIMCO Variable Insurance Trust
                                         --------------------  ------------------------------------------------------------
                                                                                                Long-Term
                                                      PBHG      Foreign Bond    High Yield   U.S. Government  Total Return
                                           PBHG     Large Cap   Portfolio --   Portfolio --   Portfolio --    Portfolio --
                                         Growth II   Growth    Administrative Administrative Administrative  Administrative
                                         Portfolio  Portfolio   Class Shares   Class Shares   Class Shares    Class Shares
                                         ---------  ---------  -------------- -------------- --------------- --------------
                                             Year ended
                                          December 31, 2003                    Year ended December 31, 2003
                                         --------------------  ------------------------------------------------------------
Investment income and expense:
 Income -- Ordinary dividends........... $     --         --        4,042         58,392          35,085         71,397
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type I (note 4a)..................    1,617      4,102           --             --              --          1,129
                                         --------    -------       ------        -------         -------        -------
Net investment income (expense).........   (1,617)    (4,102)       4,042         58,392          35,085         70,268
                                         --------    -------       ------        -------         -------        -------
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)...............  (85,315)   (59,352)       2,418         12,517           4,298         14,192
 Unrealized appreciation (depreciation).  107,988    143,064       (2,562)        92,623         (13,778)         6,770
 Capital gain distributions.............       --         --           --             --          24,748         28,306
                                         --------    -------       ------        -------         -------        -------
Net realized and unrealized gain (loss)
 on investments.........................   22,673     83,712         (144)       105,140          15,268         49,268
                                         --------    -------       ------        -------         -------        -------
Increase (decrease) in net assets from
 operations............................. $ 21,056     79,610        3,898        163,532          50,353        119,536
                                         ========    =======       ======        =======         =======        =======

                                           The Prudential Series     Rydex Variable
                                                 Fund Inc.                Trust
                                         -------------------------  -----------------

                                           Jennison
                                         20/20 Focus     Jennison
                                         Portfolio --  Portfolio --
                                           Class II      Class II       OTC Fund
                                         ------------  ------------ -----------------
                                         Period from May 1, 2003 to    Year ended
                                             December 31, 2003      December 31, 2003
                                         -------------------------  -----------------
Investment income and expense:
 Income -- Ordinary dividends...........      --            --               --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type I (note 4a)..................      --            --               --
                                              --            --           ------
Net investment income (expense).........      --            --               --
                                              --            --           ------
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)...............      --            --           30,622
 Unrealized appreciation (depreciation).      --            --            6,817
 Capital gain distributions.............      --            --               --
                                              --            --           ------
Net realized and unrealized gain (loss)
 on investments.........................      --            --           37,439
                                              --            --           ------
Increase (decrease) in net assets from
 operations.............................      --            --           37,439
                                              ==            ==           ======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III


                                                                     Salomon Brothers Variable Series Fund Inc
                                                         ----------------------------------------------------------------
                                                              Salomon          Salomon         Salomon         Salomon
                                                             Brothers         Brothers        Brothers        Brothers
                                                             Variable         Variable        Variable        Variable
                                                              All Cap         Investors    Strategic Bond   Total Return
                                                         Fund -- Class II  Fund -- Class I Fund -- Class I Fund -- Class I
                                                         ----------------- --------------- --------------- ---------------
                                                            Period from
                                                          May 1, 2003 to
                                                         December 31, 2003          Year ended December 31, 2003
                                                         ----------------- ----------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends.........................      $   --             7,553         23,650           2,009
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type I (note 4a)........          --             5,891          8,318             881
                                                              ------           -------         ------          ------
Net investment income (expense).........................          --             1,662         15,332           1,128
                                                              ------           -------         ------          ------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss).............................           1           (13,496)        40,903             (14)
   Unrealized appreciation (depreciation)...............       3,791           139,043          8,234           8,315
   Capital gain distributions...........................          --                --          9,885           1,541
                                                              ------           -------         ------          ------
Net realized and unrealized gain (loss) on investments..       3,792           125,547         59,022           9,842
                                                              ------           -------         ------          ------
Increase (decrease) in net assets from operations.......      $3,792           127,209         74,354          10,970
                                                              ======           =======         ======          ======

                                                                 Van Kampen Life
                                                                Investment Trust
                                                         -------------------------------

                                                                            Emerging
                                                            Comstock         Growth
                                                          Portfolio --    Portfolio --
                                                         Class II Shares Class II Shares
                                                         --------------- ---------------


                                                          Year ended December 31, 2003
                                                         -------------------------------
Investment income and expense:
   Income -- Ordinary dividends.........................        621              --
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type I (note 4a)........         --              --
                                                             ------           -----
Net investment income (expense).........................        621              --
                                                             ------           -----
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss).............................        859             267
   Unrealized appreciation (depreciation)...............     36,982           2,433
   Capital gain distributions...........................         --              --
                                                             ------           -----
Net realized and unrealized gain (loss) on investments..     37,841           2,700
                                                             ------           -----
Increase (decrease) in net assets from operations.......     38,462           2,700
                                                             ======           =====


                See accompanying notes to financial statements.

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                      Statements of Changes in Net Assets

                                                                               AIM Variable Insurance Funds
                                                         ----------------------------------------------------------

                                                               AIM V.I.       AIM V.I. Capital         AIM V.I.
                                                         Basic Value Fund --  Appreciation Fund --  Growth Fund --
                                                           Series II Shares   Series I Shares      Series I Shares
                                                         -------------------- -------------------  ---------------
                                                                                 Year ended           Year ended
                                                          Period from May 1,    December 31,         December 31,
                                                         2003 to December 31, -------------------  ---------------
                                                                 2003           2003      2002       2003    2002
                                                         --------------------  -------    ------   -------  ------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)........................       $     --            --        --         --      --
 Net realized gain (loss) on investments................            130           754    (3,980)       182  (1,337)
 Unrealized appreciation (depreciation) on investments..          8,201        37,269    (5,925)    30,307  (3,984)
 Capital gain distributions.............................             --            --        --         --      --
                                                               --------        -------    ------   -------  ------
    Increase (decrease) in net assets from operations...          8,331        38,023    (9,905)    30,489  (5,321)
                                                               --------        -------    ------   -------  ------
From capital transactions:
 Net premiums...........................................        109,481        74,647    27,932     22,548  46,528
 Loan interest..........................................             --           (64)       --         --      --
 Transfers (to) from the general account of GE Life &
   Annuity:
   Death benefits.......................................             --            --        --         --      --
   Surrenders...........................................             --            --        --         --      --
   Loans................................................             --            --        --         --      --
   Cost of insurance and administrative
    expenses (note 4a)..................................           (489)       (3,008)     (914)    (2,354)   (499)
   Transfers (to) from the Guarantee Account............         (5,114)       59,525    15,914     19,418   8,067
   Transfers (to) from other subaccounts................             --            --        --      8,270   7,378
                                                               --------        -------    ------   -------  ------
    Increase (decrease) in net assets from capital
     transactions (note 5)..............................        103,878       131,100    42,932     47,882  61,474
                                                               --------        -------    ------   -------  ------
Increase (decrease) in net assets.......................        112,209       169,123    33,027     78,371  56,153
Net assets at beginning of year.........................             --        51,780    18,753     65,582   9,429
                                                               --------        -------    ------   -------  ------
Net assets at end of year...............................       $112,209       220,903    51,780    143,953  65,582
                                                               ========        =======    ======   =======  ======
Changes in units (note 5):
 Units purchased........................................          9,077        24,075     7,604     11,477  14,777
 Units redeemed.........................................           (465)         (551)     (158)      (538)   (119)
                                                               --------        -------    ------   -------  ------
 Net increase (decrease) in units from capital
   transactions with policy owners during the years
   or lesser periods ended December 31, 2003 and 2002...          8,612        23,524     7,446     10,939  14,658
                                                               ========        =======    ======   =======  ======

                                                                                      The Alger American Fund
                                                         ------------------ -------------------------------------------
                                                                                                      Alger American
                                                          AIM V.I. Premier      Alger American     Small Capitalization
                                                           Equity Fund --    Growth Portfolio --       Portfolio --
                                                           Series I Shares      Class O Shares        Class O Shares
                                                         -----------------  ---------------------  --------------------
                                                             Year ended           Year ended            Year ended
                                                            December 31,         December 31,          December 31,
                                                         -----------------  ---------------------  --------------------
                                                           2003     2002       2003       2002        2003       2002
                                                         -------  --------  ---------  ----------  ---------  ---------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)........................   1,412     1,339    (23,953)    (29,297)   (13,456)   (15,894)
 Net realized gain (loss) on investments................  (4,614)  (49,742)  (541,281)   (856,630)    50,737   (262,141)
 Unrealized appreciation (depreciation) on investments.. 106,297   (59,866) 1,109,677    (121,542)   300,698   (121,753)
 Capital gain distributions.............................      --        --         --          --         --         --
                                                         -------  --------  ---------  ----------  ---------  ---------
    Increase (decrease) in net assets from operations... 103,095  (108,269)   544,443  (1,007,469)   337,979   (399,788)
                                                         -------  --------  ---------  ----------  ---------  ---------
From capital transactions:
 Net premiums...........................................  76,799    80,733         --          --         --         --
 Loan interest..........................................     461        --       (120)     (2,191)       536    (31,465)
 Transfers (to) from the general account of GE Life &
   Annuity:
   Death benefits.......................................      --        --     (6,986)     (8,924)    (1,189)    (8,239)
   Surrenders...........................................      --        --    (57,848)    (76,130)   (37,528)    (3,551)
   Loans................................................      --        --    (11,554)    (42,370)    (7,691)   (12,494)
   Cost of insurance and administrative
    expenses (note 4a).................................. (10,078)   (6,961)   (35,848)    (38,299)   (17,404)   (16,532)
   Transfers (to) from the Guarantee Account............  (6,328)  161,543    184,691        (496)   235,868    (11,613)
   Transfers (to) from other subaccounts................  (2,703)   (9,476)        --    (633,828)        --   (242,497)
                                                         -------  --------  ---------  ----------  ---------  ---------
    Increase (decrease) in net assets from capital
     transactions (note 5)..............................  58,151   225,839     72,335    (802,238)   172,592   (326,391)
                                                         -------  --------  ---------  ----------  ---------  ---------
Increase (decrease) in net assets....................... 161,246   117,570    616,778  (1,809,707)   510,571   (726,179)
Net assets at beginning of year......................... 349,490   231,920  1,538,070   3,347,777    932,381  1,658,560
                                                         -------  --------  ---------  ----------  ---------  ---------
Net assets at end of year............................... 510,736   349,490  2,154,848   1,538,070  1,442,952    932,381
                                                         =======  ========  =========  ==========  =========  =========
Changes in units (note 5):
 Units purchased........................................  13,335    34,361     15,628          --     20,887         --
 Units redeemed.........................................  (3,298)   (2,331)    (9,507)    (54,081)    (5,638)   (44,097)
                                                         -------  --------  ---------  ----------  ---------  ---------
 Net increase (decrease) in units from capital
   transactions with policy owners during the years
   or lesser periods ended December 31, 2003 and 2002...  10,037    32,030      6,121     (54,081)    15,249    (44,097)
                                                         =======  ========  =========  ==========  =========  =========

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                                                    AllianceBernstein Variable Products Series Fund, Inc.
                                           ----------------------------------------------------------------------



                                             Growth and Income     Premier Growth        Quasar        Technology
                                                Portfolio --        Portfolio --      Portfolio --    Portfolio --
                                                  Class B              Class B           Class B        Class B
                                           ---------------------  ----------------  ----------------  ------------
                                                                                                      Period from
                                                 Year ended          Year ended        Year ended        May 1,
                                                December 31,        December 31,      December 31,      2003 to
                                           ---------------------  ----------------  ----------------  December 31,
                                              2003        2002      2003     2002     2003     2002       2003
                                           ----------  ---------  -------  -------  -------  -------  ------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $   15,636      4,609       --       --       --       --         --
 Net realized gain (loss) on investments..     (6,158)   (44,745) (11,554) (12,020)   8,331  (10,900)        32
 Unrealized appreciation (depreciation)
  on investments..........................    561,403   (205,123)  59,422  (32,163)  36,096  (19,635)     1,534
 Capital gain distributions...............         --     28,332       --       --       --       --         --
                                           ----------  ---------  -------  -------  -------  -------     ------
    Increase (decrease) in net assets
     from operations......................    570,881   (216,927)  47,868  (44,183)  44,427  (30,535)     1,566
                                           ----------  ---------  -------  -------  -------  -------     ------
From capital transactions:
 Net premiums.............................    468,110    409,307   95,588  133,988    5,000   27,074     16,692
 Loan interest............................         --         --       --       --      (20)     (32)        --
 Transfers (to) from the general
  account of GE Life & Annuity:
  Death benefits..........................         --         --       --       --       --       --         --
  Surrenders..............................    (34,097)        --       --       --       --       --         --
  Loans...................................         --         --       --       --       --       --         --
  Cost of insurance and administrative
    expenses (note 4a)....................    (44,607)   (20,915)  (4,844)  (2,559)  (2,552)  (1,875)      (147)
  Transfers (to) from the Guarantee
    Account...............................    260,096    665,296      702   29,137  (11,669)  37,507        (49)
  Transfers (to) from other subaccounts...    111,058      2,551    1,467  (11,714) (41,640)   3,076         --
                                           ----------  ---------  -------  -------  -------  -------     ------
    Increase (decrease) in net assets
     from capital transactions (note 5)...    760,560  1,056,239   92,913  148,852  (50,881)  65,750     16,496
                                           ----------  ---------  -------  -------  -------  -------     ------
Increase (decrease) in net assets.........  1,331,441    839,312  140,781  104,669   (6,454)  35,215     18,062
Net assets at beginning of year...........  1,328,804    489,492  144,242   39,573   96,422   61,207         --
                                           ----------  ---------  -------  -------  -------  -------     ------
Net assets at end of year................. $2,660,245  1,328,804  285,023  144,242   89,968   96,422     18,062
                                           ==========  =========  =======  =======  =======  =======     ======
Changes in units (note 5):
 Units purchased..........................     91,854    119,553   17,355   24,345      637   10,191      1,373
 Units redeemed...........................     (8,614)    (2,321)    (860)  (2,130)  (7,123)    (287)       (16)
                                           ----------  ---------  -------  -------  -------  -------     ------
 Net increase (decrease) in units from
  capital transactions with policy
  owners during the years or lesser
  periods ended December 31, 2003 and
  2002....................................     83,240    117,232   16,495   22,215   (6,486)   9,904      1,357
                                           ==========  =========  =======  =======  =======  =======     ======

                                                            Dreyfus                    Eaton Vance Variable Trust
                                           ----------------------------------------  -----------------------------
                                                                       The Dreyfus
                                                                        Socially
                                              Dreyfus Investment       Responsible
                                              Portfolios-Emerging        Growth                       VT Worldwide
                                             Markets Portfolio --     Fund, Inc. --  VT Floating-Rate    Health
                                                Initial Shares       Initial Shares    Income Fund    Sciences Fund
                                           ------------------------  --------------  ---------------- -------------
                                           Period from                                 Period from     Period from
                                            January 1,                 Year ended         May 1,         May 1,
                                             2003 to     Year ended   December 31,       2003 to         2003 to
                                           November 14, December 31, --------------    December 31,   December 31,
                                               2003         2002      2003    2002         2003           2003
                                           ------------ ------------ ------  ------  ---------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........        39          208        37      61          495              --
 Net realized gain (loss) on investments..    14,470            1       (19)   (191)          97              41
 Unrealized appreciation (depreciation)
  on investments..........................     1,849       (2,849)    7,814  (4,088)         290           3,944
 Capital gain distributions...............        --           --        --      --           --              --
                                             -------       ------    ------  ------      -------         -------
    Increase (decrease) in net assets
     from operations......................    16,358       (2,640)    7,832  (4,218)         882           3,985
                                             -------       ------    ------  ------      -------         -------
From capital transactions:
 Net premiums.............................     3,027       18,950     2,500   5,300      177,283          91,930
 Loan interest............................       (66)          --        --      --           --              --
 Transfers (to) from the general
  account of GE Life & Annuity:
  Death benefits..........................        --           --        --      --           --              --
  Surrenders..............................        --           --        --      --           --              --
  Loans...................................        --           --        --      --           --              --
  Cost of insurance and administrative
    expenses (note 4a)....................      (798)        (354)     (649)   (322)        (549)           (440)
  Transfers (to) from the Guarantee
    Account...............................     3,271            5     3,586  10,252         (207)          6,649
  Transfers (to) from other subaccounts...   (44,872)       3,087        --      --           --              --
                                             -------       ------    ------  ------      -------         -------
    Increase (decrease) in net assets
     from capital transactions (note 5)...   (39,438)      21,688     5,437  15,231      176,527          98,139
                                             -------       ------    ------  ------      -------         -------
Increase (decrease) in net assets.........   (23,080)      19,048    13,269  11,013      177,409         102,124
Net assets at beginning of year...........    23,080        4,032    23,354  12,341           --              --
                                             -------       ------    ------  ------      -------         -------
Net assets at end of year.................        --       23,080    36,623  23,354      177,409         102,124
                                             =======       ======    ======  ======      =======         =======
Changes in units (note 5):
 Units purchased..........................       378        1,990     1,249   2,932       17,399           8,534
 Units redeemed...........................    (2,748)         (32)     (133)    (61)         (74)            (38)
                                             -------       ------    ------  ------      -------         -------
 Net increase (decrease) in units from
  capital transactions with policy
  owners during the years or lesser
  periods ended December 31, 2003 and
  2002....................................    (2,370)       1,958     1,116   2,871       17,325           8,496
                                             =======       ======    ======  ======      =======         =======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                                                                                                  Federated Insurance Series
                                                     ---------------------------------------------------------------------------
                                                          Federated                           Federated High    Federated High
                                                           American           Federated        Income Bond        Income Bond
                                                      Leaders Fund II --       Capital          Fund II --        Fund II --
                                                        Primary Shares     Income Fund II     Primary Shares    Service Shares
                                                     -------------------  ----------------  -----------------  ----------------

                                                          Year ended         Year ended         Year ended        Year ended
                                                         December 31,       December 31,       December 31,      December 31,
                                                     -------------------  ----------------  -----------------  ----------------
                                                       2003       2002      2003     2002     2003     2002      2003     2002
                                                     --------  ---------  -------  -------  -------  --------  -------  -------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).................... $  1,514       (326)  13,112   11,490   37,051    50,797   18,647   11,307
 Net realized gain (loss) on investments............  (42,011)   (47,590) (36,499) (36,835) 187,510  (250,845)   3,425   (1,622)
 Unrealized appreciation (depreciation) on
   investments......................................  204,240   (146,896)  71,603  (59,539) (55,683)  210,160   39,322   (7,250)
 Capital gain distributions.........................       --         --       --       --       --        --       --       --
                                                     --------  ---------  -------  -------  -------  --------  -------  -------
    Increase (decrease) in net assets from
     operations.....................................  163,743   (194,812)  48,216  (84,884) 168,878    10,112   61,394    2,435
                                                     --------  ---------  -------  -------  -------  --------  -------  -------
From capital transactions:
 Net premiums.......................................       --         --       --       --       --     1,800  140,943   14,886
 Loan interest......................................      155        (72)    (116)    (127)  (3,898)      (29)      --       --
 Transfers (to) from the general account of
   GE Life & Annuity:
   Death benefits...................................       --         --   (1,308)      --       --    (3,737)      --       --
   Surrenders.......................................   (7,540)    (7,908)  (1,365)    (731)  (4,248) (155,149) (10,663)      --
   Loans............................................  (13,710)    (5,396)      --      183    5,132       539       --       --
   Cost of insurance and administrative expenses
    (note 4a).......................................   (8,483)   (10,991)  (3,739)  (3,792) (11,920)   (8,931)  (7,159)  (2,955)
   Transfers (to) from the Guarantee Account........  (25,503)     2,762   13,719      211  (34,475)   (2,976)  45,066   19,078
   Transfers (to) from other subaccounts............       --   (237,283)      --    7,655       --   242,999   85,473   59,221
                                                     --------  ---------  -------  -------  -------  --------  -------  -------
    Increase (decrease) in net assets from
     capital transactions (note 5)..................  (55,081)  (258,888)   7,191    3,399  (49,409)   74,516  253,660   90,230
                                                     --------  ---------  -------  -------  -------  --------  -------  -------
Increase (decrease) in net assets...................  108,662   (453,700)  55,407  (81,485) 119,469    84,628  315,054   92,665
Net assets at beginning of year.....................  619,998  1,073,698  252,581  334,066  683,272   598,644  203,363  110,698
                                                     --------  ---------  -------  -------  -------  --------  -------  -------
Net assets at end of year........................... $728,660    619,998  307,988  252,581  802,741   683,272  518,417  203,363
                                                     ========  =========  =======  =======  =======  ========  =======  =======
Changes in units (note 5):
 Units purchased....................................        8        182    1,060      392      134    20,015   24,109    9,529
 Units redeemed.....................................   (3,167)   (17,178)    (505)    (226)  (1,428)  (13,936)  (1,583)    (302)
                                                     --------  ---------  -------  -------  -------  --------  -------  -------
 Net increase (decrease) in units from capital
   transactions with policy owners during the
   years or lesser periods ended December 31,
   2003 and 2002....................................   (3,159)   (16,996)     555      166   (1,294)    6,079   22,526    9,227
                                                     ========  =========  =======  =======  =======  ========  =======  =======

                                                     ----------------------------------------
                                                                                 Federated
                                                                                  Kaufmann
                                                      Federated International    Fund II --
                                                       Small Company Fund II   Service Shares
                                                     ------------------------  --------------
                                                     Period from
                                                      January 1,                Period from
                                                       2003 to     Year ended  May 1, 2003 to
                                                     November 14, December 31,  December 31,
                                                         2003         2002          2003
                                                     ------------ ------------ --------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)....................        --           --            --
 Net realized gain (loss) on investments............    (3,005)         679            35
 Unrealized appreciation (depreciation) on
   investments......................................    13,860       (3,824)        9,032
 Capital gain distributions.........................        --           --            --
                                                       -------       ------       -------
    Increase (decrease) in net assets from
     operations.....................................    10,855       (3,145)        9,067
                                                       -------       ------       -------
From capital transactions:
 Net premiums.......................................    31,207        8,611       175,443
 Loan interest......................................        --           --            --
 Transfers (to) from the general account of
   GE Life & Annuity:
   Death benefits...................................        --           --            --
   Surrenders.......................................    (9,715)          --            --
   Loans............................................        --           --            --
   Cost of insurance and administrative expenses
    (note 4a).......................................      (596)        (317)         (689)
   Transfers (to) from the Guarantee Account........     3,821         (221)        5,222
   Transfers (to) from other subaccounts............   (50,498)          --         8,270
                                                       -------       ------       -------
    Increase (decrease) in net assets from
     capital transactions (note 5)..................   (25,781)       8,073       188,246
                                                       -------       ------       -------
Increase (decrease) in net assets...................   (14,926)       4,928       197,313
Net assets at beginning of year.....................    14,926        9,998            --
                                                       -------       ------       -------
Net assets at end of year...........................        --       14,926       197,313
                                                       =======       ======       =======
Changes in units (note 5):
 Units purchased....................................     3,735        1,312        14,735
 Units redeemed.....................................    (6,484)         (82)          (54)
                                                       -------       ------       -------
 Net increase (decrease) in units from capital
   transactions with policy owners during the
   years or lesser periods ended December 31,
   2003 and 2002....................................    (2,749)       1,230        14,681
                                                       =======       ======       =======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III


                                               ------------------------
                                                  VIP Equity-Income
                                                     Portfolio --
                                                    Initial Class
                                               -----------------------
                                                      Year ended
                                                     December 31,
                                               -----------------------
                                                   2003        2002
                                               -----------  ----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).............. $    44,476      59,018
 Net realized gain (loss) on investments......    (542,079)   (473,955)
 Unrealized appreciation (depreciation) on
   investments................................   2,784,701  (1,909,310)
 Capital gain distributions...................          --     262,586
                                               -----------  ----------
    Increase (decrease) in net assets from
     operations...............................   2,287,098  (2,061,661)
                                               -----------  ----------
From capital transactions:
 Net premiums.................................          --          --
 Loan interest................................      (2,204)       (687)
 Transfers (to) from the general account of
   GE Life & Annuity:
   Death benefits.............................    (137,549)   (104,613)
   Surrenders.................................    (268,449)   (439,991)
   Loans......................................     (42,864)    (79,635)
   Cost of insurance and administrative
    expenses (note 4a)........................     (97,936)   (111,834)
   Transfers (to) from the Guarantee Account..         609     (32,280)
   Transfers (to) from other subaccounts......          --    (914,005)
                                               -----------  ----------
    Increase (decrease) in net assets from
     capital transactions (note 5)............    (548,393) (1,683,045)
                                               -----------  ----------
Increase (decrease) in net assets.............   1,738,705  (3,744,706)
Net assets at beginning of year...............   8,565,995  12,310,701
                                               -----------  ----------
Net assets at end of year..................... $10,304,700   8,565,995
                                               ===========  ==========
Changes in units (note 5):
 Units purchased..............................          20          --
 Units redeemed...............................     (17,860)    (48,980)
                                               -----------  ----------
 Net increase (decrease) in units from
   capital transactions with policy owners
   during the years or lesser periods ended
   December 31, 2003 and 2002.................     (17,840)    (48,980)
                                               ===========  ==========

                                                      Fidelity Variable Insurance Products Fund (VIP)
                                               ------------------------------------------------------------------------------------
                                                VIP Equity-Income         VIP Growth          VIP Growth
                                                   Portfolio --          Portfolio --        Portfolio --
                                                 Service Class 2        Initial Class       Service Class 2
                                               -------------------  ---------------------  ----------------
                                                    Year ended            Year ended          Year ended
                                                   December 31,          December 31,        December 31,
                                               -------------------  ---------------------  ----------------
                                                  2003      2002       2003       2002       2003     2002
                                               ---------  --------  ---------  ----------  -------  -------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..............    14,784     5,161    (60,776)    (75,030)     212      137
 Net realized gain (loss) on investments......     4,909   (25,638)  (141,120) (3,955,861)  (1,237) (14,160)
 Unrealized appreciation (depreciation) on
   investments................................   342,641   (93,881) 1,818,692   1,213,874   77,165  (29,729)
 Capital gain distributions...................        --     7,437         --          --       --       --
                                               ---------  --------  ---------  ----------  -------  -------
    Increase (decrease) in net assets from
     operations...............................   362,334  (106,921) 1,616,796  (2,817,017)  76,140  (43,752)
                                               ---------  --------  ---------  ----------  -------  -------
From capital transactions:
 Net premiums.................................   619,330   246,604         --          --  123,906   28,047
 Loan interest................................       (74)       --     (8,973)    (48,312)      --       --
 Transfers (to) from the general account of
   GE Life & Annuity:
   Death benefits.............................   (11,125)   (4,204)   (54,523)    (32,887)      --       --
   Surrenders.................................        --        --   (197,718)   (325,791)      --  (10,387)
   Loans......................................    (1,479)       --    (52,903)    (17,409)      --       --
   Cost of insurance and administrative
    expenses (note 4a)........................   (26,012)  (11,276)   (67,052)    (80,252)  (5,722)  (2,964)
   Transfers (to) from the Guarantee Account..    79,765   279,729   (180,344)     18,756    8,272   71,901
   Transfers (to) from other subaccounts......    46,539    48,766         --    (706,201)  49,466    6,756
                                               ---------  --------  ---------  ----------  -------  -------
    Increase (decrease) in net assets from
     capital transactions (note 5)............   706,944   559,619   (561,513) (1,192,096) 175,922   93,353
                                               ---------  --------  ---------  ----------  -------  -------
Increase (decrease) in net assets............. 1,069,278   452,698  1,055,283  (4,009,113) 252,062   49,601
Net assets at beginning of year...............   743,051   290,353  5,497,573   9,506,686  148,461   98,860
                                               ---------  --------  ---------  ----------  -------  -------
Net assets at end of year..................... 1,812,329   743,051  6,552,856   5,497,573  400,523  148,461
                                               =========  ========  =========  ==========  =======  =======
Changes in units (note 5):
 Units purchased..............................    83,317    62,600         --         541   30,220   17,316
 Units redeemed...............................    (4,323)   (1,685)   (16,204)    (34,920)    (952)  (2,167)
                                               ---------  --------  ---------  ----------  -------  -------
 Net increase (decrease) in units from
   capital transactions with policy owners
   during the years or lesser periods ended
   December 31, 2003 and 2002.................    78,994    60,915    (16,204)    (34,379)  29,268   15,149
                                               =========  ========  =========  ==========  =======  =======

                                               ----------------------
                                                    VIP Overseas
                                                    Portfolio --
                                                   Initial Class
                                               ---------------------
                                                     Year ended
                                                    December 31,
                                               ---------------------
                                                  2003       2002
                                               ---------  ----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..............   (22,644)    (10,362)
 Net realized gain (loss) on investments......   880,872  (1,713,734)
 Unrealized appreciation (depreciation) on
   investments................................   183,006   1,267,133
 Capital gain distributions...................        --          --
                                               ---------  ----------
    Increase (decrease) in net assets from
     operations............................... 1,041,234    (456,963)
                                               ---------  ----------
From capital transactions:
 Net premiums.................................     5,000      (8,036)
 Loan interest................................     5,278       1,515
 Transfers (to) from the general account of
   GE Life & Annuity:
   Death benefits.............................   (27,426)    (37,142)
   Surrenders.................................   (57,778)    (45,989)
   Loans......................................  (144,005)    (21,916)
   Cost of insurance and administrative
    expenses (note 4a)........................   (28,710)    (19,739)
   Transfers (to) from the Guarantee Account..   107,877     105,870
   Transfers (to) from other subaccounts......        --   1,993,201
                                               ---------  ----------
    Increase (decrease) in net assets from
     capital transactions (note 5)............  (139,764)  1,967,764
                                               ---------  ----------
Increase (decrease) in net assets.............   901,470   1,510,801
Net assets at beginning of year............... 3,811,254   2,300,453
                                               ---------  ----------
Net assets at end of year..................... 4,712,724   3,811,254
                                               =========  ==========
Changes in units (note 5):
 Units purchased..............................    28,365     148,886
 Units redeemed...............................   (61,918)     (9,414)
                                               ---------  ----------
 Net increase (decrease) in units from
   capital transactions with policy owners
   during the years or lesser periods ended
   December 31, 2003 and 2002.................   (33,553)    139,472
                                               =========  ==========

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                                                                     Fidelity Variable Insurance Products Fund II (VIP II)
                                                               -----------------------------------------------------------------
                                                                       VIP II
                                                                        Asset                  VIP II               VIP II
                                                                     Manager/SM/           Contrafund(R)         Contrafund(R)
                                                                    Portfolio --            Portfolio --         Portfolio --
                                                                    Initial Class          Initial Class        Service Class 2
                                                               ----------------------  ---------------------  ------------------
                                                                     Year ended              Year ended           Year ended
                                                                    December 31,            December 31,         December 31,
                                                               ----------------------  ---------------------  ------------------
                                                                  2003        2002        2003       2002        2003      2002
                                                               ----------  ----------  ---------  ----------  ---------  -------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)............................ $  108,850     149,814    (54,632)    (29,864)     1,644      501
   Net realized gain (loss) on investments....................   (110,794)   (209,621)   (94,695)   (508,667)     8,716   (3,761)
   Unrealized appreciation (depreciation) on investments......    724,610    (513,080) 1,727,182    (206,577)   220,632  (14,911)
   Capital gain distributions.................................         --          --         --          --         --       --
                                                               ----------  ----------  ---------  ----------  ---------  -------
       Increase (decrease) in net assets from operations......    722,666    (572,887) 1,577,855    (745,108)   230,992  (18,171)
                                                               ----------  ----------  ---------  ----------  ---------  -------
From capital transactions:
   Net premiums...............................................         --       5,000         --       4,000    484,979  352,917
   Loan interest..............................................      8,180      15,063     21,943      15,735        (26)     (35)
   Transfers (to) from the general account of GE Life &
     Annuity:
     Death benefits...........................................    (44,343)   (150,509)   (27,910)    (19,293)        --       --
     Surrenders...............................................   (226,153)   (246,176)   (93,302)   (451,506)        --       --
     Loans....................................................    (37,284)    (43,094)   (48,017)    (42,470)        --       --
     Cost of insurance and administrative expenses (note
       4a)....................................................    (46,611)    (54,609)   (89,385)    (92,388)   (19,039)  (4,517)
     Transfers (to) from the Guarantee Account................    (15,229)     14,471    459,613     (14,752)    32,780   20,326
     Transfers (to) from other subaccounts....................         --    (309,923)        --    (635,295)   195,849      281
                                                               ----------  ----------  ---------  ----------  ---------  -------
       Increase (decrease) in net assets from capital
         transactions (note 5)................................   (361,440)   (769,777)   222,942  (1,235,969)   694,543  368,972
                                                               ----------  ----------  ---------  ----------  ---------  -------
Increase (decrease) in net assets.............................    361,226  (1,342,664) 1,800,797  (1,981,077)   925,535  350,801
Net assets at beginning of year...............................  4,593,225   5,935,889  5,779,174   7,760,251    419,326   68,525
                                                               ----------  ----------  ---------  ----------  ---------  -------
Net assets at end of year..................................... $4,954,451   4,593,225  7,579,971   5,779,174  1,344,861  419,326
                                                               ==========  ==========  =========  ==========  =========  =======
Changes in units (note 5):
   Units purchased............................................        314       1,389     18,732         811     83,078   46,506
   Units redeemed.............................................    (14,170)    (32,340)   (10,060)    (51,692)    (2,220)    (567)
                                                               ----------  ----------  ---------  ----------  ---------  -------
   Net increase (decrease) in units from capital
     transactions with policy owners during the years or
     lesser periods ended December 31, 2003 and 2002..........    (13,856)    (30,951)     8,672     (50,879)    80,858   45,939
                                                               ==========  ==========  =========  ==========  =========  =======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III


                                           ---------------
                                               VIP III
                                               Dynamic
                                               Capital
                                            Appreciation
                                            Portfolio --
                                           Service Class 2
                                           ---------------
                                             Period from
                                           May 1, 2003 to
                                            December 31,
                                                2003
                                           ---------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)........       $--
   Net realized gain (loss) on
    investments...........................        --
   Unrealized appreciation
    (depreciation) on investments.........        --
   Capital gain distributions.............        --
                                                 ---
     Increase (decrease) in net assets
       from operations....................        --
                                                 ---
From capital transactions:
   Net premiums...........................        --
   Loan interest..........................        --
   Transfers (to) from the general
    account of GE Life & Annuity:
    Death benefits........................        --
    Surrenders............................        --
    Loans.................................        --
    Cost of insurance and
     administrative expenses (note 4a)....        --
    Transfers (to) from the Guarantee
     Account..............................        --
    Transfers (to) from other
     subaccounts..........................        --
                                                 ---
     Increase (decrease) in net assets
       from capital transactions (note
       5).................................        --
                                                 ---
Increase (decrease) in net assets.........        --
Net assets at beginning of year...........        --
                                                 ---
Net assets at end of year.................       $--
                                                 ===
Changes in units (note 5):
   Units purchased........................        --
   Units redeemed.........................        --
                                                 ---
   Net increase (decrease) in units
    from capital transactions with
    policy owners during the years or
    lesser periods ended December 31,
    2003 and 2002.........................        --
                                                 ===

                                             Fidelity Variable Insurance Products Fund III (VIP III)
                                           --------------------------------------------------------------------------

                                                VIP III           VIP III           VIP III
                                               Growth &          Growth &            Growth             VIP III
                                                Income            Income         Opportunities          Mid Cap
                                             Portfolio --      Portfolio --       Portfolio --       Portfolio --
                                             Initial Class    Service Class 2    Initial Class      Service Class 2
                                           ----------------  ----------------  -----------------  ------------------
                                              Year ended        Year ended         Year ended         Year ended
                                             December 31,      December 31,       December 31,       December 31,
                                           ----------------  ----------------  -----------------  ------------------
                                             2003     2002     2003     2002     2003     2002       2003      2002
                                           -------  -------  -------  -------  -------  --------  ---------  -------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)........    (691)     265    1,360      952     (919)     (506)     1,010    1,013
   Net realized gain (loss) on
    investments........................... (16,559) (90,080)    (321)  (5,053) (69,034)  (45,581)    10,824      963
   Unrealized appreciation
    (depreciation) on investments......... 101,842    6,079   36,253  (11,556) 128,089   (19,856)   260,724  (31,859)
   Capital gain distributions.............      --       --       --       --       --        --         --       --
                                           -------  -------  -------  -------  -------  --------  ---------  -------
     Increase (decrease) in net assets
       from operations....................  84,592  (83,736)  37,292  (15,657)  58,136   (65,943)   272,558  (29,883)
                                           -------  -------  -------  -------  -------  --------  ---------  -------
From capital transactions:
   Net premiums...........................      --    5,000  120,291   17,793       --        --    432,344  217,948
   Loan interest..........................    (918)    (253)      --       --     (768)     (578)        --       --
   Transfers (to) from the general
    account of GE Life & Annuity:
    Death benefits........................      --   (8,475)      --       --       --    (2,785)        --       --
    Surrenders............................      --  (57,529)      --       --       --    (6,095)        --       --
    Loans................................. (33,613)  (8,542)      --       --  (44,317)   (1,793)    (8,610)      --
    Cost of insurance and
     administrative expenses (note 4a)....  (5,621)  (5,100)  (3,987)  (1,978)  (2,356)   (3,374)   (16,486)  (5,395)
    Transfers (to) from the Guarantee
     Account.............................. 125,094     (225)  25,616   26,064  (28,384)      119    186,704   53,628
    Transfers (to) from other
     subaccounts..........................      --   65,041   30,525   (5,816)      --   (31,871)    19,155   39,253
                                           -------  -------  -------  -------  -------  --------  ---------  -------
     Increase (decrease) in net assets
       from capital transactions (note
       5).................................  84,942  (10,083) 172,445   36,063  (75,825)  (46,377)   613,107  305,434
                                           -------  -------  -------  -------  -------  --------  ---------  -------
Increase (decrease) in net assets......... 169,534  (93,819) 209,737   20,406  (17,689) (112,320)   885,665  275,551
Net assets at beginning of year........... 421,427  515,246   93,152   72,746  209,288   321,608    370,824   95,273
                                           -------  -------  -------  -------  -------  --------  ---------  -------
Net assets at end of year................. 590,961  421,427  302,889   93,152  191,599   209,288  1,256,489  370,824
                                           =======  =======  =======  =======  =======  ========  =========  =======
Changes in units (note 5):
   Units purchased........................   7,612    1,431   21,338    5,443       --        12     60,383   31,709
   Units redeemed.........................  (2,443)  (1,638)    (482)    (967)  (7,222)   (4,683)    (2,374)    (550)
                                           -------  -------  -------  -------  -------  --------  ---------  -------
   Net increase (decrease) in units
    from capital transactions with
    policy owners during the years or
    lesser periods ended December 31,
    2003 and 2002.........................   5,169     (207)  20,856    4,476   (7,222)   (4,671)    58,009   31,159
                                           =======  =======  =======  =======  =======  ========  =========  =======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III


                                                                     -------------------

                                                                     Global Income Fund
                                                                     ------------------
                                                                         Year ended
                                                                        December 31,
                                                                     ------------------
                                                                       2003      2002
                                                                     --------  --------
Increase (decrease) in net assets
From operations:
   Net investment income (expense).................................. $  4,245    (1,190)
   Net realized gain (loss) on investments..........................   53,919   229,575
   Unrealized appreciation (depreciation) on investments............  (34,787) (226,178)
   Capital gain distributions.......................................       --        --
                                                                     --------  --------
       Increase (decrease) in net assets from operations............   23,377     2,207
                                                                     --------  --------
From capital transactions:
   Net premiums.....................................................       --        --
   Loan interest....................................................   (3,882)     (332)
   Transfers (to) from the general account of GE Life & Annuity:
     Death benefits.................................................       --        --
     Surrenders.....................................................       --        --
     Loans..........................................................     (908)       --
     Cost of insurance and administrative expenses (note 4a)........   (2,349)   (1,214)
     Transfers (to) from the Guarantee Account......................   52,514   (74,849)
     Transfers (to) from other subaccounts..........................       --   191,524
                                                                     --------  --------
       Increase (decrease) in net assets from capital
         transactions (note 5)......................................   45,375   115,129
                                                                     --------  --------
Increase (decrease) in net assets...................................   68,752   117,336
Net assets at beginning of year.....................................  150,338    33,002
                                                                     --------  --------
Net assets at end of year........................................... $219,090   150,338
                                                                     ========  ========
Changes in units (note 5):
   Units purchased..................................................    4,891    16,293
   Units redeemed...................................................     (665)   (6,499)
                                                                     --------  --------
   Net increase (decrease) in units from capital transactions with policy owners during the years or lesser periods
     ended December 31, 2003 and 2002...............................    4,226     9,794
                                                                     ========  ========

                                                                              GE Investments Funds, Inc.
                                                                     -------------------------------------------------------------
                                                                                              International
                                                                          Income Fund          Equity Fund
                                                                     --------------------  ------------------
                                                                          Year ended           Year ended
                                                                         December 31,         December 31,
                                                                     --------------------  ------------------
                                                                        2003       2002      2003      2002
                                                                     ---------  ---------  --------  --------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..................................    80,682     63,335    (1,052)    1,900
   Net realized gain (loss) on investments..........................  (171,569)   287,692    81,725  (109,215)
   Unrealized appreciation (depreciation) on investments............   133,137   (221,092)   19,579    73,004
   Capital gain distributions.......................................    14,868     36,364        --        --
                                                                     ---------  ---------  --------  --------
       Increase (decrease) in net assets from operations............    57,118    166,299   100,252   (34,311)
                                                                     ---------  ---------  --------  --------
From capital transactions:
   Net premiums.....................................................   155,180     15,671        --        --
   Loan interest....................................................   (12,891)   (17,523)   (1,836)  (24,040)
   Transfers (to) from the general account of GE Life & Annuity:
     Death benefits.................................................    (7,140)    (9,627)       --        --
     Surrenders.....................................................   (40,996)  (130,025)   (1,723)   (4,691)
     Loans..........................................................   (30,425)   (26,260)   (5,000)   (1,500)
     Cost of insurance and administrative expenses (note 4a)........   (32,662)   (20,680)   (3,590)   (3,195)
     Transfers (to) from the Guarantee Account......................    70,249     44,463  (100,562)    4,032
     Transfers (to) from other subaccounts..........................   (15,435)   673,884        --   (63,160)
                                                                     ---------  ---------  --------  --------
       Increase (decrease) in net assets from capital
         transactions (note 5)......................................    85,880    529,903  (112,711)  (92,554)
                                                                     ---------  ---------  --------  --------
Increase (decrease) in net assets...................................   142,998    696,202   (12,459) (126,865)
Net assets at beginning of year..................................... 1,946,086  1,249,884   392,553   519,418
                                                                     ---------  ---------  --------  --------
Net assets at end of year........................................... 2,089,084  1,946,086   380,094   392,553
                                                                     =========  =========  ========  ========
Changes in units (note 5):
   Units purchased..................................................    31,137     63,550        --       446
   Units redeemed...................................................   (19,275)   (17,672)  (12,023)     (228)
                                                                     ---------  ---------  --------  --------
   Net increase (decrease) in units from capital transactions with policy owners during the years or lesser periods
     ended December 31, 2003 and 2002...............................    11,862     45,878   (12,023)      218
                                                                     =========  =========  ========  ========

                                                                     ---------------------
                                                                         Mid-Cap Value
                                                                          Equity Fund
                                                                     --------------------
                                                                          Year ended
                                                                         December 31,
                                                                     --------------------
                                                                        2003       2002
                                                                     ---------  ---------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..................................    14,651     (1,282)
   Net realized gain (loss) on investments..........................   (24,109)    36,232
   Unrealized appreciation (depreciation) on investments............   630,415   (278,123)
   Capital gain distributions.......................................        --     10,083
                                                                     ---------  ---------
       Increase (decrease) in net assets from operations............   620,957   (233,090)
                                                                     ---------  ---------
From capital transactions:
   Net premiums.....................................................   241,759    157,491
   Loan interest....................................................      (544)   (32,981)
   Transfers (to) from the general account of GE Life & Annuity:
     Death benefits.................................................        --    (32,066)
     Surrenders.....................................................   (36,786)   (13,022)
     Loans..........................................................   (30,731)   (23,357)
     Cost of insurance and administrative expenses (note 4a)........   (36,643)   (26,715)
     Transfers (to) from the Guarantee Account......................   351,981    165,001
     Transfers (to) from other subaccounts..........................    11,451    405,958
                                                                     ---------  ---------
       Increase (decrease) in net assets from capital
         transactions (note 5)......................................   500,487    600,309
                                                                     ---------  ---------
Increase (decrease) in net assets................................... 1,121,444    367,219
Net assets at beginning of year..................................... 1,745,727  1,378,508
                                                                     ---------  ---------
Net assets at end of year........................................... 2,867,171  1,745,727
                                                                     =========  =========
Changes in units (note 5):
   Units purchased..................................................    48,638     65,103
   Units redeemed...................................................    (8,415)   (11,452)
                                                                     ---------  ---------
   Net increase (decrease) in units from capital transactions with policy owners during the years or lesser periods
     ended December 31, 2003 and 2002...............................    40,223     53,651
                                                                     =========  =========

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                                                                                     GE Investments Funds, Inc. (continued)
                                                            ------------------------------------------------------------------
                                                                                        Premier Growth        Real Estate
                                                               Money Market Fund         Equity Fund        Securities Fund
                                                            -----------------------  -------------------  -------------------
                                                                   Year ended             Year ended           Year ended
                                                                  December 31,           December 31,         December 31,
                                                            -----------------------  -------------------  -------------------
                                                                2003        2002        2003      2002       2003      2002
                                                            -----------  ----------  ---------  --------  ---------  --------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)......................... $   (52,275)     40,784     (5,944)   (8,443)    38,805    31,423
   Net realized gain (loss) on investments.................          --          --    116,934  (463,450)    20,106    35,520
   Unrealized appreciation (depreciation) on
     investments...........................................          (1)      1,525    157,099   273,918    256,920  (144,214)
   Capital gain distributions..............................          --          83         --         4     81,522    52,725
                                                            -----------  ----------  ---------  --------  ---------  --------
       Increase (decrease) in net assets from
         operations........................................     (52,276)     42,392    268,089  (197,971)   397,353   (24,546)
                                                            -----------  ----------  ---------  --------  ---------  --------
From capital transactions:
   Net premiums............................................   1,890,634   1,907,394    293,621    81,666    141,496        --
   Loan interest...........................................     (34,985)    146,263        (53)       --     (3,367)   (2,546)
   Transfers (to) from the general account of GE Life
     & Annuity:
     Death benefits........................................     (42,298)   (129,595)        --    (2,575)        --    (7,258)
     Surrenders............................................    (814,695) (1,930,072)   (21,900)       --    (86,961)  (23,525)
     Loans.................................................    (766,786)   (399,903)     1,649    (6,348)   (35,462)   15,756
     Cost of insurance and administrative
       expenses (note 4a)..................................    (211,794)   (203,390)   (24,083)  (14,343)   (18,116)  (16,115)
     Transfers (to) from the Guarantee Account.............  (2,970,540)   (393,083)   283,731   (16,747)   563,105  (122,272)
     Transfers (to) from other subaccounts.................  (1,084,588)  2,436,666    (62,526)  101,337     13,488   259,230
                                                            -----------  ----------  ---------  --------  ---------  --------
       Increase (decrease) in net assets from capital
         transactions (note 5).............................  (4,035,052)  1,434,280    470,439   142,989    574,183   103,270
                                                            -----------  ----------  ---------  --------  ---------  --------
Increase (decrease) in net assets..........................  (4,087,328)  1,476,672    738,528   (54,982)   971,536    78,724
Net assets at beginning of year............................  16,273,017  14,796,345    692,040   747,022    967,402   888,678
                                                            -----------  ----------  ---------  --------  ---------  --------
Net assets at end of year.................................. $12,185,689  16,273,017  1,430,568   692,040  1,938,938   967,402
                                                            ===========  ==========  =========  ========  =========  ========
Changes in units (note 5):
   Units purchased.........................................     107,419     373,262     74,149    21,591     37,359    13,146
   Units redeemed..........................................    (336,675)   (254,036)   (13,903)   (4,721)    (7,487)   (8,209)
                                                            -----------  ----------  ---------  --------  ---------  --------
   Net increase (decrease) in units from capital
     transactions with policy owners during the years
     or lesser periods ended December 31, 2003 and 2002....    (229,256)    119,226     60,246    16,870     29,872     4,937
                                                            ===========  ==========  =========  ========  =========  ========

                                                            ----------------------
                                                                  S&P 500(R)
                                                                  Index Fund
                                                            ---------------------
                                                                  Year ended
                                                                 December 31,
                                                            ---------------------
                                                               2003       2002
                                                            ---------  ----------
Increase (decrease) in net assets
From operations:
   Net investment income (expense).........................    38,128      17,065
   Net realized gain (loss) on investments.................  (746,385)   (472,969)
   Unrealized appreciation (depreciation) on
     investments........................................... 2,226,239    (960,081)
   Capital gain distributions..............................        --       9,409
                                                            ---------  ----------
       Increase (decrease) in net assets from
         operations........................................ 1,517,982  (1,406,576)
                                                            ---------  ----------
From capital transactions:
   Net premiums............................................   703,270     877,551
   Loan interest...........................................       605      (1,182)
   Transfers (to) from the general account of GE Life
     & Annuity:
     Death benefits........................................    (7,310)    (20,200)
     Surrenders............................................   (99,167)   (375,099)
     Loans.................................................   (82,032)    (76,402)
     Cost of insurance and administrative
       expenses (note 4a)..................................  (108,233)    (86,705)
     Transfers (to) from the Guarantee Account.............   413,167     338,063
     Transfers (to) from other subaccounts.................   263,955    (129,360)
                                                            ---------  ----------
       Increase (decrease) in net assets from capital
         transactions (note 5)............................. 1,084,255     526,666
                                                            ---------  ----------
Increase (decrease) in net assets.......................... 2,602,237    (879,910)
Net assets at beginning of year............................ 5,093,911   5,973,821
                                                            ---------  ----------
Net assets at end of year.................................. 7,696,148   5,093,911
                                                            =========  ==========
Changes in units (note 5):
   Units purchased.........................................   197,756     333,620
   Units redeemed..........................................   (42,493)   (189,079)
                                                            ---------  ----------
   Net increase (decrease) in units from capital
     transactions with policy owners during the years
     or lesser periods ended December 31, 2003 and 2002....   155,263     144,541
                                                            =========  ==========

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                                                                                     GE Investments Funds, Inc. (continued)
                                                                 -------------------------------------------------------------
                                                                      Small-Cap
                                                                  Value Equity Fund     Total Return Fund    U.S. Equity Fund
                                                                 -------------------  --------------------  -----------------
                                                                      Year ended           Year ended           Year ended
                                                                     December 31,         December 31,         December 31,
                                                                 -------------------  --------------------  -----------------
                                                                    2003       2002      2003       2002      2003     2002
                                                                 ----------  -------  ---------  ---------  -------  --------
Increase (decrease) in net assets
From operations:
   Net investment income (expense).............................. $      422    1,109      2,046     17,741    2,583     1,836
   Net realized gain (loss) on investments......................       (129) (11,189)   (12,486)   (16,324)   5,443  (104,287)
   Unrealized appreciation (depreciation) on investments........    179,474  (39,805)   323,539   (208,368) 144,761    19,436
   Capital gain distributions...................................         --    2,145         --     16,511       --        --
                                                                 ----------  -------  ---------  ---------  -------  --------
       Increase (decrease) in net assets from operations........    179,767  (47,740)   313,099   (190,440) 152,787   (83,015)
                                                                 ----------  -------  ---------  ---------  -------  --------
From capital transactions:
   Net premiums.................................................    224,557  227,328    332,254      5,000   93,760    72,220
   Loan interest................................................       (111)     (24)    (1,158)    (1,668)  (3,604)   (3,790)
   Transfers (to) from the general account of GE Life &
     Annuity:
     Death benefits.............................................         --       --    (18,291)   (15,725)  (2,226)   (3,944)
     Surrenders.................................................         --       --     (2,278)   (70,212) (32,227)  (32,756)
     Loans......................................................     (1,457)      --    (12,199)   (26,756)    (829)   (1,228)
     Cost of insurance and administrative expenses (note 4a)....    (15,132)  (6,523)   (23,975)   (21,351) (13,767)   (7,509)
     Transfers (to) from the Guarantee Account..................    410,957  145,500     69,163     28,475  167,817    74,412
     Transfers (to) from other subaccounts......................     10,240   29,148         --    194,871    2,624   170,746
                                                                 ----------  -------  ---------  ---------  -------  --------
       Increase (decrease) in net assets from capital
         transactions (note 5)..................................    629,054  395,429    343,516     92,634  211,548   268,151
                                                                 ----------  -------  ---------  ---------  -------  --------
Increase (decrease) in net assets...............................    808,821  347,689    656,615    (97,806) 364,335   185,136
Net assets at beginning of year.................................    446,074   98,385  1,609,568  1,707,374  526,847   341,711
                                                                 ----------  -------  ---------  ---------  -------  --------
Net assets at end of year....................................... $1,254,895  446,074  2,266,183  1,609,568  891,182   526,847
                                                                 ==========  =======  =========  =========  =======  ========
Changes in units (note 5):
   Units purchased..............................................     54,671   33,600     35,505      6,736   32,597    36,812
   Units redeemed...............................................     (1,414)    (547)    (5,121)    (4,003)  (6,496)   (5,710)
                                                                 ----------  -------  ---------  ---------  -------  --------
   Net increase (decrease) in units from capital
     transactions with policy owners during the years or
     lesser periods ended December 31, 2003 and 2002............     53,257   33,053     30,384      2,733   26,101    31,102
                                                                 ==========  =======  =========  =========  =======  ========

                                                                 -----------------

                                                                 Value Equity Fund
                                                                 ----------------
                                                                    Year ended
                                                                   December 31,
                                                                 ----------------
                                                                   2003     2002
                                                                 -------  -------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..............................   5,881    1,210
   Net realized gain (loss) on investments......................   2,194      (56)
   Unrealized appreciation (depreciation) on investments........  63,738  (18,666)
   Capital gain distributions...................................      --       --
                                                                 -------  -------
       Increase (decrease) in net assets from operations........  71,813  (17,512)
                                                                 -------  -------
From capital transactions:
   Net premiums................................................. 183,845   50,334
   Loan interest................................................     (76)      --
   Transfers (to) from the general account of GE Life &
     Annuity:
     Death benefits.............................................      --       --
     Surrenders.................................................      --       --
     Loans......................................................      --       --
     Cost of insurance and administrative expenses (note 4a)....  (6,496)  (1,974)
     Transfers (to) from the Guarantee Account.................. 128,155   53,863
     Transfers (to) from other subaccounts......................  (5,815)     134
                                                                 -------  -------
       Increase (decrease) in net assets from capital
         transactions (note 5).................................. 299,613  102,357
                                                                 -------  -------
Increase (decrease) in net assets............................... 371,426   84,845
Net assets at beginning of year................................. 134,464   49,619
                                                                 -------  -------
Net assets at end of year....................................... 505,890  134,464
                                                                 =======  =======
Changes in units (note 5):
   Units purchased..............................................  37,208   12,466
   Units redeemed...............................................  (1,477)    (236)
                                                                 -------  -------
   Net increase (decrease) in units from capital
     transactions with policy owners during the years or
     lesser periods ended December 31, 2003 and 2002............  35,731   12,230
                                                                 =======  =======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                                                                                    Goldman Sachs Variable Insurance
                                                                                                 Trust
                                                                                 -------------------------------------


                                                                                  Goldman Sachs
                                                                                    Growth and        Goldman Sachs
                                                                                   Income Fund     Mid Cap Value Fund
                                                                                 ---------------  --------------------

                                                                                    Year ended         Year ended
                                                                                   December 31,       December 31,
                                                                                 ---------------  --------------------
                                                                                   2003    2002      2003       2002
                                                                                 -------  ------  ---------  ---------
Increase (decrease) in net assets
From operations:
   Net investment income (expense).............................................. $    48      97     (6,402)    (9,187)
   Net realized gain (loss) on investments......................................  (8,632)   (712)     7,041     27,583
   Unrealized appreciation (depreciation) on investments........................  25,649  (6,935)   481,105   (170,664)
   Capital gain distributions...................................................      --      --     27,942      7,169
                                                                                 -------  ------  ---------  ---------
     Increase (decrease) in net assets from operations..........................  17,065  (7,550)   509,686   (145,099)
                                                                                 -------  ------  ---------  ---------
From capital transactions:
   Net premiums.................................................................      --      --         --         --
   Loan interest................................................................      --      --     (2,845)    (1,478)
   Transfers (to) from the general account of GE Life & Annuity:
    Death benefits..............................................................      --      --    (46,923)   (28,536)
    Surrenders..................................................................      --      --    (54,453)   (23,350)
    Loans.......................................................................     175  (1,391)  (218,317)   (39,716)
    Cost of insurance and administrative expenses (note 4a).....................    (896)   (680)   (29,607)   (32,123)
    Transfers (to) from the Guarantee Account...................................  23,369       6    469,235    (57,640)
    Transfers (to) from other subaccounts.......................................      --   8,817         --    138,244
                                                                                 -------  ------  ---------  ---------
     Increase (decrease) in net assets from capital transactions (note 5).......  22,648   6,752    117,090    (44,599)
                                                                                 -------  ------  ---------  ---------
Increase (decrease) in net assets...............................................  39,713    (798)   626,776   (189,698)
Net assets at beginning of year.................................................  51,853  52,651  2,272,275  2,461,973
                                                                                 -------  ------  ---------  ---------
Net assets at end of year....................................................... $91,566  51,853  2,899,051  2,272,275
                                                                                 =======  ======  =========  =========
Changes in units (note 5):
   Units purchased..............................................................   3,488   1,102      4,866     12,021
   Units redeemed...............................................................    (133)   (259)    (3,652)   (15,899)
                                                                                 -------  ------  ---------  ---------
   Net increase (decrease) in units from capital transactions with policy
    owners during the years or lesser periods ended December 31, 2003 and 2002..   3,355     843      1,214     (3,878)
                                                                                 =======  ======  =========  =========

                                                                                 Greenwich Street
                                                                                   Series Fund
                                                                                 ----------------
                                                                                 Salomon Brothers
                                                                                     Variable
                                                                                     Emerging
                                                                                  Growth Fund --
                                                                                     Class II
                                                                                 ----------------
                                                                                   Period from
                                                                                      May 1,
                                                                                     2003 to
                                                                                   December 31,
                                                                                       2003
                                                                                 ----------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..............................................          --
   Net realized gain (loss) on investments......................................          37
   Unrealized appreciation (depreciation) on investments........................       3,376
   Capital gain distributions...................................................          --
                                                                                      ------
     Increase (decrease) in net assets from operations..........................       3,413
                                                                                      ------
From capital transactions:
   Net premiums.................................................................      64,952
   Loan interest................................................................          --
   Transfers (to) from the general account of GE Life & Annuity:
    Death benefits..............................................................          --
    Surrenders..................................................................          --
    Loans.......................................................................          --
    Cost of insurance and administrative expenses (note 4a).....................        (281)
    Transfers (to) from the Guarantee Account...................................          --
    Transfers (to) from other subaccounts.......................................          --
                                                                                      ------
     Increase (decrease) in net assets from capital transactions (note 5).......      64,671
                                                                                      ------
Increase (decrease) in net assets...............................................      68,084
Net assets at beginning of year.................................................          --
                                                                                      ------
Net assets at end of year.......................................................      68,084
                                                                                      ======
Changes in units (note 5):
   Units purchased..............................................................       5,384
   Units redeemed...............................................................         (23)
                                                                                      ------
   Net increase (decrease) in units from capital transactions with policy
    owners during the years or lesser periods ended December 31, 2003 and 2002..       5,361
                                                                                      ======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                                                                                                         Janus Aspen Series
                                                               -----------------------------------------------------------------
                                                                                                                  Capital
                                                                                            Balanced           Appreciation
                                                                Balanced Portfolio --     Portfolio --         Portfolio --
                                                                Institutional Shares     Service Shares    Institutional Shares
                                                               ----------------------  ------------------  --------------------
                                                                     Year ended            Year ended           Year ended
                                                                    December 31,          December 31,         December 31,
                                                               ----------------------  ------------------  --------------------
                                                                  2003        2002        2003      2002      2003       2002
                                                               ----------  ----------  ---------  -------  ---------  ---------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).............................. $   38,708      47,970     25,021   16,049     (8,190)    (9,873)
 Net realized gain (loss) on investments......................     (3,124)    (50,175)       160   (9,302)  (172,940)  (245,413)
 Unrealized appreciation (depreciation) on investments........    451,448    (431,118)   143,958  (50,364)   356,288     28,954
 Capital gain distributions...................................         --          --         --       --         --         --
                                                               ----------  ----------  ---------  -------  ---------  ---------
    Increase (decrease) in net assets from operations.........    487,032    (433,323)   169,139  (43,617)   175,158   (226,332)
                                                               ----------  ----------  ---------  -------  ---------  ---------
From capital transactions:
 Net premiums.................................................         --       3,000    161,924  440,800         --         --
 Loan interest................................................     (9,560)    (20,968)        --       --       (399)      (611)
 Transfers (to) from the general account of GE Life
   & Annuity:
   Death benefits.............................................    (42,758)   (107,818)        --   (4,261)        --         --
   Surrenders.................................................         --    (456,481)        --       --     (5,443)   (11,869)
   Loans......................................................    (19,314)    (27,778)        --       --        488     (3,379)
   Cost of insurance and administrative expenses (note 4a)....    (54,112)    (60,887)   (28,080) (14,217)   (20,870)   (22,884)
   Transfers (to) from the Guarantee Account..................    140,953     (43,247)   265,259  210,457   (124,123)   (10,846)
   Transfers (to) from other subaccounts......................         --  (1,015,196)   128,549   29,373         --   (441,824)
                                                               ----------  ----------  ---------  -------  ---------  ---------
    Increase (decrease) in net assets from capital
     transactions (note 5)....................................     15,209  (1,729,375)   527,652  662,152   (150,347)  (491,413)
                                                               ----------  ----------  ---------  -------  ---------  ---------
Increase (decrease) in net assets.............................    502,241  (2,162,698)   696,791  618,535     24,811   (717,745)
Net assets at beginning of year...............................  3,857,623   6,020,321    924,487  305,952    975,832  1,693,577
                                                               ----------  ----------  ---------  -------  ---------  ---------
Net assets at end of year..................................... $4,359,864   3,857,623  1,621,278  924,487  1,000,643    975,832
                                                               ==========  ==========  =========  =======  =========  =========
Changes in units (note 5):
 Units purchased..............................................      7,418         145     59,075   73,638         27         --
 Units redeemed...............................................     (6,618)    (83,551)    (2,985)  (1,999)    (8,087)   (25,923)
                                                               ----------  ----------  ---------  -------  ---------  ---------
 Net increase (decrease) in units from capital transactions
   with policy owners during the years or lesser periods
   ended December 31, 2003 and 2002...........................        800     (83,406)    56,090   71,639     (8,060)   (25,923)
                                                               ==========  ==========  =========  =======  =========  =========

                                                               ------------------------------------
                                                                   Capital           Flexible
                                                                 Appreciation         Income
                                                                 Portfolio --      Portfolio --
                                                                Service Shares  Institutional Shares
                                                               ---------------  ------------------
                                                                  Year ended        Year ended
                                                                 December 31,      December 31,
                                                               ---------------  ------------------
                                                                 2003    2002     2003       2002
                                                               -------  ------  --------   --------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..............................     199     109     9,862     30,767
 Net realized gain (loss) on investments......................  (2,950)    (68) (136,448)   207,183
 Unrealized appreciation (depreciation) on investments........  15,752  (5,644)  156,405   (156,977)
 Capital gain distributions...................................      --      --        --         --
                                                               -------  ------  --------   --------
    Increase (decrease) in net assets from operations.........  13,001  (5,603)   29,819     80,973
                                                               -------  ------  --------   --------
From capital transactions:
 Net premiums.................................................  69,518   9,519        --         --
 Loan interest................................................      --      --    (2,356)        (2)
 Transfers (to) from the general account of GE Life
   & Annuity:
   Death benefits.............................................      --      --   (22,646)        --
   Surrenders.................................................      --      --        --    (13,117)
   Loans......................................................      --      --   (11,119)   (18,466)
   Cost of insurance and administrative expenses (note 4a)....  (1,470)   (732)   (6,477)    (5,989)
   Transfers (to) from the Guarantee Account..................   8,994     676    22,257    (25,704)
   Transfers (to) from other subaccounts......................      --      --        --    (62,818)
                                                               -------  ------  --------   --------
    Increase (decrease) in net assets from capital
     transactions (note 5)....................................  77,042   9,463   (20,341)  (126,096)
                                                               -------  ------  --------   --------
Increase (decrease) in net assets.............................  90,043   3,860     9,478    (45,123)
Net assets at beginning of year...............................  32,656  28,796   321,199    366,322
                                                               -------  ------  --------   --------
Net assets at end of year..................................... 122,699  32,656   330,677    321,199
                                                               =======  ======  ========   ========
Changes in units (note 5):
 Units purchased..............................................  11,713   1,504       433         --
 Units redeemed...............................................    (219)   (108)     (828)    (4,764)
                                                               -------  ------  --------   --------
 Net increase (decrease) in units from capital transactions
   with policy owners during the years or lesser periods
   ended December 31, 2003 and 2002...........................  11,494   1,396      (395)    (4,764)
                                                               =======  ======  ========   ========

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                                                                                   Janus Aspen Series (continued)
                                               ----------------------------------------------------------------------------------
                                                                            Global
                                                   Global Life            Technology              Growth              Growth
                                               Sciences Portfolio --     Portfolio --          Portfolio --        Portfolio --
                                                  Service Shares        Service Shares     Institutional Shares   Service Shares
                                               -------------------   -------------------  ---------------------  ---------------
                                                    Year ended            Year ended            Year ended          Year ended
                                                   December 31,          December 31,          December 31,        December 31,
                                               -------------------   -------------------  ---------------------  ---------------
                                                  2003       2002      2003      2002        2003       2002      2003     2002
                                               ---------   --------  -------  ----------  ---------  ----------  ------  -------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).............. $  (2,378)    (3,151)    (495)     (1,308)   (42,986)    (54,563)     --       --
 Net realized gain (loss) on investments......   (60,270)   (21,205) (81,442)   (879,064)   112,145  (2,566,389)   (192) (15,953)
 Unrealized appreciation (depreciation) on
   investments................................   158,696   (128,082)  96,889    (224,813)   855,020   1,236,264  23,736  (19,752)
 Capital gain distributions...................        --         --       --          --         --          --      --       --
                                               ---------   --------  -------  ----------  ---------  ----------  ------  -------
    Increase (decrease) in net assets from
     operations...............................    96,048   (152,438)  14,952  (1,105,185)   924,179  (1,384,688) 23,544  (35,705)
                                               ---------   --------  -------  ----------  ---------  ----------  ------  -------
From capital transactions:
 Net premiums.................................        --    220,900    1,042       1,250         --          --      --   93,490
 Loan interest................................     2,447         51       --      (4,162)       572     (15,382)     --       --
 Transfers (to) from the general account of
   GE Life & Annuity:
   Death benefits.............................        --     (1,103)      --        (776)   (65,825)    (16,616)     --       --
   Surrenders.................................        --    (20,154)      --      (6,120)   (48,247)    (85,286)     --       --
   Loans......................................   (18,640)    (5,813)      --      (9,157)   (15,894)    (43,996)     --       --
   Cost of insurance and administrative
    expenses (note 4a)........................    (7,536)    (7,220)    (737)     (1,208)   (53,366)    (57,863) (1,872)  (2,278)
   Transfers (to) from the Guarantee Account..  (124,811)    58,280   55,209   1,001,420    (96,245)     37,529       1   24,406
   Transfers (to) from other subaccounts......        --     65,870       --      84,033         --    (461,103)     --  (52,061)
                                               ---------   --------  -------  ----------  ---------  ----------  ------  -------
    Increase (decrease) in net assets from
     capital transactions (note 5)............  (148,540)   310,811   55,514   1,065,280   (279,005)   (642,717) (1,871)  63,557
                                               ---------   --------  -------  ----------  ---------  ----------  ------  -------
Increase (decrease) in net assets.............   (52,492)   158,373   70,466     (39,905)   645,174  (2,027,405) 21,673   27,852
Net assets at beginning of year...............   488,321    329,948   19,085      58,990  3,200,273   5,227,678  75,761   47,909
                                               ---------   --------  -------  ----------  ---------  ----------  ------  -------
Net assets at end of year..................... $ 435,829    488,321   89,551      19,085  3,845,447   3,200,273  97,434   75,761
                                               =========   ========  =======  ==========  =========  ==========  ======  =======
Changes in units (note 5):
 Units purchased..............................       362     48,311   17,454       6,405         33       2,255      --   15,282
 Units redeemed...............................   (22,299)    (4,800)    (229)       (126)   (15,883)    (40,883)   (346)  (7,044)
                                               ---------   --------  -------  ----------  ---------  ----------  ------  -------
 Net increase (decrease) in units from
   capital transactions with policy owners
   during the years or lesser periods ended
   December 31, 2003 and 2002.................   (21,937)    43,511   17,225       6,279    (15,850)    (38,628)   (346)   8,238
                                               =========   ========  =======  ==========  =========  ==========  ======  =======

                                               --------------------

                                                   International
                                                Growth Portfolio --
                                               Institutional Shares
                                               --------------------
                                                    Year ended
                                                   December 31,
                                               --------------------
                                                  2003       2002
                                               ---------  ---------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..............    (1,859)    (7,574)
 Net realized gain (loss) on investments......   321,686   (956,937)
 Unrealized appreciation (depreciation) on
   investments................................    84,505    525,937
 Capital gain distributions...................        --         --
                                               ---------  ---------
    Increase (decrease) in net assets from
     operations...............................   404,332   (438,574)
                                               ---------  ---------
From capital transactions:
 Net premiums.................................        --      3,000
 Loan interest................................    (3,633)   (26,904)
 Transfers (to) from the general account of
   GE Life & Annuity:
   Death benefits.............................        --         --
   Surrenders.................................   (14,796)   (26,335)
   Loans......................................   (19,155)   (22,629)
   Cost of insurance and administrative
    expenses (note 4a)........................   (18,338)   (20,282)
   Transfers (to) from the Guarantee Account..   108,492    (15,034)
   Transfers (to) from other subaccounts......        --   (330,620)
                                               ---------  ---------
    Increase (decrease) in net assets from
     capital transactions (note 5)............    52,570   (438,804)
                                               ---------  ---------
Increase (decrease) in net assets.............   456,902   (877,378)
Net assets at beginning of year............... 1,266,573  2,143,951
                                               ---------  ---------
Net assets at end of year..................... 1,723,475  1,266,573
                                               =========  =========
Changes in units (note 5):
 Units purchased..............................     4,402        160
 Units redeemed...............................    (2,269)   (23,671)
                                               ---------  ---------
 Net increase (decrease) in units from
   capital transactions with policy owners
   during the years or lesser periods ended
   December 31, 2003 and 2002.................     2,133    (23,511)
                                               =========  =========

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                      Statements of Changes in Net Assets

                                                                              Janus Aspen Series (continued)
                                           --------------------------------------------------------------------------------------

                                             International          Mid Cap               Mid Cap                Worldwide
                                           Growth Portfolio -- Growth Portfolio --  Growth Portfolio --     Growth Portfolio --
                                            Service Shares       Service Shares     Institutional Shares   Institutional Shares
                                           ------------------  -----------------   ---------------------  ----------------------
                                              Year ended           Year ended            Year ended             Year ended
                                             December 31,         December 31,          December 31,           December 31,
                                           ------------------  -----------------   ---------------------  ----------------------
                                             2003      2002      2003      2002       2003       2002        2003        2002
                                           --------   ------   -------   --------  ---------  ----------  ----------  ----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $  1,914      280        --         --    (19,118)    (21,417)    (12,785)    (32,664)
 Net realized gain (loss) on investments..   (2,553)    (814)  (16,350)   (10,528)  (675,753)   (761,627) (1,217,194) (3,633,106)
 Unrealized appreciation (depreciation)
   on investments.........................   63,495   (8,199)  159,910    (97,852) 1,145,151     162,268   2,373,791   1,459,159
 Capital gain distributions...............       --       --        --         --         --          --          --          --
                                           --------   ------   -------   --------  ---------  ----------  ----------  ----------
    Increase (decrease) in net assets
     from operations......................   62,856   (8,733)  143,560   (108,380)   450,280    (620,776)  1,143,812  (2,206,611)
                                           --------   ------   -------   --------  ---------  ----------  ----------  ----------
From capital transactions:
 Net premiums.............................  127,873   49,942    29,277    428,292      3,042       3,250          --       7,200
 Loan interest............................       --       --        --         --        625       1,180         928      (4,737)
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................       --       --        --         --         --          --     (97,738)    (39,385)
   Surrenders.............................       --       --        --         --    (12,704)   (162,937)    (34,138)   (537,307)
   Loans..................................       --       --   (40,440)        --        852     (18,259)     13,817     (66,061)
   Cost of insurance and administrative
    expenses (note 4a)....................   (3,494)    (648)  (10,998)    (8,926)   (20,297)    (21,608)    (69,954)    (93,227)
   Transfers (to) from the Guarantee
    Account...............................    8,514     (141)   42,379     31,936    (56,681)      1,440  (1,248,131)      9,760
   Transfers (to) from other subaccounts..   30,723       --        --     25,877     42,390    (348,948)         --    (800,876)
                                           --------   ------   -------   --------  ---------  ----------  ----------  ----------
    Increase (decrease) in net assets
     from capital transactions (note 5)...  163,616   49,153    20,218    477,179    (42,773)   (545,882) (1,435,216) (1,524,633)
                                           --------   ------   -------   --------  ---------  ----------  ----------  ----------
Increase (decrease) in net assets.........  226,472   40,420   163,778    368,799    407,507  (1,166,658)   (291,404) (3,731,244)
Net assets at beginning of year...........   42,626    2,206   411,685     42,886  1,243,321   2,409,979   5,630,728   9,361,972
                                           --------   ------   -------   --------  ---------  ----------  ----------  ----------
Net assets at end of year................. $269,098   42,626   575,463    411,685  1,650,828   1,243,321   5,339,324   5,630,728
                                           ========   ======   =======   ========  =========  ==========  ==========  ==========
Changes in units (note 5):
 Units purchased..........................   30,851    7,994    14,779    109,294        433         354         722         770
 Units redeemed...........................     (645)    (126)  (10,609)    (2,007)      (827)    (33,247)    (70,948)    (70,042)
                                           --------   ------   -------   --------  ---------  ----------  ----------  ----------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................   30,206    7,868     4,170    107,287       (394)    (32,893)    (70,226)    (69,272)
                                           ========   ======   =======   ========  =========  ==========  ==========  ==========

                                           ----------------
                                               Worldwide
                                                Growth
                                             Portfolio --
                                            Service Shares
                                           ----------------
                                              Year ended
                                             December 31,
                                           ----------------
                                             2003     2002
                                           -------  -------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........   1,587      799
 Net realized gain (loss) on investments..  (1,911)  (1,707)
 Unrealized appreciation (depreciation)
   on investments.........................  44,505  (35,969)
 Capital gain distributions...............      --       --
                                           -------  -------
    Increase (decrease) in net assets
     from operations......................  44,181  (36,877)
                                           -------  -------
From capital transactions:
 Net premiums.............................  14,754   35,733
 Loan interest............................      --       --
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................      --       --
   Surrenders.............................      --       --
   Loans..................................      --       --
   Cost of insurance and administrative
    expenses (note 4a)....................  (3,990)  (2,938)
   Transfers (to) from the Guarantee
    Account...............................  42,044   13,794
   Transfers (to) from other subaccounts..  (5,175)  (5,079)
                                           -------  -------
    Increase (decrease) in net assets
     from capital transactions (note 5)...  47,633   41,510
                                           -------  -------
Increase (decrease) in net assets.........  91,814    4,633
Net assets at beginning of year........... 127,971  123,338
                                           -------  -------
Net assets at end of year................. 219,785  127,971
                                           =======  =======
Changes in units (note 5):
 Units purchased..........................  11,213    8,144
 Units redeemed...........................  (1,809)  (1,318)
                                           -------  -------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................   9,404    6,826
                                           =======  =======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                      Statements of Changes in Net Assets

                                                                 MFS(R) Variable Insurance Trust
                                           ---------------------------------------------------------------------------
                                            MFS(R) Investors   MFS(R) Investors     MFS(R) New
                                              Growth Stock          Trust            Discovery       MFS(R) Utilities
                                           Series -- Service  Series -- Service  Series -- Service  Series -- Service
                                              Class Shares       Class Shares      Class Shares        Class Shares
                                           -----------------  -----------------  ----------------  -------------------
                                               Year ended         Year ended        Year ended          Year ended
                                              December 31,       December 31,      December 31,        December 31,
                                           -----------------  -----------------  ----------------  -------------------
                                             2003      2002     2003     2002      2003     2002      2003      2002
                                           --------  -------  -------  --------  -------  -------  ---------  --------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $     --       --    3,106     2,743     (322)      --     17,448    16,710
 Net realized gain (loss) on investments..      926   (8,513) (27,256)   (9,514)  (4,633) (14,480)   (11,544)  (10,293)
 Unrealized appreciation (depreciation)
   on investments.........................   63,012  (11,937) 166,050  (150,965)  46,569  (23,500)   258,830  (155,256)
 Capital gain distributions...............       --       --       --        --       --       --         --        --
                                           --------  -------  -------  --------  -------  -------  ---------  --------
    Increase (decrease) in net assets
     from operations......................   63,938  (20,450) 141,900  (157,736)  41,614  (37,980)   264,734  (148,839)
                                           --------  -------  -------  --------  -------  -------  ---------  --------
From capital transactions:
 Net premiums.............................  150,144  180,478   89,156   650,238   75,632   79,862    172,474   658,573
 Loan interest............................      (73)      --       --        --      (40)      --         --        --
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................       --       --       --        --       --       --    (11,688)       --
   Surrenders.............................       --       --       --        --       --       --    (17,797)       --
   Loans..................................       --       --  (57,440)       --   (3,180)      --    (64,300)       --
   Cost of insurance and administrative
    expenses (note 4a)....................   (7,044)  (1,465) (15,618)  (12,826)  (3,562)  (2,485)   (19,751)  (14,258)
   Transfers (to) from the Guarantee
    Account...............................    9,567   41,535      318    64,192   43,915   49,257     62,645   114,529
   Transfers (to) from other subaccounts..   (7,725)      --   35,676    27,391   42,673  (66,799)    (5,583)   15,648
                                           --------  -------  -------  --------  -------  -------  ---------  --------
    Increase (decrease) in net assets
     from capital transactions (note 5)...  144,869  220,548   52,092   728,995  155,438   59,835    116,000   774,492
                                           --------  -------  -------  --------  -------  -------  ---------  --------
Increase (decrease) in net assets.........  208,807  200,098  193,992   571,259  197,052   21,855    380,734   625,653
Net assets at beginning of year...........  220,082   19,984  608,344    37,085   89,769   67,914    718,538    92,885
                                           --------  -------  -------  --------  -------  -------  ---------  --------
Net assets at end of year................. $428,889  220,082  802,336   608,344  286,821   89,769  1,099,272   718,538
                                           ========  =======  =======  ========  =======  =======  =========  ========
Changes in units (note 5):
 Units purchased..........................   28,397   38,060   18,121    84,218   16,741    1,185     32,015    99,650
 Units redeemed...........................   (2,639)    (251) (10,578)   (1,456)    (700)  (2,209)   (16,220)   (1,801)
                                           --------  -------  -------  --------  -------  -------  ---------  --------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................   25,758   37,809    7,543    82,762   16,041   (1,024)    15,795    97,849
                                           ========  =======  =======  ========  =======  =======  =========  ========

                                           Nations Separate Account Trust
                                           -----------------------------
                                              Nations     Nations Marsico
                                              Marsico      International
                                               Growth      Opportunities
                                             Portfolio       Portfolio
                                           -------------- ---------------
                                            Period from     Period from
                                           May 1, 2003 to May 1, 2003 to
                                            December 31,   December 31,
                                                2003           2003
                                           -------------- ---------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........         --              2
 Net realized gain (loss) on investments..        343             94
 Unrealized appreciation (depreciation)
   on investments.........................      5,497          2,923
 Capital gain distributions...............         --             --
                                               ------         ------
    Increase (decrease) in net assets
     from operations......................      5,840          3,019
                                               ------         ------
From capital transactions:
 Net premiums.............................     79,541         36,286
 Loan interest............................         --             --
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................         --             --
   Surrenders.............................         --             --
   Loans..................................         --             --
   Cost of insurance and administrative
    expenses (note 4a)....................       (544)          (156)
   Transfers (to) from the Guarantee
    Account...............................         46            186
   Transfers (to) from other subaccounts..         --             --
                                               ------         ------
    Increase (decrease) in net assets
     from capital transactions (note 5)...     79,043         36,316
                                               ------         ------
Increase (decrease) in net assets.........     84,883         39,335
Net assets at beginning of year...........         --             --
                                               ------         ------
Net assets at end of year.................     84,883         39,335
                                               ======         ======
Changes in units (note 5):
 Units purchased..........................      6,849          2,921
 Units redeemed...........................        (47)           (12)
                                               ------         ------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................      6,802          2,909
                                               ======         ======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                                                                                            Oppenheimer Variable Account Funds
                                                                   --------------------------------------------------------------
                                                                        Oppenheimer          Oppenheimer
                                                                         Aggressive       Aggressive Growth
                                                                           Growth            Fund/VA --          Oppenheimer
                                                                          Fund/VA          Service Shares       Bond Fund/VA
                                                                   ---------------------  ----------------- --------------------
                                                                         Year ended          Period from         Year ended
                                                                        December 31,       May 1, 2003 to       December 31,
                                                                   ---------------------    December 31,    --------------------
                                                                      2003       2002           2003           2003       2002
                                                                   ---------  ----------  ----------------- ---------  ---------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..................................   (38,655)    (20,886)          --          78,832    101,787
 Net realized gain (loss) on investments..........................  (461,224)   (708,228)         127           6,119    (12,054)
 Unrealized appreciation (depreciation) on investments............ 1,136,707    (582,143)       1,877          20,880     41,480
 Capital gain distributions.......................................        --          --           --              --         --
                                                                   ---------  ----------       ------       ---------  ---------
    Increase (decrease) in net assets from operations.............   636,828  (1,311,257)       2,004         105,831    131,213
                                                                   ---------  ----------       ------       ---------  ---------
From capital transactions:
 Net premiums.....................................................    18,042     (20,857)      71,923              --     21,642
 Loan interest....................................................    (2,396)     (2,867)          --          (2,682)       619
 Transfers (to) from the general account of GE Life & Annuity:
   Death benefits.................................................   (10,176)    (75,310)          --         (70,809)        --
   Surrenders.....................................................   (17,256)   (180,371)          --         (20,124)    (9,747)
   Loans..........................................................   (23,474)    (27,727)          --         (10,066)   (12,108)
   Cost of insurance and administrative expenses (note 4a)........   (40,841)    (48,379)        (307)        (20,767)   (20,257)
   Transfers (to) from the Guarantee Account......................  (230,343)     51,155         (339)            140     57,054
   Transfers (to) from other subaccounts..........................        --    (544,398)          --              --     42,567
                                                                   ---------  ----------       ------       ---------  ---------
    Increase (decrease) in net assets from capital transactions
     (note 5).....................................................  (306,444)   (848,754)      71,277        (124,308)    79,770
                                                                   ---------  ----------       ------       ---------  ---------
Increase (decrease) in net assets.................................   330,384  (2,160,011)      73,281         (18,477)   210,982
Net assets at beginning of year................................... 2,838,985   4,998,996           --       1,879,708  1,668,725
                                                                   ---------  ----------       ------       ---------  ---------
Net assets at end of year......................................... 3,169,369   2,838,985       73,281       1,861,231  1,879,708
                                                                   =========  ==========       ======       =========  =========
Changes in units (note 5):
 Units purchased..................................................       588       1,540        6,101               4      4,709
 Units redeemed...................................................   (10,558)    (27,111)         (55)         (4,228)    (1,627)
                                                                   ---------  ----------       ------       ---------  ---------
 Net increase (decrease) in units from capital transactions
   with policy owners during the years or lesser periods ended
   December 31, 2003 and 2002.....................................    (9,970)    (25,571)       6,046          (4,224)     3,082
                                                                   =========  ==========       ======       =========  =========

                                                                   ----------------------

                                                                        Oppenheimer
                                                                    Capital Appreciation
                                                                          Fund/VA
                                                                   ---------------------
                                                                         Year ended
                                                                        December 31,
                                                                   ---------------------
                                                                      2003       2002
                                                                   ---------  ----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..................................   (25,988)    (21,903)
 Net realized gain (loss) on investments..........................   128,882  (2,039,197)
 Unrealized appreciation (depreciation) on investments............   636,930     938,910
 Capital gain distributions.......................................        --          --
                                                                   ---------  ----------
    Increase (decrease) in net assets from operations.............   739,824  (1,122,190)
                                                                   ---------  ----------
From capital transactions:
 Net premiums.....................................................    20,000      20,000
 Loan interest....................................................    (2,080)     (3,184)
 Transfers (to) from the general account of GE Life & Annuity:
   Death benefits.................................................   (41,014)     (8,591)
   Surrenders.....................................................   (53,613)    (55,616)
   Loans..........................................................   (14,797)    (57,357)
   Cost of insurance and administrative expenses (note 4a)........   (36,159)    (42,084)
   Transfers (to) from the Guarantee Account......................    90,326     (10,523)
   Transfers (to) from other subaccounts..........................        --      44,866
                                                                   ---------  ----------
    Increase (decrease) in net assets from capital transactions
     (note 5).....................................................   (37,337)   (112,489)
                                                                   ---------  ----------
Increase (decrease) in net assets.................................   702,487  (1,234,679)
Net assets at beginning of year................................... 2,632,531   3,867,210
                                                                   ---------  ----------
Net assets at end of year......................................... 3,335,018   2,632,531
                                                                   =========  ==========
Changes in units (note 5):
 Units purchased..................................................     4,844       2,874
 Units redeemed...................................................    (6,483)     (7,858)
                                                                   ---------  ----------
 Net increase (decrease) in units from capital transactions
   with policy owners during the years or lesser periods ended
   December 31, 2003 and 2002.....................................    (1,639)     (4,984)
                                                                   =========  ==========

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                                                      Oppenheimer Variable Account Funds (continued)
                     ------------------------------------------------------------------------------------------
                      Oppenheimer                                                                 Oppenheimer
                        Capital         Oppenheimer                               Oppenheimer     Main Street
                      Appreciation   Global Securities        Oppenheimer         Main Street      Small Cap
                       Fund/VA --        Fund/VA --           High Income         Fund/VA --       Fund/VA --
                     Service Shares    Service Shares           Fund/VA         Service Shares   Service Shares
                     -------------- -------------------  --------------------  ----------------  --------------
                      Period from        Year ended           Year ended          Year ended      Period from
                     May 1, 2003 to     December 31,         December 31,        December 31,    May 1, 2003 to
                      December 31,  -------------------  --------------------  ----------------   December 31,
                          2003         2003      2002       2003       2002      2003     2002        2003
                     -------------- ---------  --------  ---------  ---------  -------  -------  --------------
Increase
 (decrease)
 in net
 assets
From
 operations:
 Net
  investment
  income
  (expense).........    $    --         5,449     1,375    143,853    268,985    4,065    1,032          --
 Net
  realized
  gain
  (loss)
  on
  investments.......          8       (14,501)  (30,234)    74,571   (933,357)    (873) (11,111)         73

  Unrealized
  appreciation
  (depreciation)
  on
  investments.......      3,154       395,571   (83,177)   359,795    551,040  154,749  (45,071)     17,022
 Capital
  gain
  distributions.....         --            --        --         --         --       --       --          --
                        -------     ---------  --------  ---------  ---------  -------  -------     -------

     Increase
     (decrease)
     in
     net
     assets
     from
     operations.....      3,162       386,519  (112,036)   578,219   (113,332) 157,941  (55,150)     17,095
                        -------     ---------  --------  ---------  ---------  -------  -------     -------
From
 capital
 transactions:
 Net
  premiums..........     60,296       377,155   367,779         --         --  340,932  181,987     114,559
 Loan
  interest..........         --           (85)      (45)    (8,453)    (2,544)     491       --          --

  Transfers
  (to)
  from
  the
  general
  account
  of GE
  Life &
  Annuity:
  Death
    benefits........         --            --        --    (24,667)   (25,177)      --       --          --

    Surrenders......         --            --        --    (32,923)  (281,113)      --       --          --
  Loans.............         --        (1,047)       --    (29,485)   (43,016)      --       --          --
  Cost of
    insurance
    and
    administrative
    expenses
    (note
    4a).............       (205)      (22,474)  (10,008)   (31,633)   (29,885) (13,450)  (5,719)       (917)

    Transfers
    (to)
    from
    the
    Guarantee
    Account.........      5,071        13,009   132,778    264,975    (21,557)  95,588  134,573        (108)

    Transfers
    (to)
    from
    other
    subaccounts.....         --        19,103    (6,240)        --   (221,367)  (6,417) (17,781)     61,666
                        -------     ---------  --------  ---------  ---------  -------  -------     -------

     Increase
     (decrease)
     in
     net
     assets
     from
     capital
     transactions
     (note
     5).............     65,162       385,661   484,264    137,814   (624,659) 417,144  293,060     175,200
                        -------     ---------  --------  ---------  ---------  -------  -------     -------
Increase
 (decrease)
 in net
 assets.............     68,324       772,180   372,228    716,033   (737,991) 575,085  237,910     192,295
Net
 assets
 at
 beginning
 of year............         --       647,019   274,791  2,399,362  3,137,353  374,558  136,648          --
                        -------     ---------  --------  ---------  ---------  -------  -------     -------
Net
 assets
 at end
 of year............    $68,324     1,419,199   647,019  3,115,395  2,399,362  949,643  374,558     192,295
                        =======     =========  ========  =========  =========  =======  =======     =======
Changes
 in units
 (note 5):
 Units
  purchased.........      5,514        52,701    64,323      9,357         --   56,995   41,183      13,975
 Units
  redeemed..........        (17)       (3,040)   (2,094)    (4,490)   (20,587)  (2,591)  (3,057)        (81)
                        -------     ---------  --------  ---------  ---------  -------  -------     -------
 Net
  increase
  (decrease)
  in
  units
  from
  capital
  transactions
  with
  policy
  owners
  during
  the
  years
  or
  lesser
  periods
  ended
  December
  31,
  2003
  and 2002..........      5,497        49,661    62,229      4,867    (20,587)  54,404   38,126      13,894
                        =======     =========  ========  =========  =========  =======  =======     =======

                     ---------------------

                          Oppenheimer
                           Multiple
                          Strategies
                            Fund/VA
                     --------------------
                          Year ended
                         December 31,
                     --------------------
                        2003       2002
                     ---------  ---------
Increase
 (decrease)
 in net
 assets
From
 operations:
 Net
  investment
  income
  (expense).........    41,337     71,383
 Net
  realized
  gain
  (loss)
  on
  investments.......   (45,065)  (103,661)

  Unrealized
  appreciation
  (depreciation)
  on
  investments.......   582,549   (375,819)
 Capital
  gain
  distributions.....        --     45,059
                     ---------  ---------

     Increase
     (decrease)
     in
     net
     assets
     from
     operations.....   578,821   (363,038)
                     ---------  ---------
From
 capital
 transactions:
 Net
  premiums..........        --      5,000
 Loan
  interest..........      (765)     9,347

  Transfers
  (to)
  from
  the
  general
  account
  of GE
  Life &
  Annuity:
  Death
    benefits........   (90,130)   (34,085)

    Surrenders......  (131,658)  (181,005)
  Loans.............    (5,683)   (42,307)
  Cost of
    insurance
    and
    administrative
    expenses
    (note
    4a).............   (27,344)   (29,430)

    Transfers
    (to)
    from
    the
    Guarantee
    Account.........   281,187      9,624

    Transfers
    (to)
    from
    other
    subaccounts.....        --   (185,131)
                     ---------  ---------

     Increase
     (decrease)
     in
     net
     assets
     from
     capital
     transactions
     (note
     5).............    25,607   (447,987)
                     ---------  ---------
Increase
 (decrease)
 in net
 assets.............   604,428   (811,025)
Net
 assets
 at
 beginning
 of year............ 2,505,555  3,316,580
                     ---------  ---------
Net
 assets
 at end
 of year............ 3,109,983  2,505,555
                     =========  =========
Changes
 in units
 (note 5):
 Units
  purchased.........     6,118        804
 Units
  redeemed..........    (5,561)   (15,836)
                     ---------  ---------
 Net
  increase
  (decrease)
  in
  units
  from
  capital
  transactions
  with
  policy
  owners
  during
  the
  years
  or
  lesser
  periods
  ended
  December
  31,
  2003
  and 2002..........       557    (15,032)
                     =========  =========

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                                                                  PBHG Insurance Series Fund, Inc.
                                                               --------------------------------------  -----------------

                                                                                                         Foreign Bond
                                                                                           PBHG          Portfolio --
                                                                       PBHG             Large Cap       Administrative
                                                               Growth II Portfolio   Growth Portfolio    Class Shares
                                                               -------------------  -----------------  ----------------
                                                                    Year ended          Year ended        Year ended
                                                                   December 31,        December 31,      December 31,
                                                               -------------------  -----------------  ----------------
                                                                  2003      2002      2003     2002      2003     2002
                                                               ---------  --------  -------  --------  -------  -------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).............................. $  (1,617)   (2,727)  (4,102)   (3,257)   4,042    1,520
 Net realized gain (loss) on investments......................   (85,315)   26,828  (59,352) (106,649)   2,418      682
 Unrealized appreciation (depreciation) on investments........   107,988  (110,543) 143,064    15,972   (2,562)   1,853
 Capital gain distributions...................................        --        --       --        --       --      343
                                                               ---------  --------  -------  --------  -------  -------
    Increase (decrease) in net assets from operations.........    21,056   (86,442)  79,610   (93,934)   3,898    4,398
                                                               ---------  --------  -------  --------  -------  -------
From capital transactions:
 Net premiums.................................................     3,042     3,250    2,000     2,000   10,000   65,332
 Loan interest................................................     1,169    (4,675)     128         1       --       --
 Transfers (to) from the general account of GE Life &
   Annuity:
   Death benefits.............................................        --        --       --        --       --       --
   Surrenders.................................................        --        --       --    (2,073)      --       --
   Loans......................................................     2,658    (4,267)      --      (829)      --       --
   Cost of insurance and administrative expenses (note 4a)....    (1,881)   (2,273)  (7,856)   (5,185)  (3,333)  (1,100)
   Transfers (to) from the Guarantee Account..................  (167,850)  (12,392)  (2,508)    6,094   11,927    2,996
   Transfers (to) from other subaccounts......................        --   158,814       --       957  (62,082)  48,772
                                                               ---------  --------  -------  --------  -------  -------
    Increase (decrease) in net assets from capital
     transactions (note 5)....................................  (162,862)  138,457   (8,236)      965  (43,488) 116,000
                                                               ---------  --------  -------  --------  -------  -------
Increase (decrease) in net assets.............................  (141,806)   52,015   71,374   (92,969) (39,590) 120,398
Net assets at beginning of year...............................   271,436   219,421  265,496   358,465  127,827    7,429
                                                               ---------  --------  -------  --------  -------  -------
Net assets at end of year..................................... $ 129,630   271,436  336,870   265,496   88,237  127,827
                                                               =========  ========  =======  ========  =======  =======
Changes in units (note 5):
 Units purchased..............................................       953    19,124      117    12,253    1,738   10,018
 Units redeemed...............................................   (23,547)   (2,786)    (571)  (10,946)  (5,183)     (94)
                                                               ---------  --------  -------  --------  -------  -------
 Net increase (decrease) in units from capital transactions
   with policy owners during the years or lesser periods
   ended December 31, 2003 and 2002...........................   (22,594)   16,338     (454)    1,307   (3,445)   9,924
                                                               =========  ========  =======  ========  =======  =======

                                                                      PIMCO Variable Insurance Trust
                                                               -------------------------------------------------------------
                                                                                        Long-Term
                                                                   High Yield        U.S. Government       Total Return
                                                                  Portfolio --        Portfolio --         Portfolio --
                                                                 Administrative      Administrative       Administrative
                                                                  Class Shares        Class Shares         Class Shares
                                                               ------------------  ------------------  --------------------
                                                                   Year ended          Year ended           Year ended
                                                                  December 31,        December 31,         December 31,
                                                               ------------------  ------------------  --------------------
                                                                  2003      2002      2003      2002      2003       2002
                                                               ---------  -------  ---------  -------  ---------  ---------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..............................    58,392   22,935     35,085   14,993     70,268     27,213
 Net realized gain (loss) on investments......................    12,517   (7,339)     4,298    1,931     14,192      1,770
 Unrealized appreciation (depreciation) on investments........    92,623   (3,948)   (13,778)  23,190      6,770     29,738
 Capital gain distributions...................................        --       --     24,748   24,944     28,306     15,450
                                                               ---------  -------  ---------  -------  ---------  ---------
    Increase (decrease) in net assets from operations.........   163,532   11,648     50,353   65,058    119,536     74,171
                                                               ---------  -------  ---------  -------  ---------  ---------
From capital transactions:
 Net premiums.................................................   338,939  267,457    332,422  235,371  1,239,707    646,917
 Loan interest................................................      (267)     (74)       (38)      --     (3,843)       (12)
 Transfers (to) from the general account of GE Life &
   Annuity:
   Death benefits.............................................        --   (4,397)        --   (5,840)   (21,482)    (5,803)
   Surrenders.................................................        --       --    (67,578)      --    (62,192)        --
   Loans......................................................        --       --       (637)      --         --         --
   Cost of insurance and administrative expenses (note 4a)....   (18,734)  (6,476)   (26,630)  (8,483)   (58,166)   (15,395)
   Transfers (to) from the Guarantee Account..................   143,936   26,602    603,395  251,260    702,649    388,743
   Transfers (to) from other subaccounts......................   118,830   54,539     41,669   29,645     39,296    210,231
                                                               ---------  -------  ---------  -------  ---------  ---------
    Increase (decrease) in net assets from capital
     transactions (note 5)....................................   582,704  337,651    882,603  501,953  1,835,969  1,224,681
                                                               ---------  -------  ---------  -------  ---------  ---------
Increase (decrease) in net assets.............................   746,236  349,299    932,956  567,011  1,955,505  1,298,852
Net assets at beginning of year...............................   483,902  134,603    755,783  188,772  1,546,435    247,583
                                                               ---------  -------  ---------  -------  ---------  ---------
Net assets at end of year..................................... 1,230,138  483,902  1,688,739  755,783  3,501,940  1,546,435
                                                               =========  =======  =========  =======  =========  =========
Changes in units (note 5):
 Units purchased..............................................    52,917   35,903     73,161   41,689    162,907    106,424
 Units redeemed...............................................    (1,671)  (1,127)    (7,102)  (1,157)   (11,976)    (1,812)
                                                               ---------  -------  ---------  -------  ---------  ---------
 Net increase (decrease) in units from capital transactions
   with policy owners during the years or lesser periods
   ended December 31, 2003 and 2002...........................    51,246   34,776     66,059   40,532    150,931    104,612
                                                               =========  =======  =========  =======  =========  =========

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III


                                                                                       The Prudential Series Fund Inc.
                                                                                       -------------------------------
                                                                                          Jennison
                                                                                        20/20 Focus       Jennison
                                                                                        Portfolio --    Portfolio --
                                                                                          Class II        Class II
                                                                                       --------------  --------------
                                                                                        Period from     Period from
                                                                                       May 1, 2003 to  May 1, 2003 to
                                                                                        December 31,    December 31,
                                                                                            2003            2003
                                                                                       --------------  --------------
Increase (decrease) in net assets
From operations:......................................................................
   Net investment income (expense)....................................................      $--              --
   Net realized gain (loss) on investments............................................       --              --
   Unrealized appreciation (depreciation) on investments..............................       --              --
   Capital gain distributions.........................................................       --              --
                                                                                            ---              --
          Increase (decrease) in net assets from operations...........................       --              --
                                                                                            ---              --
From capital transactions:
   Net premiums.......................................................................       --              --
   Loan interest......................................................................       --              --
   Transfers (to) from the general account of GE Life & Annuity:......................
       Death benefits.................................................................       --              --
       Surrenders.....................................................................       --              --
       Loans..........................................................................       --              --
       Cost of insurance and administrative expenses (note 4a)........................       --              --
       Transfers (to) from the Guarantee Account......................................       --              --
       Transfers (to) from other subaccounts..........................................       --              --
                                                                                            ---              --
          Increase (decrease) in net assets from capital transactions (note 5)........       --              --
                                                                                            ---              --
Increase (decrease) in net assets.....................................................       --              --
Net assets at beginning of year.......................................................       --              --
                                                                                            ---              --
Net assets at end of year.............................................................      $--              --
                                                                                            ===              ==
Changes in units (note 5):
   Units purchased....................................................................       --              --
   Units redeemed.....................................................................       --              --
                                                                                            ---              --
   Net increase (decrease) in units from capital transactions with policy
     owners during the years or lesser periods ended December 31, 2003 and 2002.......       --              --
                                                                                            ===              ==

                                                                                            Rydex
                                                                                        Variable Trust
                                                                                       ------------------



                                                                                           OTC Fund
                                                                                       ------------------
                                                                                       Year ended December
                                                                                             31,
                                                                                       ------------------
                                                                                         2003      2002
                                                                                        -------   ------
Increase (decrease) in net assets
From operations:......................................................................
   Net investment income (expense)....................................................      --        --
   Net realized gain (loss) on investments............................................  30,622      (365)
   Unrealized appreciation (depreciation) on investments..............................   6,817    (5,203)
   Capital gain distributions.........................................................      --        --
                                                                                        -------   ------
          Increase (decrease) in net assets from operations...........................  37,439    (5,568)
                                                                                        -------   ------
From capital transactions:
   Net premiums.......................................................................  20,986    16,700
   Loan interest......................................................................      --        --
   Transfers (to) from the general account of GE Life & Annuity:......................
       Death benefits.................................................................      --        --
       Surrenders.....................................................................      --        --
       Loans..........................................................................      --        --
       Cost of insurance and administrative expenses (note 4a)........................  (3,794)     (312)
       Transfers (to) from the Guarantee Account......................................  (5,347)    7,888
       Transfers (to) from other subaccounts.......................................... (23,345)       --
                                                                                        -------   ------
          Increase (decrease) in net assets from capital transactions (note 5)........ (11,500)   24,276
                                                                                        -------   ------
Increase (decrease) in net assets.....................................................  25,939    18,708
Net assets at beginning of year.......................................................  20,560     1,852
                                                                                        -------   ------
Net assets at end of year.............................................................  46,499    20,560
                                                                                        =======   ======
Changes in units (note 5):
   Units purchased....................................................................  11,100     6,786
   Units redeemed.....................................................................  (7,171)      (86)
                                                                                        -------   ------
   Net increase (decrease) in units from capital transactions with policy
     owners during the years or lesser periods ended December 31, 2003 and 2002.......   3,929     6,700
                                                                                        =======   ======

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                                                          Salomon Brothers Variable Series Fund Inc
                                           ----------------------------------------------------------------------
                                                                                    Salomon           Salomon
                                               Salomon           Salomon            Brothers          Brothers
                                               Brothers          Brothers           Variable          Variable
                                           Variable All Cap Variable Investors   Strategic Bond     Total Return
                                           Fund -- Class II  Fund -- Class I    Fund -- Class I   Fund -- Class I
                                           ---------------- -----------------  -----------------  ---------------
                                             Period from        Year ended         Year ended        Year ended
                                            May 1, 2003 to     December 31,       December 31,      December 31,
                                             December 31,   -----------------  -----------------  ---------------
                                                 2003         2003     2002      2003      2002     2003    2002
                                           ---------------- -------  --------  --------  -------  -------  ------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........     $    --        1,662      (632)   15,332   21,041    1,128     143
 Net realized gain (loss) on investments..           1      (13,496)  (28,456)   40,903   72,464      (14)   (530)
 Unrealized appreciation (depreciation)
  on investments..........................       3,791      139,043  (106,668)    8,234  (58,719)   8,315  (2,523)
 Capital gain distributions...............          --           --        --     9,885       --    1,541      --
                                               -------      -------  --------  --------  -------  -------  ------
    Increase (decrease) in net assets
     from operations......................       3,792      127,209  (135,756)   74,354   34,786   10,970  (2,910)
                                               -------      -------  --------  --------  -------  -------  ------
From capital transactions:
 Net premiums.............................      50,800           --        --        --       --       --   5,000
 Loan interest............................          --         (861)      142    (3,650)      --       22       1
 Transfers (to) from the general
  account of GE Life & Annuity:
  Death benefits..........................          --           --    (1,023)       --       --       --      --
  Surrenders..............................          --      (15,284)     (664)   (1,926)      --       --  (9,258)
  Loans...................................          --       (3,188)   (5,532)   (5,855)  12,468    1,995      --
  Cost of insurance and administrative
    expenses (note 4a)....................        (103)      (9,620)   (8,550)   (7,479)  (3,525)  (1,110)   (590)
  Transfers (to) from the Guarantee
    Account...............................      11,724      153,619    (7,963) (117,515) (73,959)  80,253      --
  Transfers (to) from other subaccounts...          --           --    67,300        --  475,149       --  19,813
                                               -------      -------  --------  --------  -------  -------  ------
    Increase (decrease) in net assets
     from capital transactions (note 5)...      62,421      124,666    43,710  (136,425) 410,133   81,160  14,966
                                               -------      -------  --------  --------  -------  -------  ------
Increase (decrease) in net assets.........      66,213      251,875   (92,046)  (62,071) 444,919   92,130  12,056
Net assets at beginning of year...........          --      376,550   468,596   508,933   64,014   41,049  28,993
                                               -------      -------  --------  --------  -------  -------  ------
Net assets at end of year.................     $66,213      628,425   376,550   446,862  508,933  133,179  41,049
                                               =======      =======  ========  ========  =======  =======  ======
Changes in units (note 5):
 Units purchased..........................       5,078       11,775     2,947        --   42,967    7,507   2,350
 Units redeemed...........................          (8)      (2,219)   (1,037)   (8,951)  (6,828)    (101)   (933)
                                               -------      -------  --------  --------  -------  -------  ------
 Net increase (decrease) in units from
  capital transactions with policy
  owners during the years or lesser
  periods ended December 31, 2003 and
  2002....................................       5,070        9,556     1,910    (8,951)  36,139    7,406   1,417
                                               =======      =======  ========  ========  =======  =======  ======

                                                     Van Kampen Life Investment Trust
                                           -----------------------------------------------------


                                                   Comstock                Emerging Growth
                                                 Portfolio --               Portfolio --
                                                Class II Shares            Class II Shares
                                           ------------------------  ---------------------------
                                                        Period from                Period from
                                            Year ended    May 1 to    Year ended  May 1, 2002 to
                                           December 31, December 31, December 31,  December 31,
                                               2003         2002         2003          2002
                                           ------------ ------------ ------------ --------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........       621           --           --          --
 Net realized gain (loss) on investments..       859       (3,599)         267          --
 Unrealized appreciation (depreciation)
  on investments..........................    36,982        1,856        2,433          --
 Capital gain distributions...............        --           --           --          --
                                             -------       ------       ------          --
    Increase (decrease) in net assets
     from operations......................    38,462       (1,743)       2,700          --
                                             -------       ------       ------          --
From capital transactions:
 Net premiums.............................   133,712       16,000       28,261          --
 Loan interest............................        --           --           --          --
 Transfers (to) from the general
  account of GE Life & Annuity:
  Death benefits..........................        --           --           --          --
  Surrenders..............................        --           --           --          --
  Loans...................................        --           --           --          --
  Cost of insurance and administrative
    expenses (note 4a)....................    (2,725)        (194)        (308)         --
  Transfers (to) from the Guarantee
    Account...............................    36,869       17,903       (4,799)         --
  Transfers (to) from other subaccounts...        --           --           --          --
                                             -------       ------       ------          --
    Increase (decrease) in net assets
     from capital transactions (note 5)...   167,856       33,709       23,154          --
                                             -------       ------       ------          --
Increase (decrease) in net assets.........   206,318       31,966       25,854          --
Net assets at beginning of year...........    31,966           --           --          --
                                             -------       ------       ------          --
Net assets at end of year.................   238,284       31,966       25,854          --
                                             =======       ======       ======          ==
Changes in units (note 5):
 Units purchased..........................    18,784        3,954        3,386          --
 Units redeemed...........................      (300)         (23)        (612)         --
                                             -------       ------       ------          --
 Net increase (decrease) in units from
  capital transactions with policy
  owners during the years or lesser
  periods ended December 31, 2003 and
  2002....................................    18,484        3,932        2,774          --
                                             =======       ======       ======          ==

                See accompanying notes to financial statements.

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                         Notes to Financial Statements

                               December 31, 2003

(1) Description of Entity

   GE Life & Annuity Separate Account III (the Account) is a separate investment account established in 1987 by GE Life and Annuity Assurance Company (GE Life & Annuity) under the laws of the Commonwealth of Virginia. The Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used to fund certain benefits for flexible premium variable life insurance policies and flexible premium single life and joint and last survivor variable life insurance policies issued by GE Life & Annuity.

   GE Life & Annuity is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 to The Life Insurance Company of Virginia. General Electric Capital Corporation (GE Capital) acquired GE Life & Annuity from Aon Corporation on April 1, 1996. GE Capital subsequently contributed GE Life & Annuity to its wholly owned subsidiary, GE Financial Assurance Holdings, Inc. (GE Financial Assurance) and ultimately the majority of the outstanding common stock to General Electric Capital Assurance Company (GECA). As part of an internal reorganization of GE Financial Assurance's insurance subsidiaries, The Harvest Life Insurance Company (Harvest) merged into GE Life and Annuity on January 1, 1999. At this time The Life Insurance Company of Virginia was renamed GE Life and Annuity Assurance Company. Harvest's former parent, Federal Home Life Insurance Company (Federal), received common stock of the GE Life & Annuity in exchange for its interest in Harvest.

   GE Life & Annuity is a wholly owned indirect subsidiary of GE Financial Assurance. The stock is owned directly by GECA, which owns approximately 85% of GE Life & Annuity's outstanding common stock, Federal, which owns approximately 12% of GE Life & Annuity's outstanding common stock and GE Financial Assurance, which directly owns the remaining 3% of outstanding common stock. All outstanding non-voting preferred stock is owned by Brookfield Life Assurance Company Limited (Brookfield). Brookfield is partially owned directly by GE Financial Assurance and owned indirectly by GE Capital. GE Financial Assurance is a wholly owned subsidiary of GE Insurance, Inc. (GEI). GEI is a wholly owned subsidiary of GE Capital, which in turn is wholly owned, directly or indirectly, by General Electric Company.

   On November 18, 2003, GE announced its intention to pursue an initial public offering (IPO) of a new company named Genworth Financial, Inc. (Genworth Financial). In connection with the IPO, GE will transfer, among other things, substantially all of the life insurance businesses currently operating within GE Financial Assurance Holdings, Inc., including GE Life & Annuity, to Genworth Financial. GE expects to complete the IPO in the first half of 2004, subject to market conditions and receipt of various regulatory approvals.

   GE Life & Annuity principally offers annuity contracts, institutional stable value products and life insurance. GE Life & Annuity does business in the District of Columbia and all states except New York. GE Life & Annuity's principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003


   Effective May 1, 2003, the following portfolios were added to the Account.

AIM Variable Insurance Funds                                        Nations Separate Account Trust
 AIM V.I. Basic Value Fund -- Series II Shares                       Nations Marsico Growth Portfolio
AllianceBernstein Variable Products Series Fund, Inc.                Nations Marsico International Opportunities Portfolio
 Technology Portfolio -- Class B                                    Oppenheimer Variable Account Funds
Eaton Vance Variable Trust                                           Oppenheimer Aggressive Growth Fund/VA -- Service Shares
 VT Floating-Rate Income Fund                                        Oppenheimer Capital Appreciation Fund/VA -- Service Shares
 VT Worldwide Health Sciences Fund                                   Oppenheimer Main Street Small Cap Fund/VA -- Service Shares
Federated Insurance Series                                          Salomon Brothers Variable Series Fund Inc
 Federated Kaufmann Fund II -- Service Shares                        Salomon Brothers Variable All Cap Fund -- Class II
Fidelity Variable Insurance Products Fund III                       The Prudential Series Fund, Inc.
 VIP III Dynamic Capital Appreciation Portfolio -- Service Class 2   Jennison 20/20 Focus Portfolio -- Class II
Greenwich Street Series Fund                                         Jennison Portfolio -- Class II
 Salomon Brothers Variable Emerging Growth Fund -- Class II

   On November 14, 2003, Dreyfus Investment Portfolios-Emerging Markets Portfolio Initial Shares and Federated International Small Company Fund II were liquidated pursuant to a decision made by the respective portfolio's Board of Trustees.

   During 2003, Federated Insurance Series changed the name of its Federated Utility Fund II to Federated Capital Income Fund II; Janus Aspen Series changed the name of its Aggressive Growth Portfolio to Mid Cap Growth
Portfolio --Institutional Shares and its Aggressive Growth Portfolio -- Service Shares to Mid Cap Growth Portfolio -- Service Shares; Oppenheimer Variable Account Funds changed the name of its Oppenheimer Main Street Growth & Income Fund/VA --Service Shares to Oppenheimer Main Street Fund/VA -- Service Shares; and Salomon Brothers Variable Series Fund Inc. changed the name of its Investors Fund to Salomon Brothers Variable Investors Fund -- Class I, its Strategic Bond Fund to Salomon Brothers Variable Strategic Bond Fund -- Class I, and its Total Return Fund to Salomon Brothers Variable Total Return
Fund -- Class I.

   During 2002, AIM Variable Insurance Funds changed the name of its AIM V.I. Value Fund Series I Shares to AIM V. I. Premier Equity Fund Series I Shares. In addition, PIMCO Variable Insurance Trust changed the name of its High Yield Bond Portfolio -- Administrative Class Shares to High Yield
Portfolio -- Administrative Class Shares, its Long-Term U. S. Government Bond Portfolio -- Administrative Class Shares to Long-Term U. S. Government Portfolio -- Administrative Class Shares, and its Total Return Bond
Portfolio -- Administrative Class Shares to Total Return
Portfolio -- Administrative Class Shares.

(2) Summary of Significant Accounting Policies

  (a) Investments

   Investments are stated at fair market value, which is based on the net asset value per share of the respective underlying portfolios. Purchases and redemptions of investments are recorded on the day the request for purchase or redemption is received (Valuation Day) and income distributions are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

  (b) Unit Class

   There are two unit classes included in the Account. Type I units are sold under policy form P1097. Type II units are sold under policy forms P1254 and P1255. An indefinite number of units in each unit class is authorized. Each unit type has its own expense structure.

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003


  (c) Federal Income Taxes

   The operations of the Account are a part of, and taxed with, the operations of GE Life & Annuity. Therefore, the Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Under existing federal income tax laws, investment income and capital gains of the Account are not taxed. Accordingly, the Account paid no federal income taxes and no federal income tax payment was required. GE Life & Annuity is taxed as a life insurance company under the Code.

  (d) Use of Estimates

   Financial statements prepared in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.

  (e) Reclassification

   Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year's presentation. There is no impact on net assets from these reclassifications.

(3) Purchases and Sales of Investments

   The aggregate cost of investments acquired and the aggregate proceeds of investments sold, for the year or lesser period ended December 31, 2003 were:

                                                                                Cost of    Proceeds
                                                                                 Shares      from
Fund/Portfolio                                                                  Acquired  Shares Sold
--------------                                                                 ---------- -----------
AIM Variable Insurance Funds:
 AIM V.I. Basic Value Fund -- Series II Shares................................ $  109,630 $    5,752
 AIM V.I. Capital Appreciation Fund -- Series I Shares........................    139,550      8,450
 AIM V.I. Growth Fund -- Series I Shares......................................     50,483      2,594
 AIM V.I. Premier Equity Fund -- Series I Shares..............................    139,462     79,873
The Alger American Fund:
 Alger American Growth Portfolio -- Class O Shares............................  1,457,818  1,409,583
 Alger American Small Capitalization Portfolio -- Class O Shares..............  2,575,841  2,416,786
AllianceBernstein Variable Products Series Fund, Inc:
 Growth and Income Portfolio -- Class B.......................................  1,029,885    253,666
 Premier Growth Portfolio -- Class B..........................................    178,705     85,795
 Quasar Portfolio -- Class B..................................................     24,178     75,074
 Technology Portfolio -- Class B..............................................     16,698        201
Dreyfus:
 Dreyfus Investment Portfolios -- Emerging Markets Portfolio -- Initial Shares     27,858     67,256
 The Dreyfus Socially Responsible Growth Fund, Inc. -- Initial Shares.........      6,129        650
Eaton Vance Variable Trust:
 VT Floating-Rate Income Fund.................................................    177,573        552
 VT Worldwide Health Sciences Fund............................................    103,680      5,542
Federated Insurance Series:
 Federated American Leaders Fund II -- Primary Shares.........................    193,345    247,501
 Federated Capital Income Fund II.............................................     94,676     74,903
 Federated High Income Bond Fund II -- Primary Shares.........................  3,966,416  3,978,861
 Federated High Income Bond Fund II -- Service Shares.........................    436,555    164,246

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003

                                                                    Cost of     Proceeds
                                                                     Shares       from
Fund/Portfolio                                                      Acquired   Shares Sold
--------------                                                     ----------- -----------
 Federated International Small Company Fund II.................... $    35,048 $    60,829
 Federated Kaufmann Fund II -- Service Shares.....................     188,935         689
Fidelity Variable Insurance Products Fund (VIP):
 VIP Equity-Income Portfolio -- Initial Class.....................   2,857,531   3,362,300
 VIP Equity-Income Portfolio -- Service Class 2...................     926,436     204,712
 VIP Growth Portfolio -- Initial Class............................   2,149,362   2,772,208
 VIP Growth Portfolio -- Service Class 2..........................     283,301     107,165
 VIP Overseas Portfolio -- Initial Class..........................  32,723,267  30,678,573
Fidelity Variable Insurance Products Fund II (VIP II):
 VIP II Asset Manager/SM/ Portfolio -- Initial Class..............     624,131     877,203
 VIP II Contrafund(R) Portfolio -- Initial Class..................   2,323,518   2,155,757
 VIP II Contrafund(R) Portfolio -- Service Class 2................     874,817     178,632
Fidelity Variable Insurance Products Fund III (VIP III):
 VIP III Dynamic Capital Appreciation Portfolio -- Service Class 2          --          --
 VIP III Growth & Income Portfolio -- Initial Class...............   1,316,981   1,252,622
 VIP III Growth & Income Portfolio -- Service Class 2.............     184,618      10,808
 VIP III Growth Opportunities Portfolio -- Initial Class..........     168,579     245,830
 VIP III Mid Cap Portfolio -- Service Class 2.....................     765,006     150,838
GE Investments Funds, Inc:
 Global Income Fund...............................................     996,006     946,402
 Income Fund......................................................   8,699,155   9,599,985
 International Equity Fund........................................   2,114,740   2,228,548
 Mid-Cap Value Equity Fund........................................   3,746,646   3,231,577
 Money Market Fund................................................  48,813,745  52,857,039
 Premier Growth Equity Fund.......................................   1,023,810     559,362
 Real Estate Securities Fund......................................   1,188,397     493,986
 S&P 500(R) Index Fund............................................   4,278,889   3,163,207
 Small-Cap Value Equity Fund......................................     782,476     152,994
 Total Return Fund................................................     761,322     415,964
 U.S. Equity Fund.................................................     413,200     199,101
 Value Equity Fund................................................     370,368      64,848
Goldman Sachs Variable Insurance Trust:
 Goldman Sachs Growth and Income Fund.............................     590,843     568,143
 Goldman Sachs Mid Cap Value Fund.................................   3,252,605   3,114,283
Greenwich Street Series Fund:
 Salomon Brothers Variable Emerging Growth Fund -- Class II.......      64,952         281
Janus Aspen Series:
 Balanced Portfolio -- Institutional Shares.......................   1,225,670   1,172,150
 Balanced Portfolio -- Service Shares.............................     834,101     281,427
 Capital Appreciation Portfolio -- Institutional Shares...........   1,107,058   1,275,699
 Capital Appreciation Portfolio -- Service Shares.................      95,377      18,136
 Flexible Income Portfolio -- Institutional Shares................   7,813,970   8,924,665
 Global Life Sciences Portfolio -- Service Shares.................     831,444     982,395
 Global Technology Portfolio -- Service Shares....................     161,859     106,837
 Growth Portfolio -- Institutional Shares.........................     799,026   1,107,686
 Growth Portfolio -- Service Shares...............................          23       1,895
 International Growth Portfolio -- Institutional Shares...........   4,031,392   3,980,875

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003

                                                                     Cost of    Proceeds
                                                                      Shares      from
Fund/Portfolio                                                       Acquired  Shares Sold
--------------                                                      ---------- -----------
 International Growth Portfolio -- Service Shares.................. $  208,499 $   42,970
 Mid Cap Growth Portfolio -- Service Shares........................    169,455    149,211
 Mid Cap Growth Portfolio -- Institutional Shares..................  2,624,892  2,701,855
 Worldwide Growth Portfolio -- Institutional Shares................  6,151,998  7,607,444
 Worldwide Growth Portfolio -- Service Shares......................     61,441     12,221
MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series -- Service Class Shares......    173,606     28,736
 MFS(R) Investors Trust Series -- Service Class Shares.............    229,278    174,083
 MFS(R) New Discovery Series -- Service Class Shares...............    358,082    202,978
 MFS(R) Utilities Series -- Service Class Shares...................    285,026    151,576
Nations Separate Account Trust:
 Nations Marsico Growth Portfolio..................................     85,486      6,443
 Nations Marsico International Opportunities Portfolio.............     36,517        199
Oppenheimer Variable Account Funds:
 Oppenheimer Aggressive Growth Fund/VA.............................    441,229    786,618
 Oppenheimer Aggressive Growth Fund/VA -- Service Shares...........     83,498     12,221
 Oppenheimer Bond Fund/VA..........................................  1,522,517  1,568,193
 Oppenheimer Capital Appreciation Fund/VA..........................  1,575,717  1,639,302
 Oppenheimer Capital Appreciation Fund/VA -- Service Shares........     65,429        267
 Oppenheimer Global Securities Fund/VA -- Service Shares...........    538,481    147,379
 Oppenheimer High Income Fund/VA...................................  4,856,484  4,575,070
 Oppenheimer Main Street Fund/VA -- Service Shares.................    605,351    184,146
 Oppenheimer Main Street Small Cap Fund/VA -- Service Shares.......    176,348      1,147
 Oppenheimer Multiple Strategies Fund/VA...........................    416,573    349,877
PBHG Insurance Series Fund, Inc:
 PBHG Growth II Portfolio..........................................    102,226    267,047
 PBHG Large Cap Growth Portfolio...................................  1,618,046  1,630,409
PIMCO Variable Insurance Trust:
 Foreign Bond Portfolio -- Administrative Class Shares.............    193,111    232,892
 High Yield Portfolio -- Administrative Class Shares...............  1,027,334    388,637
 Long-Term U.S. Government Portfolio -- Administrative Class Shares  1,168,837    227,219
 Total Return Portfolio -- Administrative Class Shares.............  3,089,884  1,158,219
The Prudential Series Fund, Inc:
 Jennison Portfolio -- Class II....................................         --         --
 Jennison 20/20 Focus Portfolio -- Class II........................         --         --
Rydex Variable Trust:
 OTC Fund..........................................................  1,171,899  1,183,397
Salomon Brothers Variable Series Fund Inc:
 Salomon Brothers Variable All Cap Fund -- Class II................     62,525        104
 Salomon Brothers Variable Investors Fund -- Class I...............    215,534     89,240
 Salomon Brothers Variable Strategic Bond Fund -- Class I..........  2,302,947  2,414,215
 Salomon Brothers Variable Total Return Fund -- Class I............     87,057      3,225
Van Kampen Life Investment Trust:
 Comstock Portfolio -- Class II Shares.............................    176,300      7,825
 Emerging Growth Portfolio -- Class II Shares......................     28,544      5,390

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003


(4) Related Party Transactions

  (a) GE Life & Annuity

   Policy owners may make transfers between the Account's subaccounts and the Guarantee Account (where the Guarantee Account is available pursuant to the terms of the policy and if available in the state where the policy is issued). The Guarantee Account is part of the general account of GE Life & Annuity. If the Guarantee Account is available, policy owners may elect to allocate premiums to the Guarantee Account of GE Life & Annuity and, over a period up to one year, periodically and/or systematically transfer amounts to the subaccounts of their choice. Amounts transferred to the Guarantee Account earn interest at the interest rate available at the time of such transfer and remain in effect for the guarantee period.

   Type I Units (Policy Form P1097)

   Net premiums transferred from GE Life & Annuity to the Account represent gross premiums recorded by GE Life & Annuity on its flexible premium variable life insurance policies, less deductions. For ten years after each premium payment, GE Life & Annuity deducts a monthly premium tax charge equal to an annual rate of .20% of the portion of the cash value in the Account attributable to each premium payment and a monthly distribution expense charge equal to an annual rate of .30% of that portion of the cash value in the Account attributable to each premium payment.

   A Mortality and Expense Risk Charge is deducted daily from the assets allocated to the subaccounts available to the policies equal to an effective annual rate of .90% of the average daily net assets. This charge is for the mortality and expense risks that GE Life & Annuity assumes. In addition, an Administrative Expense is deducted daily from the assets allocated to the subaccounts available to the policies equal to an effective annual rate of .40% of the average daily net assets.

   A cost of insurance charge is deducted monthly. The cost of insurance charge depends on a number of factors such as the age, gender, policy duration and risk class of the insured. Currently, the minimum cost of insurance charge is $0.03 per $1,000 of specified amount; the maximum cost of insurance charge is $29.67 per $1,000 of specified amount.

   There will be a surrender charge if the policy is surrendered within ten years of a premium payment. The total surrender charge will equal the sum of the surrender charge attributable to the premium payments made under the policy before the surrender. The maximum surrender charge is 6% of premium payments for the first four years of the premium payment and then declines by 1% each year thereafter until reaching 0% after year ten.

   A partial surrender processing fee of the lesser of $25 or 2% of the amount surrendered is assessed on all partial surrenders.

   A transfer charge of $10 is assessed for each transfer among subaccounts after the first transfer made in any calendar month.

   There is a net loan charge assessed for loans taken under the policy. Currently there is a net annualized charge of 2.0% on all non-preferred loans. There is no charge on preferred loans.

   Type II Units (Policy Form P1254 and P1255)

   Net premiums transferred to/from GE Life & Annuity to the Account represent gross premiums recorded by GE Life & Annuity on its flexible premium single life and joint and last survivor variable insurance policies less deductions. For 10 years after each premium payment, GE Life & Annuity deducts a monthly premium tax recovery charge equal to an annualized rate of .20% of the portion of the assets in the Account attributable to each premium payment and a monthly distribution expense charge equal to an annualized rate of .30% of that portion of the assets in the Account attributable to each premium payment.

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003


   A Mortality and Expense Risk Charge is deducted monthly from the assets in the subaccounts attributable to the policies equal to an annualized rate of ..70% of the average daily net assets during the first ten policy years and an annualized rate of .35% thereafter. This charge is for the mortality and expense risks that GE Life & Annuity assumes. In addition, an Administrative Expense is deducted monthly from the policy value. Currently, the minimum Administration Expense charge is a minimum of $8.00 per month. The maximum amount charged is guaranteed to not exceed an annualized rate of .40% of the amount of policy value at the time the charge is assessed.

   A cost of insurance charge is deducted monthly. For a single life policy, the current effective annual rate of this charge is .05% of the Account Value. For a joint and last survivor policy, the current effective annual rate of the charge is .03% of the Account Value.

   There will be a surrender charge if the policy is surrendered within seven years of a premium payment. The total surrender charge will equal the sum of the surrender charge attributable to the premium payment made under the policy before the surrender. The maximum surrender charge is 6% and decreases to 0% in year seven.

   A partial surrender processing fee of the lesser of $25 or 2% of the amount surrendered is assessed on all partial surrenders. Partial surrenders are not permitted if the partial surrender would reduce the account value below $25,000.

   Currently a charge is not assessed for transfers among subaccounts. GE Life & Annuity has reserved the right to assess a $10 transfer charge for each transfer.

   There is a net loan charge assessed for all loans taken under the policy. Currently, there is a charge of a net annualized rate of 2.0% on all non-preferred loans and preferred loans taken in the first policy year. There is no charge for preferred loans taken after the first policy year.

   GE Life & Annuity also assess a one-time charge of $250, if a policy owner elects the Accelerated Benefit Rider.

  (b) Receivables From Affiliate

   Receivable from affiliate represents receivables from GE Life & Annuity attributable to decreases in share values between the dates charges and deductions are assessed and the dates corresponding shares are redeemed.

  (c) Accrued Expenses Payable to Affiliate

   Accrued expenses payable to affiliate are mostly attributable to charges and deductions made under the contracts for services and benefits accrued and payable to GE Life & Annuity.

  (d) Capital Brokerage Corporation

   Capital Brokerage Corporation (CBC), an affiliate of GE life & Annuity, is a Washington corporation registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. CBC serves as the distributor and principal underwriter for variable life insurance policies issued by GE Life & Annuity. GE Life & Annuity pays commissions and other marketing related expenses to CBC. Certain officers and directors of GE Life & Annuity are also officers and directors of CBC.

  (e) GE Investments Funds, Inc.

   GE Investments Funds, Inc. (the Fund) is an open-end diversified management investment company. GE Asset Management Incorporated (Investment Advisor), a wholly-owned subsidiary of GE, currently serves as investment advisor to GE Investments Funds, Inc. As compensation for its services, the Investment Advisor is paid an investment advisory fee by

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003

the Fund based on the average daily net assets at an effective annual rate of ..60% for the Global Income Fund,.50% Income Fund, 1.00% maximum for the International Equity Fund, .65% Mid-Cap Value Equity Fund, .50% maximum for the Money Market Fund, .65% Premier Growth Equity Fund, .85% maximum for the Real Estate Securities Fund, .35% for the S&P 500(R) Index Fund, .80% for the Small-Cap Value Equity Fund, .50% maximum Total Return Fund, .55% for the U.S. Equity Fund, and .65% for the Value Equity Fund. The management fee declines incrementally as the portfolios assets increase for the following funds:
International Equity Fund, Money Market Fund, Real Estate Securities Fund, and the Total Return Fund.

(5) Capital Transactions

   All dividends and capital gain distributions of the portfolios are automatically reinvested in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, portfolio dividends or portfolio distributions are not paid to policy owners as additional units, but instead are reflected in unit values.

   The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years or lesser periods ended December 31, 2003 and 2002 are reflected in the Statements of Changes in Net Assets.

(6) Financial Highlights

   A summary by type and by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios, and total return ratios, for the years or lesser periods ended December 31, 2003, 2002 and 2001, follows. Financial highlights are only disclosed for subaccounts and unit types that had outstanding units as of December 31.

   Expenses as a percentage of average net assets represent the annualized policy expenses of the Account, consisting of mortality and expense risk charges, and administrative expenses for each period indicated. The expense ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolios are excluded. The expenses as a percentage of net assets for Type II units is zero due to the fact that the expense is deducted monthly by a redemption of units.

   The investment income ratio represents the ordinary dividends received by the Account from the underlying portfolio, divided by average net assets.

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003


   The total return below represents the total return for the periods indicated and includes deductions only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in the Prospectus or in marketing materials for a product supported by the Account include the maximum contract charges that may be assessed to any policy through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total returns shown on the following pages.

                                                                   Net Assets     Expenses as a Investment
-                                                              ------------------ % of Average    Income    Total
Type I:                                                 Units  Unit Value  000s    Net Assets     Ratio     Return
-------                                                ------- ---------- ------- ------------- ---------- ------
The Alger American Fund:
 Alger American Growth Portfolio -- Class O Shares
   2003............................................... 129,265   $16.67   $ 2,155     1.30%        0.00%    33.41%
   2002............................................... 123,144    12.49     1,538     1.30%        0.04%   (33.86)%
   2001............................................... 177,225    18.89     3,348     1.30%        0.26%   (12.97)%
 Alger American Small Capitalization Portfolio --
   Class O Shares
   2003............................................... 164,909     8.75     1,443     1.30%        0.00%    40.50%
   2002............................................... 149,660     6.23       932     1.30%        0.00%   (27.18)%
   2001............................................... 193,757     8.56     1,659     1.30%        0.05%   (30.43)%
AllianceBernstein Variable Products Series Fund, Inc.:
 Growth and Income Portfolio -- Class B
   2003...............................................   8,975    12.31       111     1.30%        0.84%    23.10%
Federated Insurance Series:
 Federated American Leaders Fund II -- Primary
   Shares
   2003...............................................  43,528    16.74       729     1.30%        1.54%    26.04%
   2002...............................................  46,687    13.28       620     1.30%        1.25%   (21.25)%
   2001...............................................  63,683    16.86     1,074     1.30%        1.19%    (5.46)%
 Federated Capital Income Fund II
   2003...............................................  23,728    12.98       308     1.30%        6.24%    19.11%
   2002...............................................  23,173    10.90       253     1.30%        5.32%   (24.94)%
   2001...............................................  23,007    14.52       334     1.30%        3.44%   (14.85)%
 Federated High Income Bond Fund II -- Primary
   Shares
   2003...............................................  48,040    16.71       803     1.30%        5.64%    20.63%
   2002...............................................  49,334    13.85       683     1.30%        9.50%     0.07%
   2001...............................................  43,255    13.84       599     1.30%       10.72%     0.06%
Fidelity Variable Insurance Products Fund (VIP):
 VIP Equity-Income Portfolio -- Initial Class
   2003............................................... 256,975    40.10    10,304     1.30%        1.81%    28.64%
   2002............................................... 274,815    31.17     8,566     1.30%        1.87%   (18.02)%
   2001............................................... 323,795    38.02    12,311     1.30%        1.73%    (6.20)%
 VIP Growth Portfolio -- Initial Class
   2003............................................... 161,999    40.45     6,553     1.30%        0.27%    31.13%
   2002............................................... 178,203    30.85     5,498     1.30%        0.26%   (31.01)%
   2001............................................... 212,582    44.72     9,507     1.30%        0.08%   (18.72)%
 VIP Overseas Portfolio -- Initial Class
   2003............................................... 232,040    20.31     4,713     1.30%        0.51%    41.51%
   2002............................................... 265,593    14.35     3,811     1.30%        0.75%   (21.31)%
   2001............................................... 126,121    18.24     2,300     1.30%        5.64%   (22.20)%

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003

                                                                     Net Assets     Expenses as a Investment
-                                                                ------------------ % of Average    Income    Total
Type I:                                                   Units  Unit Value  000s    Net Assets     Ratio     Return
-------                                                  ------- ---------- ------- ------------- ---------- ------
Fidelity Variable Insurance Products Fund II (VIP II):
 VIP II Asset ManagerSM Portfolio -- Initial Class
   2003................................................. 174,391   $28.41   $ 4,955     1.30%        3.60%    16.45%
   2002................................................. 188,247    24.40     4,593     1.30%        4.20%    (9.91)%
   2001................................................. 219,198    27.08     5,936     1.30%        4.33%    (5.34)%
 VIP II Contrafund(R) Portfolio -- Initial Class
   2003................................................. 260,928    29.05     7,580     1.30%        0.45%    26.80%
   2002................................................. 252,256    22.91     5,779     1.30%        0.87%   (10.53)%
   2001................................................. 303,135    25.60     7,760     1.30%        0.84%   (13.39)%
Fidelity Variable Insurance Products Fund III (VIP III):
 VIP III Growth & Income Portfolio -- Initial Class
   2003.................................................  40,229    14.69       591     1.30%        1.16%    22.17%
   2002.................................................  35,060    12.02       421     1.30%        1.30%   (17.70)%
   2001.................................................  35,267    14.61       515     1.30%        1.62%    (9.94)%
 VIP III Growth Opportunities Portfolio -- Initial Class
   2003.................................................  18,024    10.63       192     1.30%        0.84%    28.19%
   2002.................................................  25,246     8.29       209     1.30%        1.09%   (22.86)%
   2001.................................................  29,917    10.75       322     1.30%        0.45%   (15.54)%
 VIP III Mid Cap Portfolio -- Service Class 2
   2003.................................................   8,391    13.95       117     1.30%        0.20%    39.45%
GE Investments Funds, Inc.:
 Global Income Fund
   2003.................................................  17,333    12.64       219     1.30%        3.25%    10.24%
   2002.................................................  13,107    11.47       150     1.30%        0.64%    15.12%
   2001.................................................   3,313     9.96        33     1.30%        0.00%    (2.96)%
 Income Fund
   2003................................................. 131,112    13.34     1,749     1.30%        4.63%     2.26%
   2002................................................. 146,090    13.05     1,906     1.30%        4.15%     8.46%
   2001................................................. 103,897    12.03     1,250     1.30%        4.74%     6.03%
 International Equity Fund
   2003.................................................  29,649    12.82       380     1.30%        0.95%    36.12%
   2002.................................................  41,672     9.42       393     1.30%        1.71%   (24.82)%
   2001.................................................  41,454    12.53       519     1.30%        1.50%   (21.89)%
 Mid-Cap Value Equity Fund
   2003.................................................  95,002    18.93     1,799     1.30%        1.54%    31.22%
   2002.................................................  84,565    14.43     1,220     1.30%        1.04%   (14.88)%
   2001.................................................  71,065    16.95     1,205     1.30%        0.84%    (0.98)%
 Money Market Fund
   2003................................................. 600,463    17.39    10,441     1.30%        0.80%    (0.53)%
   2002................................................. 835,428    17.48    14,603     1.30%        1.54%     0.16%
   2001................................................. 810,426    17.45    14,142     1.30%        3.78%     2.62%
 Premier Growth Equity Fund
   2003.................................................  77,301     9.78       756     1.30%        0.21%    27.25%
   2002.................................................  64,298     7.69       494     1.30%        0.05%   (22.04)%
   2001.................................................  73,412     9.86       724     1.30%        0.11%   (10.32)%
 Real Estate Securities Fund
   2003.................................................  62,954    28.06     1,766     1.30%        4.35%    35.60%
   2002.................................................  46,757    20.69       967     1.30%        4.24%    (2.63)%
   2001.................................................  41,820    21.25       889     1.30%        3.41%    10.38%

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003

                                                                   Net Assets     Expenses as a Investment
-                                                               ----------------- % of Average    Income    Total
Type I:                                                  Units  Unit Value  000s   Net Assets     Ratio     Return
-------                                                 ------- ---------- ------ ------------- ---------- ------
 S&P 500(R) Index Fund
   2003................................................ 118,264   $38.71   $4,578     1.30%        1.51%    26.61%
   2002................................................ 120,870    30.57    3,695     1.30%        1.39%   (23.38)%
   2001................................................ 138,814    39.90    5,539     1.30%        0.98%   (13.41)%
 Small-Cap Value Equity Fund
   2003................................................  28,721    12.84      369     1.30%        0.10%    28.42%
 Total Return Fund
   2003................................................  54,211    35.36    1,917     1.30%        1.39%    18.76%
   2002................................................  54,067    29.77    1,610     1.30%        2.36%   (10.49)%
   2001................................................  51,334    33.26    1,707     1.30%        2.56%    (4.16)%
 U.S. Equity Fund
   2003................................................  39,733    10.82      430     1.30%        1.06%    21.68%
   2002................................................  35,121     8.89      312     1.30%        1.24%   (20.31)%
   2001................................................  19,782    11.16      221     1.30%        1.02%    (9.67)%
Goldman Sachs Variable Insurance Trust:
 Goldman Sachs Growth and Income Fund
   2003................................................  10,992     8.33       92     1.30%        1.39%    22.75%
   2002................................................   7,637     6.79       52     1.30%        1.48%   (12.49)%
   2001................................................   6,794     7.75       53     1.30%        0.54%   (10.52)%
 Goldman Sachs Mid Cap Value Fund
   2003................................................ 203,015    14.28    2,898     1.30%        0.99%    26.73%
   2002................................................ 201,801    11.26    2,272     1.30%        0.94%    (5.93)%
   2001................................................ 205,679    11.97    2,462     1.30%        1.36%    10.59%
Janus Aspen Series:
 Balanced Portfolio -- Institutional Shares
   2003................................................ 189,807    22.97    4,360     1.30%        2.26%    12.57%
   2002................................................ 189,007    20.41    3,858     1.30%        2.27%    (7.66)%
   2001................................................ 272,413    22.10    6,020     1.30%        1.30%    (5.91)%
 Capital Appreciation Portfolio -- Institutional Shares
   2003................................................  50,233    19.92    1,001     1.30%        0.45%    18.97%
   2002................................................  58,293    16.74      976     1.30%        0.52%   (16.77)%
   2001................................................  84,216    20.11    1,694     1.30%        0.39%   (22.70)%
 Flexible Income Portfolio -- Institutional Shares
   2003................................................  19,214    17.21      331     1.30%        3.22%     5.01%
   2002................................................  19,609    16.38      321     1.30%        4.46%     9.04%
   2001................................................  24,373    15.03      366     1.30%        3.29%     6.33%
 Global Life Sciences Portfolio -- Service Shares
   2003................................................  22,853     8.14      186     1.30%        0.00%    24.56%
   2002................................................  41,499     6.53      271     1.30%        0.00%   (30.46)%
   2001................................................  33,891     9.40      319     1.30%        0.00%   (17.84)%
 Global Technology Portfolio -- Service Shares
   2003................................................  20,384     3.55       72     1.30%        0.00%    44.58%
   2002................................................   4,019     2.46       10     1.30%        0.00%   (41.70)%
   2001................................................  10,228     4.21       43     1.30%        0.00%   (38.14)%

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003

                                                                   Net Assets     Expenses as a Investment
-                                                               ----------------- % of Average    Income    Total
Type I:                                                  Units  Unit Value  000s   Net Assets     Ratio     Return
-------                                                 ------- ---------- ------ ------------- ---------- ------
 Growth Portfolio -- Institutional Shares
   2003................................................ 193,045   $19.92   $3,846     1.30%        0.09%    30.03%
   2002................................................ 208,895    15.32    3,200     1.30%        0.00%   (27.46)%
   2001................................................ 247,523    21.12    5,228     1.30%        0.02%   (25.72)%
 International Growth Portfolio -- Institutional Shares
   2003................................................  98,597    17.48    1,723     1.30%        1.17%    33.17%
   2002................................................  96,464    13.13    1,267     1.30%        0.83%   (26.55)%
   2001................................................ 119,975    17.87    2,144     1.30%        0.36%   (24.24)%
 Mid Cap Growth Portfolio -- Institutional Shares
   2003................................................  86,612    19.06    1,651     1.30%        0.00%    33.35%
   2002................................................  87,006    14.29    1,243     1.30%        0.00%   (28.87)%
   2001................................................ 119,899    20.10    2,410     1.30%        0.00%   (40.24)%
 Worldwide Growth Portfolio -- Institutional Shares
   2003................................................ 241,380    22.12    5,339     1.30%        1.06%    22.38%
   2002................................................ 311,606    18.07    5,631     1.30%        0.86%   (26.47)%
   2001................................................ 380,878    24.58    9,362     1.30%        0.23%   (23.45)%
MFS(R) Variable Insurance Trust:
 MFS(R) New Discovery Series -- Service Class Shares
   2003................................................   7,618    12.75       97     1.30%        0.00%    27.48%
Oppenheimer Variable Account Funds:
 Oppenheimer Aggressive Growth Fund/VA
   2003................................................  90,347    35.08    3,170     1.30%        0.00%    23.96%
   2002................................................ 100,317    28.30    2,839     1.30%        0.72%   (28.73)%
   2001................................................ 125,888    39.71    4,999     1.30%        1.01%   (32.17)%
 Oppenheimer Bond Fund/VA
   2003................................................  65,421    28.45    1,861     1.30%        5.38%     5.40%
   2002................................................  69,645    26.99    1,880     1.30%        7.20%     7.67%
   2001................................................  66,563    25.07    1,669     1.30%        8.25%     6.38%
 Oppenheimer Capital Appreciation Fund/VA
   2003................................................  80,653    41.35    3,335     1.30%        0.39%    29.25%
   2002................................................  82,292    31.99    2,633     1.30%        0.61%   (27.81)%
   2001................................................  87,276    44.31    3,867     1.30%        0.65%   (13.72)%
 Oppenheimer High Income Fund/VA
   2003................................................  84,132    37.03    3,116     1.30%        6.28%    22.35%
   2002................................................  79,265    30.27    2,399     1.30%       11.03%    (3.66)%
   2001................................................  99,852    31.42    3,137     1.30%       10.64%     0.64%
 Oppenheimer Multiple Strategies Fund/VA
   2003................................................  88,781    35.03    3,110     1.30%        2.86%    23.34%
   2002................................................  88,224    28.40    2,506     1.30%        3.80%   (11.56)%
   2001................................................ 103,256    32.12    3,317     1.30%        3.69%     0.88%
PBHG Insurance Series Fund, Inc.:
 PBHG Growth II Portfolio
   2003................................................  14,136     9.17      130     1.30%        0.00%    24.08%
   2002................................................  36,730     7.39      271     1.30%        0.00%   (31.33)%
   2001................................................  20,392    10.76      219     1.30%        0.00%   (41.25)%

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003

                                                                  Net Assets     Expenses as a Investment
-                                                              ----------------- % of Average    Income    Total
Type I:                                                 Units  Unit Value  000s   Net Assets     Ratio     Return
-------                                                ------- ---------- ------ ------------- ---------- ------
 PBHG Large Cap Growth Portfolio
   2003...............................................  21,989   $15.32   $  337     1.30%        0.00%    29.49%
   2002...............................................  22,443    11.83      265     1.30%        0.00%   (30.24)%
   2001...............................................  21,136    16.96      358     1.30%        0.00%   (29.22)%
PIMCO Variable Insurance Trust:
 Total Return Portfolio -- Administrative Class Shares
   2003...............................................  20,461    10.11      207     1.30%        2.86%     1.08%
Salomon Brothers Variable Series Fund Inc:
 Salomon Brothers Variable Investors Fund -- Class I
   2003...............................................  44,007    14.28      629     1.30%        1.69%    30.62%
   2002...............................................  34,451    10.93      377     1.30%        1.15%   (24.05)%
   2001...............................................  32,541    14.40      469     1.30%        0.84%    (5.40)%
 Salomon Brothers Variable Strategic Bond Fund --
   Class I
   2003...............................................  32,833    13.61      447     1.30%        3.73%    11.76%
   2002...............................................  41,784    12.18      509     1.30%        4.54%     7.43%
   2001...............................................   5,645    11.34       64     1.30%        6.66%     5.52%
 Salomon Brothers Variable Total Return Fund --
   Class I
   2003...............................................  11,442    11.64      133     1.30%        3.04%    14.41%
   2002...............................................   4,036    10.17       41     1.30%        1.68%    (8.08)%
   2001...............................................   2,619    11.07       29     1.30%        3.56%    (2.09)%

Type II:
--------
AIM Variable Insurance Funds:
 AIM V.I. Basic Value Fund -- Series II Shares
   2003...............................................   8,612    13.03      112     0.00%        0.00%    30.34%
 AIM V.I. Capital Appreciation Fund -- Series I Shares
   2003...............................................  33,777     6.54      221     0.00%        0.00%    29.52%
   2002...............................................  10,253     5.05       52     0.00%        0.00%   (24.36)%
   2001...............................................   2,807     6.68       19     0.00%        0.00%   (24.12)%
 AIM V.I. Growth Fund -- Series I Shares
   2003...............................................  27,212     5.29      144     0.00%        0.00%    31.24%
   2002...............................................  16,273     4.03       66     0.00%        0.00%   (30.97)%
   2001...............................................   1,615     5.84        9     0.00%        0.29%   (34.61)%
 AIM V.I. Premier Equity Fund -- Series I Shares
   2003...............................................  69,677     7.33      511     0.00%        0.32%    25.08%
   2002...............................................  59,640     5.86      349     0.00%        0.43%   (30.26)%
   2001...............................................  27,610     8.40      232     0.00%        0.28%   (13.52)%
AllianceBernstein Variable Products Series Fund, Inc.:
 Growth and Income Portfolio -- Class B
   2003............................................... 238,518    10.69    2,551     0.00%        0.84%    32.18%
   2002............................................... 164,253     8.09    1,329     0.00%        0.52%   (22.26)%
   2001...............................................  47,021    10.41      489     0.00%        0.08%    (0.94)%
 Premier Growth Portfolio -- Class B
   2003...............................................  43,917     6.49      285     0.00%        0.00%    23.37%
   2002...............................................  27,422     5.26      144     0.00%        0.00%   (30.84)%
   2001...............................................   5,207     7.60       40     0.00%        0.00%   (18.30)%

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003

                                                                  Net Assets     Expenses as a Investment
-                                                              ----------------- % of Average    Income    Total
Type II:                                                Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                               ------- ---------- ------ ------------- ---------- ------
 Quasar Portfolio -- Class B
   2003...............................................  10,919   $ 8.24   $   90     0.00%        0.00%    48.67%
   2002...............................................  17,405     5.54       96     0.00%        0.00%   (32.06)%
   2001...............................................   7,501     8.16       61     0.00%        0.00%   (13.81)%
 Technology Portfolio -- Class B
   2003...............................................   1,357    13.31       18     0.00%        0.00%    33.12%
Dreyfus:
 Dreyfus Investment Portfolios-Emerging Markets
   Portfolio -- Initial Shares
   2002...............................................   2,370     9.74       23     0.00%        1.50%    (0.48)%
   2001...............................................     412     9.78        4     0.00%        0.60%     2.19%
 The Dreyfus Socially Responsible Growth Fund,
   Inc. -- Initial Shares
   2003...............................................   5,713     6.41       37     0.00%        0.12%    26.00%
   2002...............................................   4,597     5.08       23     0.00%        0.37%   (28.94)%
   2001...............................................   1,726     7.15       12     0.00%        0.07%   (23.42)%
Eaton Vance Variable Trust:
 VT Floating-Rate Income Fund
   2003...............................................  17,325    10.24      177     0.00%        0.92%     2.38%
 VT Worldwide Health Sciences Fund
   2003...............................................   8,496    12.02      102     0.00%        0.00%    20.23%
Federated Insurance Series:
 Federated High Income Bond Fund II -- Service Shares
   2003...............................................  43,130    12.02      518     0.00%        6.11%    21.79%
   2002...............................................  20,604     9.87      203     0.00%        8.72%     1.23%
   2001...............................................  11,377     9.73      111     0.00%        0.00%    (2.65)%
 Federated International Small Company Fund II
   2002...............................................   2,749     5.43       15     0.00%        0.00%   (17.48)%
   2001...............................................   1,519     6.58       10     0.00%        0.00%   (30.78)%
 Federated Kaufmann Fund II -- Service Shares
   2003...............................................  14,681    13.44      197     0.00%        0.00%    34.43%
Fidelity Variable Insurance Products Fund (VIP):
 VIP Equity-Income Portfolio -- Service Class 2
   2003............................................... 169,061    10.72    1,813     0.00%        1.28%    30.03%
   2002...............................................  90,067     8.25      743     0.00%        1.02%   (17.15)%
   2001...............................................  29,152     9.96      290     0.00%        0.00%    (6.26)%
 VIP Growth Portfolio -- Service Class 2
   2003...............................................  57,546     6.96      400     0.00%        0.09%    32.54%
   2002...............................................  28,278     5.25      148     0.00%        0.11%   (30.30)%
   2001...............................................  13,129     7.53       99     0.00%        0.00%   (18.76)%
Fidelity Variable Insurance Products Fund II (VIP II):
 VIP II Contrafund(R) Portfolio -- Service Class 2
   2003............................................... 134,756     9.98    1,345     0.00%        0.21%    28.20%
   2002...............................................  53,898     7.78      419     0.00%        0.27%    (9.60)%
   2001...............................................   7,959     8.61       69     0.00%        0.00%   (13.43)%

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003

                                                                    Net Assets     Expenses as a Investment
-                                                                ----------------- % of Average    Income    Total
Type II:                                                  Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                                 ------- ---------- ------ ------------- ---------- ------
Fidelity Variable Insurance Products Fund III (VIP III):
 VIP III Growth & Income Portfolio -- Service Class 2
   2003.................................................  33,617   $ 9.01   $  303     0.00%        0.77%    23.44%
   2002.................................................  12,761     7.30       93     0.00%        1.11%   (16.84)%
   2001.................................................   8,285     8.78       73     0.00%        0.00%   (10.00)%
 VIP III Mid Cap Portfolio -- Service Class 2
   2003.................................................  90,145    12.64    1,140     0.00%        0.20%    38.25%
   2002.................................................  40,527     9.15      371     0.00%        0.43%   (10.02)%
   2001.................................................   9,368    10.17       95     0.00%        0.00%    (4.57)%
GE Investments Funds, Inc.:
 Income Fund
   2003.................................................  30,525    11.14      340     0.00%        4.63%     3.60%
   2002.................................................   3,685    10.75       40     0.00%        4.15%     9.89%
 Mid-Cap Value Equity Fund
   2003.................................................  85,984    12.43    1,069     0.00%        1.54%    32.94%
   2002.................................................  56,198     9.35      525     0.00%        1.04%   (13.76)%
   2001.................................................  16,047    10.84      174     0.00%        0.84%    (0.77)%
 Money Market Fund
   2003................................................. 162,198    10.75    1,744     0.00%        0.80%     0.78%
   2002................................................. 156,489    10.67    1,670     0.00%        1.54%     1.47%
   2001.................................................  62,265    10.51      654     0.00%        3.78%     2.83%
 Premier Growth Equity Fund
   2003.................................................  75,879     8.89      675     0.00%        0.21%    28.91%
   2002.................................................  28,636     6.90      198     0.00%        0.05%   (21.02)%
   2001.................................................   2,652     8.74       23     0.00%        0.11%   (10.13)%
 Real Estate Securities Fund
   2003.................................................  13,675    12.61      172     0.00%        4.35%    26.14%
 S&P 500(R) Index Fund
   2003................................................. 372,096     8.38    3,116     0.00%        1.51%    28.27%
   2002................................................. 214,227     6.53    1,399     0.00%        1.39%   (22.37)%
   2001.................................................  51,742     8.41      435     0.00%        0.98%   (13.23)%
 Small-Cap Value Equity Fund
   2003.................................................  65,348    13.56      886     0.00%        0.10%    24.11%
   2002.................................................  40,812    10.93      446     0.00%        0.40%   (13.86)%
   2001.................................................   7,759    12.68       98     0.00%        0.81%     8.77%
 Total Return Fund
   2003.................................................  30,240    11.55      349     0.00%        1.39%    15.49%
 U.S. Equity Fund
   2003.................................................  50,413     9.15      461     0.00%        1.06%    23.28%
   2002.................................................  28,924     7.42      215     0.00%        1.24%   (19.26)%
   2001.................................................  13,161     9.19      121     0.00%        1.02%    (9.47)%
 Value Equity Fund
   2003.................................................  53,308     9.49      506     0.00%        2.14%    24.05%
   2002.................................................  17,577     7.65      134     0.00%        1.39%   (17.57)%
   2001.................................................   5,347     9.28       50     0.00%        1.29%    (9.75)%

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003

                                                                  Net Assets     Expenses as a Investment
-                                                              ----------------- % of Average    Income    Total
Type II:                                                Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                               ------- ---------- ------ ------------- ---------- ------
Greenwich Street Series Fund:
 Salomon Brothers Variable Emerging Growth Fund --
   Class II
   2003...............................................   5,361   $12.70   $   68     0.00%        0.00%    26.97%
Janus Aspen Series:
 Balanced Portfolio -- Service Shares
   2003............................................... 159,732    10.15    1,621     0.00%        2.08%    13.72%
   2002............................................... 103,642     8.92      924     0.00%        2.60%    (6.67)%
   2001...............................................  32,003     9.56      306     0.00%        1.78%    (5.94)%
 Capital Appreciation Portfolio -- Service Shares
   2003...............................................  16,901     7.26      123     0.00%        0.33%    20.23%
   2002...............................................   5,407     6.04       33     0.00%        0.34%   (15.93)%
   2001...............................................   4,011     7.18       29     0.00%        0.30%   (22.68)%
 Global Life Sciences Portfolio -- Service Shares
   2003...............................................  33,987     7.35      250     0.00%        0.00%    26.19%
   2002...............................................  37,278     5.83      217     0.00%        0.00%   (29.55)%
   2001...............................................   1,375     8.27       11     0.00%        0.00%   (17.67)%
 Global Technology Portfolio -- Service Shares
   2003...............................................   3,988     4.31       17     0.00%        0.00%    46.47%
   2002...............................................   3,129     2.94        9     0.00%        0.00%   (40.93)%
   2001...............................................   3,199     4.98       16     0.00%        0.00%   (38.00)%
 Growth Portfolio -- Service Shares
   2003...............................................  14,990     6.50       97     0.00%        0.00%    31.49%
   2002...............................................  15,336     4.94       76     0.00%        0.00%   (26.72)%
   2001...............................................   7,098     6.75       48     0.00%        0.00%   (25.72)%
 International Growth Portfolio -- Service Shares
   2003...............................................  38,388     7.01      269     0.00%        1.28%    34.53%
   2002...............................................   8,182     5.21       43     0.00%        1.08%   (25.76)%
   2001...............................................     314     7.02        2     0.00%        0.14%   (24.27)%
 Mid Cap Growth Portfolio -- Service Shares
   2003............................................... 120,138     4.79      575     0.00%        0.00%    34.76%
   2002............................................... 115,968     3.55      412     0.00%        0.00%   (28.12)%
   2001...............................................   8,681     4.94       43     0.00%        0.00%   (40.25)%
 Worldwide Growth Portfolio -- Service Shares
   2003...............................................  33,504     6.56      220     0.00%        0.90%    23.68%
   2002...............................................  24,100     5.31      128     0.00%        0.62%   (25.71)%
   2001...............................................  17,274     7.14      123     0.00%        0.12%   (23.46)%
MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series -- Service Class
   Shares
   2003...............................................  69,512     6.17      429     0.00%        0.00%    22.60%
   2002...............................................  43,754     5.03      220     0.00%        0.00%   (27.71)%
   2001...............................................   2,871     6.96       20     0.00%        0.05%   (25.65)%
 MFS(R) Investors Trust Series -- Service Class Shares
   2003...............................................  99,299     8.08      802     0.00%        0.46%    21.84%
   2002...............................................  91,756     6.63      608     0.00%        0.57%   (21.15)%
   2001...............................................   4,410     8.41       37     0.00%        0.00%   (17.02)%

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003

                                                                  Net Assets     Expenses as a Investment
-                                                              ----------------- % of Average    Income    Total
Type II:                                                Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                               ------- ---------- ------ ------------- ---------- ------
 MFS(R) New Discovery Series -- Service Class Shares
   2003...............................................  22,855   $ 8.30   $  190     0.00%        0.00%    33.43%
   2002...............................................  14,432     6.22       90     0.00%        0.00%   (31.80)%
   2001...............................................   7,447     9.12       68     0.00%        0.00%    (6.29)%
 MFS(R) Utilities Series -- Service Class Shares
   2003............................................... 138,622     7.93    1,099     0.00%        2.04%    35.57%
   2002............................................... 122,827     5.85      719     0.00%        3.05%   (22.90)%
   2001...............................................  12,254     7.58       93     0.00%        0.20%   (25.27)%
Nations Separate Account Trust:
 Nations Marsico Growth Portfolio
   2003...............................................   6,802    12.48       85     0.00%        0.00%    24.83%
 Nations Marsico International Opportunities Portfolio
   2003...............................................   2,909    13.52       39     0.00%        0.01%    35.21%
Oppenheimer Variable Account Funds:
 Oppenheimer Aggressive Growth Fund/VA --
   Service Shares
   2003...............................................   6,046    12.12       73     0.00%        0.00%    21.19%
 Oppenheimer Capital Appreciation Fund/VA --
   Service Shares
   2003...............................................   5,497    12.43       68     0.00%        0.00%    24.30%
 Oppenheimer Global Securities Fund/VA --
   Service Shares
   2003............................................... 142,490     9.96    1,419     0.00%        0.57%    42.86%
   2002...............................................  92,829     6.97      647     0.00%        0.32%   (22.36)%
   2001...............................................  30,600     8.98      275     0.00%        0.00%   (13.13)%
 Oppenheimer Main Street Fund/VA -- Service Shares
   2003............................................... 108,531     8.75      950     0.00%        0.69%    26.44%
   2002...............................................  54,127     6.92      375     0.00%        0.41%   (19.03)%
   2001...............................................  16,001     8.54      137     0.00%        0.10%   (11.25)%
 Oppenheimer Main Street Small Cap Fund/VA --
   Service Shares
   2003...............................................  13,894    13.84      192     0.00%        0.00%    38.43%
PIMCO Variable Insurance Trust:
 Foreign Bond Portfolio -- Administrative Class Shares
   2003...............................................   7,145    12.35       88     0.00%        2.73%     2.26%
   2002...............................................  10,590    12.07      128     0.00%        3.29%     8.19%
   2001...............................................     666    11.16        7     0.00%        0.86%     6.42%
 High Yield Portfolio -- Administrative Class Shares
   2003...............................................  99,205    12.40    1,230     0.00%        7.39%    22.85%
   2002...............................................  47,959    10.09      484     0.00%        8.21%    (1.19)%
   2001...............................................  13,183    10.21      135     0.00%        5.25%     1.23%
 Long-Term U.S. Government Portfolio --
   Administrative Class Shares
   2003............................................... 123,446    13.68    1,689     0.00%        3.07%     3.90%
   2002...............................................  57,387    13.17      756     0.00%        3.91%    17.58%
   2001...............................................  16,855    11.20      189     0.00%        2.37%     4.70%

                    GE LIFE & ANNUITY SEPARATE ACCOUNT III

                               December 31, 2003

                                                                  Net Assets     Expenses as a Investment
-                                                              ----------------- % of Average    Income    Total
Type II:                                                Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                               ------- ---------- ------ ------------- ---------- ------
 Total Return Portfolio -- Administrative Class Shares
   2003............................................... 257,227   $12.81   $3,296     0.00%        2.86%     5.04%
   2002............................................... 126,757    12.20    1,546     0.00%        3.98%     9.07%
   2001...............................................  22,145    11.18      248     0.00%        2.04%     7.19%
Rydex Variable Trust:
 OTC Fund
   2003...............................................  11,019     4.22       46     0.00%        0.00%    45.41%
   2002...............................................   7,090     2.90       21     0.00%        0.00%   (38.85)%
   2001...............................................     390     4.75        2     0.00%        0.00%   (35.88)%
Salomon Brothers Variable Series Funds Inc:
 Salomon Brothers Variable All Cap Fund -- Class II
   2003...............................................   5,070    13.06       66     0.00%        0.00%    30.60%
Van Kampen Life Investment Trust:
 Comstock Portfolio -- Class II Shares
   2003...............................................  22,416    10.63      238     0.00%        0.54%    30.77%
   2002...............................................   3,932     8.13       32     0.00%        0.00%   (19.43)%
 Emerging Growth Portfolio -- Class II Shares
   2003...............................................   2,774     9.32       26     0.00%        0.00%    27.03%

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
GE Life and Annuity Assurance Company:

   We have audited the accompanying consolidated balance sheets of GE Life and Annuity Assurance Company and subsidiary (the Company) as of December 31, 2003 and 2002, and the related consolidated statements of income, shareholders' interest and cash flows for each of the years in the three-year period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of GE Life and Annuity Assurance Company and subsidiary as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Notes 1 and 4 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002. As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities in 2001.

                                          /s/ KPMG LLP

Richmond, Virginia
February 6, 2004

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                          Consolidated Balance Sheets
            (Dollar amounts in millions, except per share amounts)


                                                    December 31,
                                                -------------------
                                                  2003       2002
                                                --------- ---------
Assets
   Investments:
       Fixed maturities
         available-for-sale, at fair
         value................................. $ 9,640.7 $10,049.0
       Equity securities
         available-for-sale, at fair
         value
          Common stock.........................      24.7      41.3
          Preferred stock,
            non-redeemable.....................       1.3       3.6
       Mortgage loans, net of valuation
         allowance of $10.4 and $8.9 at
         December 31, 2003 and December
         31, 2002, respectively................   1,262.3   1,034.7
       Policy loans............................     138.5     123.9
       Short-term investments..................      99.6     278.0
       Other invested assets...................     162.1      60.5
                                                --------- ---------
          Total investments....................  11,329.2  11,591.0
   Cash and cash equivalents...................      12.4        --
   Accrued investment income...................     127.8     160.4
   Deferred acquisition costs..................     897.0     827.2
   Goodwill....................................     117.3     107.4
   Intangible assets...........................     144.6     207.7
   Reinsurance recoverable.....................     160.7     174.4
   Other assets................................      38.7      30.1
   Separate account assets.....................   8,034.9   7,182.8
                                                --------- ---------
          Total assets......................... $20,862.6 $20,281.0
                                                ========= =========
Liabilities and Shareholders' Interest
   Liabilities:
       Future annuity and contract
         benefits.............................. $10,241.2 $10,771.5
       Liability for policy and
         contract claims.......................      42.6     240.4
       Other policyholder liabilities..........     147.8     208.1
       Other liabilities.......................     399.4      69.1
       Deferred income tax liability...........     174.7     104.9
       Separate account liabilities............   8,034.9   7,182.8
                                                --------- ---------
          Total liabilities....................  19,040.6  18,576.8
                                                --------- ---------
   Shareholders' interest:
       Net unrealized investment gains
         (losses)..............................      87.7     (12.0)
       Derivatives qualifying as hedges........       0.4       2.3
                                                --------- ---------
       Accumulated non-owner changes in
         shareholders' interest................      88.1      (9.7)
       Preferred stock, Series A
         ($1,000 par value, $1,000
         redemption and liquidation
         value, 200,000 shares
         authorized, 120,000 shares
         issued and outstanding)...............     120.0     120.0
       Common stock ($1,000 par value,
         50,000 shares authorized,
         25,651 shares issued and
         outstanding)..........................      25.6      25.6
       Additional paid-in capital..............   1,060.6   1,050.7
       Retained earnings.......................     527.7     517.6
                                                --------- ---------
          Total shareholders' interest.........   1,822.0   1,704.2
                                                --------- ---------
          Total liabilities and
            shareholders' interest............. $20,862.6 $20,281.0
                                                ========= =========

                See Notes to Consolidated Financial Statements.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       Consolidated Statements of Income
                         (Dollar amounts in millions)


                                          Years Ended December 31,
                                         -------------------------
                                          2003     2002     2001
                                         ------  -------- --------
Revenues:
   Net investment income................ $538.0  $  600.2 $  698.9
   Net realized investment gains........    3.9      55.3     29.1
   Premiums.............................  104.0     105.3    108.4
   Cost of insurance....................  153.1     125.8    126.1
   Variable product fees................  106.3     113.9    131.1
   Other income.........................   35.5      44.9     40.8
                                         ------  -------- --------
       Total revenues...................  940.8   1,045.4  1,134.4
                                         ------  -------- --------
Benefits and expenses:
   Interest credited....................  410.6     462.1    533.8
   Benefits and other changes in policy
     reserves...........................  245.7     178.2    182.3
   Underwriting, acquisition, and
     insurance expenses, net of
     deferrals..........................  149.0      99.3     87.3
   Amortization of deferred acquisition
     costs and intangibles..............  118.9     147.1    131.3
                                         ------  -------- --------
       Total benefits and expenses......  924.2     886.7    934.7
                                         ------  -------- --------
Income before income taxes and
  cumulative effect of change in
  accounting principle..................   16.6     158.7    199.7
Provision for income taxes..............   (3.1)     42.9     70.1
                                         ------  -------- --------
Income before cumulative effect of
  change in accounting principle........   19.7     115.8    129.6
Cumulative effect of change in
  accounting principle, net of tax......     --        --     (5.7)
                                         ------  -------- --------
Net income.............................. $ 19.7  $  115.8 $  123.9
                                         ======  ======== ========

                See Notes to Consolidated Financial Statements.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

               Consolidated Statements of Shareholders' Interest
              (Dollar amounts in millions, except share amounts)

                                                                                      Accumulated
                                             Preferred Stock Common Stock  Additional  Non-owner               Total
                                             --------------  -------------  Paid-In   Changes In  Retained Shareholders'
                                              Share   Amount Share  Amount  Capital     Equity    Earnings   Interest
                                             -------  ------ ------ ------ ---------- ----------- -------- -------------
Balances at January 1, 2001................. 120,000  $120.0 25,651 $25.6   $1,050.7    $(18.7)    $297.1    $1,474.7
Changes other than transactions with
  shareholders:
   Net income...............................      --      --     --    --         --        --      123.9       123.9
   Net unrealized gains on investment
     securities (a).........................      --      --     --    --         --       1.3         --         1.3
   Cumulative effect on adoption of
     SFAS 133 (b)...........................      --      --     --    --         --      (7.8)        --        (7.8)
   Derivatives qualifying as hedges (c).....      --      --     --    --         --      (0.3)        --        (0.3)
                                                                                                             --------
       Total changes other than
         transactions with shareholders.....                                                                    117.1
                                                                                                             --------
Cash dividends declared and paid............      --      --     --    --         --        --       (9.6)       (9.6)
                                             -------  ------ ------ -----   --------    ------     ------    --------
Balances at December 31, 2001............... 120,000  $120.0 25,651 $25.6   $1,050.7    $(25.5)    $411.4    $1,582.2
Changes other than transactions with
  shareholders:
   Net income...............................      --      --     --    --         --        --      115.8       115.8
   Net unrealized gains on investment
     securities (a).........................      --      --     --    --         --       5.4         --         5.4
   Derivatives qualifying as hedges (c).....      --      --     --    --         --      10.4         --        10.4
                                                                                                             --------
       Total changes other than
         transactions with shareholders.....                                                                    131.6
                                                                                                             --------
Cash dividends declared and paid............      --      --     --    --         --        --       (9.6)       (9.6)
                                             -------  ------ ------ -----   --------    ------     ------    --------
Balances at December 31, 2002............... 120,000  $120.0 25,651 $25.6   $1,050.7    $ (9.7)    $517.6    $1,704.2
Changes other than transactions with
  shareholders:
   Net income...............................      --      --     --    --         --        --       19.7        19.7
   Net unrealized gains on investment
     securities (a).........................      --      --     --    --         --      99.7         --        99.7
   Derivatives qualifying as hedges (c).....      --      --     --    --         --      (1.9)        --        (1.9)
                                                                                                             --------
       Total changes other than
         transactions with shareholders.....                                                                    117.5
Contributed capital.........................      --      --     --    --        9.9        --         --         9.9
Cash dividends declared and paid............      --      --     --    --         --        --       (9.6)       (9.6)
                                             -------  ------ ------ -----   --------    ------     ------    --------
Balances at December 31, 2003............... 120,000  $120.0 25,651 $25.6   $1,060.6    $ 88.1     $527.7    $1,822.0
                                             =======  ====== ====== =====   ========    ======     ======    ========

--------
(a)Presented net of deferred taxes of $(55.9), (1.8), and $0 in 2003, 2002, and 2001, respectively.
(b)Presented net of deferred taxes of $4.4.
(c)Presented net of deferred taxes of $1.0, $(5.9), and $0.2 in 2003, 2002, and 2001, respectively.

                See Notes to Consolidated Financial Statements.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                     Consolidated Statements of Cash Flows
                         (Dollar amounts in millions)


                                                    Years Ended December 31,
                                                -------------------------------
                                                   2003       2002       2001
                                                ---------  ---------  ---------
Cash flows from operating activities:
  Net income................................... $    19.7  $   115.8  $   123.9
                                                ---------  ---------  ---------
  Adjustments to reconcile net income
   to net cash provided by operating
   activities:
   Cumulative effect of change in
     accounting principle, net of tax..........        --         --        5.7
   Change in future policy benefits............     407.5      413.2      435.5
   Net realized investments gains..............      (3.9)     (55.3)     (29.1)
   Amortization of investment premiums
     and discounts.............................      46.5       29.9        6.8
   Acquisition costs deferred..................    (167.7)    (116.3)    (204.1)
   Amortization of deferred acquisition
     costs and intangibles.....................     118.9      147.1      131.3
   Deferred income taxes.......................      18.3       21.8       51.1
   Change in certain assets:
       Decrease (increase) in:
       Accrued investment income...............      32.6       48.0        7.5
       Other, net..............................     (39.8)       6.6      (47.5)
   Change in certain liabilities:
       Increase (decrease) in:
       Policy and contract claims..............    (183.9)      27.9       39.7
       Other policyholder liabilities..........     (59.6)     117.0      (71.5)
       Other liabilities.......................     339.0     (380.4)     107.5
                                                ---------  ---------  ---------
          Total adjustments....................     507.9      259.5      432.9
                                                ---------  ---------  ---------
   Net cash provided by operating
     activities................................     527.6      375.3      556.8
                                                ---------  ---------  ---------
Cash flows from investing activities:
   Short term investment activity, net.........     178.4     (237.5)     (22.9)
   Proceeds from sales and maturities
     of investment securities and other
     invested assets...........................   4,328.8    6,087.4    3,904.1
   Principal collected on mortgage and
     policy loans..............................     268.6      151.2      332.6
   Purchases of investment securities
     and other invested assets.................  (3,819.5)  (5,464.1)  (5,182.8)
   Mortgage loan originations and
     increase in policy loans..................    (512.3)    (252.8)    (167.9)
                                                ---------  ---------  ---------
          Net cash provided by (used
            in) investing activities...........     444.0      284.2   (1,136.9)
                                                ---------  ---------  ---------
Cash flows from financing activities:
   Proceeds from issuance of investment
     contracts.................................   3,107.0    3,495.1    3,642.8
   Redemption and benefit payments on
     investment contracts......................  (4,044.8)  (4,112.6)  (3,089.4)
   Proceeds from short-term borrowings.........     346.5      388.4      301.1
   Payments on short-term borrowings...........    (358.3)    (420.8)    (336.2)
   Cash dividends to shareholders..............      (9.6)      (9.6)      (9.6)
                                                ---------  ---------  ---------
          Net cash provided by (used
            in) financing activities...........    (959.2)    (659.5)     508.7
                                                ---------  ---------  ---------
          Net decrease in cash and cash
            equivalents........................      12.4         --      (71.4)
Cash and cash equivalents at beginning
  of year......................................        --         --       71.4
                                                ---------  ---------  ---------
Cash and cash equivalents at end of year....... $    12.4  $      --  $      --
                                                =========  =========  =========

                See Notes to Consolidated Financial Statements.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                  Notes to Consolidated Financial Statements

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)

(1)Summary of Significant Accounting Policies

  (a) Principles of Consolidation

   The accompanying consolidated financial statements include the historical operations and accounts of GE Life and Annuity Assurance Company ("GELAAC") and its subsidiary, Assigned Settlement, Inc. All significant intercompany accounts and transactions have been eliminated in consolidation.

   All of GELAAC's outstanding common stock was owned directly and indirectly by GE Financial Assurance Holdings, Inc. ("GE Financial Assurance"). GE Financial Assurance acquired approximately three percent of our outstanding common stock, pursuant to a Stock Purchase Agreement, dated November 18, 2003 by and between Phoenix Life Insurance Company and GE Financial Assurance. General Electric Capital Assurance Company ("GE Capital Assurance") and Federal Home Life Insurance Company ("Federal"), both indirect subsidiaries of GE Financial Assurance, own approximately eighty-five percent and twelve percent of our outstanding common stock, respectively. GE Financial Assurance is a wholly owned, direct subsidiary of GEI, Inc., which in turn is a wholly owned direct subsidiary of General Electric Capital Corporation, which in turn is a wholly owned subsidiary of General Electric Capital Services, Inc., which in turn is a wholly owned direct subsidiary of General Electric Company ("GE"). At December 31, 2003, all of our outstanding non-voting preferred stock was owned by Brookfield Life Assurance Company Limited ("BLAC") as a result of a contribution on November 7, 2003 of our preferred shares by GE Financial Assurance. BLAC is a wholly owned direct subsidiary of GE Financial Assurance.

   On November 18, 2003, GE issued a press release announcing its intention to pursue an initial public offering ("IPO") of a new company named Genworth Financial, Inc. ("Genworth") that will comprise most of its life and mortgage insurance operations, including GELAAC. GE filed a registration statement with the U.S. Securities and Exchange Commission in January 2004 and expects to complete the IPO in the first half of 2004, subject to market conditions and receipt of various regulatory approvals.

  (b) Basis of Presentation

   These consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and related disclosures. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

  (c) Products

   Our product offerings are divided along two major segments of consumer needs: (i) Retirement Income and Investments and (ii) Protection.

   Retirement Income and Investment products are investment vehicles and insurance contracts intended for contractholders who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income during their retirement, and seek to protect against outliving their assets during retirement. Our principal product lines under the Retirement Income and Investments segment are deferred annuities (fixed or variable), variable life insurance, and GICs and funding agreement products.

   Protection products are intended to provide protection against financial hardship primarily after the death of an insured, and to protect income and assets from other adverse economic impacts of significant health care costs. Our principal product lines under the Protection segment are life insurance (universal and interest sensitive whole life) and accident and health insurance products.

   We distribute our products through three primary channels: financial intermediaries (banks, securities brokerage firms, and independent broker/dealers), independent producers (brokerage general agencies, affluent market producer groups and

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)

specialized brokers), and dedicated sales specialists (long term care sales agents and affiliated networks of both accountants and personal financial advisors). Approximately 21%, 26%, and 30% of our sales of life and annuity products in 2003, 2002, and 2001, respectively, have been through two national stock brokerage firms. Loss of all or a substantial portion of the business provided by these stock brokerage firms could have a material adverse effect on our business and operations. We do not believe, however, that the loss of such business would have a long-term adverse effect because of our competitive position in the marketplace, the availability of business from other distributors, and our mix of other products.

  (d) Revenues

   Investment income is recorded when earned. Realized investment gains and losses are calculated on the basis of specific identification. Premiums on long-duration insurance products are recognized as earned when due or, in the case of life contingent annuities, when the contracts are issued. Premiums received on institutional stable value products, annuity contracts without significant mortality risk, and universal life products are not reported as revenues but as deposits and included in liabilities for future annuity and contract benefits. Cost of insurance is charged to universal life policyholders based upon at risk amounts and is recognized as revenue when due. Variable product fees are charged to variable annuity and variable life policyholders based upon the daily net assets of the policyholders' account values, and are recognized as revenue when charged. Other income consists primarily of surrender charges on certain policies. Surrender charges are recognized as income when the policy is surrendered.

  (e) Cash and Cash Equivalents

   Certificates, money market funds, and other time deposits with original maturities of less than 90 days are considered cash equivalents in the Consolidated Balance Sheets and Consolidated Statements of Cash Flows. Items with maturities greater than 90 days but less than a year are included in short term investments.

  (f) Investment Securities

   We have designated all of our investment securities as available-for-sale and report them in our Consolidated Balance Sheets at fair value. We obtain values for actively traded securities from external pricing services. For infrequently traded securities, we obtain quotes from brokers, or we estimate values using internally developed pricing models. These models are based upon common valuation techniques and require us to make assumptions regarding credit quality, liquidity and other factors that affect estimated values. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs ("DAC"), present value of future profits ("PVFP") and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of accumulated nonowner changes in shareholders' interest and, accordingly, have no effect on net income.

   Impairment of investment securities results in a charge to earnings when a market decline in the value of an investment to below cost is other than temporary. We regularly review each investment security for impairment based on criteria that include the extent to which the cost of the investment exceeds its market value, the length of the time that the market value of the investment has been reduced, our ability to hold until recovery and the financial health of and specific prospects for the issuer of the security. We actively perform comprehensive market research, monitor market conditions and segment our investments by credit risk in order to minimize impairment risks.

  (g) Securities Lending Activity

   We engage in certain securities lending transactions, which require the borrower to provide collateral, primarily consisting of cash and government securities, on a daily basis, in amounts equal to or exceeding 102% of the fair value of the applicable securities loaned. We maintain effective control over all loaned securities and, therefore, continue to report such securities as fixed maturities in the Consolidated Balance Sheets.

   Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. Non-cash collateral, such as a security received by us,

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)

is not reflected in our assets in the Consolidated Balance Sheets, as we have no right to sell or repledge the collateral. The fair value of collateral held and included in other invested assets was $102.7 million at December 31, 2003. We had no non-cash collateral at December 31, 2003.

  (h) Net Investment Income

   Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective method, whereby the amortized cost of the securities is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to investment income. Net interest income and/or expense from interest rate derivatives are included in investment income.

  (i) Mortgage and Policy Loans

   Mortgage and policy loans are stated at their unpaid principal balance. Mortgage loans are stated net of an allowance for estimated uncollectible amounts. The allowance for losses is determined primarily on the basis of management's best estimate of probable losses, including specific allowances for known troubled loans, if any. Write-downs and the change in reserves are included in net realized investment gains and losses in the Consolidated Statements of Income.

  (j) Short-term Investments

   Short-term investments are stated at amortized cost which approximates fair value. Equity securities (including seed money for new mutual fund portfolios) are stated at fair value. Investments in limited partnerships are generally accounted for under the equity method of accounting. Real estate is included in other invested assets and is stated, generally, at cost less accumulated depreciation. Other long-term investments are stated generally at amortized cost.

  (k) Deferred Acquisition Costs

   Acquisition costs include costs and expenses, which vary with and are primarily related to the acquisition of insurance and investment contracts.

   Acquisition costs include commissions in excess of ultimate renewal commissions, certain support costs such as underwriting and contract and policy issue costs, and the bonus feature of certain variable annuity products. For investment and universal life type contracts, amortization is based on the present value of anticipated gross profits from investments, interest credited, surrender and other policy charges, and mortality and maintenance expenses. Amortization is adjusted retroactively when current estimates of future gross profits to be realized are revised. For other long-duration insurance contracts, the acquisition costs are amortized in relation to the estimated benefit payments or the present value of expected future premiums.

   Deferred acquisition costs are reviewed quarterly to determine if they are recoverable from future income, including investment income and, if not considered recoverable, are charged to expense.

  (l) Intangible Assets

   Present Value of Future Profits -- In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called Present Value of Future Profits ("PVFP"), represents the actuarially estimated present value of projected future cash flows from the acquired policies.

   PVFP is amortized, net of accreted interest, in a manner similar to the amortization of deferred acquisition costs. Interest accretes at rates credited to policyholders on underlying contracts. Recoverability of PVFP is evaluated periodically by

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)

comparing the current estimate of expected future gross profits to the unamortized asset balance. If such a comparison indicates that the expected gross profits will not be sufficient to recover PVFP, the difference is charged to expense.

   PVFP is further adjusted to reflect the impact of unrealized gains or losses on fixed maturities classified as available for sale in the investment portfolios. Such adjustments are not recorded in our net income but rather as a credit or charge to shareholders' interest, net of applicable income tax.

   Goodwill -- As of January 1, 2002, we adopted Statement of Financial Accounting Standard No. 142, Goodwill and Other Intangible Assets (SFAS 142). Under SFAS 142, goodwill is no longer amortized but is tested for impairment using a fair value approach, at the "reporting unit" level. A reporting unit is the operating segment, or business one level below that operating segment (the "component" level) if discrete financial information is prepared and regularly reviewed by management at the component level. We recognize an impairment charge for any amount by which the carrying amount of a report unit's goodwill exceeds its fair value. We used discounted cash flows to establish fair values. When available and as appropriate, we used comparative market multiples to corroborate discounted cash flow results. When a business within a reporting unit is disposed of, goodwill is allocated to the gain or loss on disposal using the relative fair value methodology.

   Before January 1, 2002, we amortized goodwill over our estimated period of benefit on a straight-line basis; we amortized other intangible assets on appropriate bases over their estimated lives. No amortization period exceeded 40 years. When an intangible asset's carrying value exceeded associated expected operating cash flows, we considered it to be impaired and wrote it down to fair value, which we determined based on either discounted future cash flows or appraised values.

   Software -- Purchased software and certain application development costs related to internally developed software are capitalized, above de minimus thresholds. When the software is ready for its intended use, the amounts capitalized are amortized over the expected useful life, not to exceed 5 years.

   We amortize the costs of other intangibles over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested for impairment, at least annually, and written down to fair value as required.

  (m) Income Taxes

   We file a consolidated life insurance federal income tax return with our parent, GECA and its life insurance affiliates. The method of income tax allocation is subject to written agreement authorized by the Board of Directors. Allocation is based on the separate return liabilities with offsets for losses and credits utilized to reduce current consolidated tax liability. Intercompany tax balances are settled quarterly, with a final settlement after filing of the federal income tax return.

   Deferred income taxes have been provided for the effects of temporary differences between financial reporting and tax bases of assets and liabilities and have been measured using the enacted marginal tax rates and laws that are currently in effect.

  (n) Reinsurance

   Premium revenue, benefits, underwriting, acquisition, and insurance expenses are reported net of the amounts relating to reinsurance ceded to other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)

  (o) Future Annuity and Contract Benefits

   Future annuity and contract benefits consist of the liability for investment contracts, insurance contracts and accident and health contracts. Investment contract liabilities are generally equal to the policyholder's current account value. The liability for insurance and accident and health contracts is calculated based upon actuarial assumptions as to mortality, morbidity, interest, expense, and withdrawals, with experience adjustments for adverse deviation where appropriate.

  (p) Liability for Policy and Contract Claims

   The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of
(a) claims that have been reported to the insurer, and (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated, and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process, and adjust claims.

  (q) Separate Accounts

   The separate account assets and liabilities represent funds held, and the related liabilities for, the exclusive benefit of the variable annuity contractholders and variable life policyholders. We receive mortality risk and expense fees and administration charges from the underlying mutual fund portfolios available in the separate accounts. The separate account assets are carried at fair value and are equal to the liabilities that represent the policyholders' equity in those assets.

  (r) Accounting Changes

   Under SFAS 142, goodwill is no longer amortized but is tested for impairment using a fair value methodology. We stopped amortizing goodwill effective January 1, 2002. Under SFAS 142, we were required to test all existing goodwill for impairment as of January 1, 2002, on a "reporting unit" basis. No goodwill impairment charge was taken as a result of our goodwill testing for impairment in accordance with SFAS 142.

   At January 1, 2001, we adopted SFAS 133, Accounting for Derivative Instruments and Hedging Activities, as amended. Under SFAS 133 all derivative instruments (including certain derivative instruments embedded in other contracts) are recognized in the balance sheet at their fair values and changes in fair value are recognized immediately in earnings, unless the derivatives qualify as hedges of future cash flows the effective portion of changes in fair value is recorded temporarily in equity, then recognized in earnings along with the related effects of the hedged items. Any ineffective portion of hedges is reported in earnings as it occurs. Further information about derivative instruments is provided in Note 10.

   At January 1, 2001, the cumulative effect of adopting this accounting change, was as follows:

                                                            Shareholders'
                                                   Earnings   Interest
                                                   -------- -------------
       Adjustment to fair value of derivatives (a)  $(8.7)     $(12.2)
       Income tax effects.........................    3.0         4.4
                                                    -----      ------
       Totals.....................................  $(5.7)     $ (7.8)
                                                    =====      ======

--------
(a)For earnings effect, amount shown is net of hedged items.

   The cumulative effect on shareholders' interest was primarily attributable to marking to market swap contracts used to hedge variable-rate borrowings. Decreases in the fair values of these instruments were attributable to declines in interest rates since inception of the hedging arrangement. As a matter of policy, we ensure that funding, including the effect of derivatives, of our investment and other financial asset positions are substantially matched in character (e.g., fixed vs. floating) and

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)

duration. As a result, declines in the fair values of these effective derivatives are offset by unrecognized gains on the related financing assets and hedged items, and future net earnings will not be subject to volatility arising from interest rate changes.

   In January 2003, the FASB issued FIN 46, Consolidation of Variable Interest Entities, which we adopted on July 1, 2003. No special purpose entities ("SPEs"), or assets previously sold to qualifying SPEs ("QSPEs"), were required to be consolidated on our books.

  (s) Accounting Pronouncements Not Yet Adopted

   In July 2003, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, which we will adopt on January 1, 2004. This statement provides guidance on separate account presentation and valuation, the accounting for sales inducements and the classification and valuation of long-duration contract liabilities. We do not expect the adoption of SOP 03-1 to have a material impact on our results of operation or financial condition.

(2)Investment Securities

  (a) General

   For the years ended December 31, 2003, 2002, and 2001 the sources of our investment income were as follows:

                                         2003    2002    2001
                                        ------  ------  ------
                Fixed maturities....... $467.2  $528.8  $615.2
                Equity securities......    (.1)     .8     2.9
                Mortgage loans.........   81.8    73.2    80.9
                Policy loans...........   10.8     6.3     7.1
                Other investments......  (10.4)     .6      .6
                                        ------  ------  ------
                Gross investment income  549.3   609.7   706.7
                Investment expenses....  (11.3)   (9.5)   (7.8)
                                        ------  ------  ------
                Net investment income.. $538.0  $600.2  $698.9
                                        ======  ======  ======

   For the years ended December 31, 2003, 2002, and 2001, gross realized investment gains and losses from the sales of investment securities available-for-sale were as follows:

                                                2003     2002    2001
                                               ------  -------  ------
         Gross realized investments:
            Gains.............................   80.2    181.1   100.5
            Losses, including impairments (a).  (76.3)  (125.8)  (71.4)
                                               ------  -------  ------
         Net realized investments gains....... $  3.9  $  55.3  $ 29.1
                                               ======  =======  ======

--------
(a)Impairments were $(26.2), $(77.4), and $(24.1) in 2003, 2002, and 2001 respectively.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   Net unrealized gains and losses on investment securities and other invested assets classified as available-for-sale are reduced by deferred income taxes and adjustments to PVFP and deferred acquisition costs that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities and other invested assets reflected as a separate component of shareholders' interest as of December 31, 2003, 2002, and 2001 are summarized as follows:

                                                                                     2003    2002    2001
                                                                                    ------  ------  ------
Net unrealized gains (losses) on available-for-sale investment securities and other invested assets before adjustments:
   Fixed maturities................................................................ $204.6  $ 18.6  $(41.2)
   Equity securities...............................................................    3.0    (9.7)  (11.8)
                                                                                    ------  ------  ------
       Subtotal....................................................................  207.6     8.9   (53.0)
                                                                                    ------  ------  ------
Adjustments to the present value of future profits and deferred acquisitions costs.  (72.6)  (29.5)   25.2
Deferred income taxes..............................................................  (47.3)    8.6    10.4
                                                                                    ------  ------  ------
       Net unrealized gains (losses) on available-for-sale investment securities................................................................ $ 87.7  $(12.0) $(17.4)
                                                                                    ======  ======  ======

   The change in the net unrealized gains (losses) on investment securities reported in accumulated non-owner changes in equity is as follows:

                                                                                 2003    2002    2001
                                                                                ------  ------  ------
Net unrealized losses on investment securities -- beginning of year............ $(12.0) $(17.4) $(18.7)
Unrealized gains on investment securities, net --..............................  102.2    41.3    20.2
Reclassification adjustments -- net of deferred taxes of $1.4, $19.4, and $10.2   (2.5)  (35.9)  (18.9)
                                                                                ------  ------  ------
Net unrealized gains (losses) on investment securities -- end of year.......... $ 87.7  $(12.0) $(17.4)
                                                                                ======  ======  ======

   At December 31, 2003, and 2002, the amortized cost, gross unrealized gains and losses, and fair values of our fixed maturities and equity securities available-for-sale were as follows:

                                                     Gross      Gross
                                         Amortized Unrealized Unrealized
                                           Cost      Gains      Losses   Fair Value
                                         --------- ---------- ---------- ----------
2003
----
Fixed maturities:
   U.S. government and agency........... $   17.5    $  0.6     $ (0.1)   $   18.0
   State and municipal..................      0.9        --         --         0.9
   Non-U.S. government..................     67.8       4.9       (0.1)       72.6
   U.S. corporate.......................  5,437.3     194.9      (48.9)    5,583.3
   Non-U.S. corporate...................    874.5      27.2       (8.2)      893.5
   Mortgage-backed......................  1,819.1      33.6       (9.5)    1,843.2
   Asset-backed.........................  1,219.0      14.5       (4.3)    1,229.2
                                         --------    ------     ------    --------
       Total fixed maturities...........  9,436.1     275.7      (71.1)    9,640.7
Common stocks and non-redeemable
  preferred stocks......................     23.0       3.0         --        26.0
                                         --------    ------     ------    --------
Total available-for-sale securities..... $9,459.1    $278.7     $(71.1)   $9,666.7
                                         ========    ======     ======    ========

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)



                                                     Gross      Gross
                                         Amortized Unrealized Unrealized
2002                                       Cost      Gains      Losses   Fair Value
----                                     --------- ---------- ---------- ----------
Fixed maturities:
   U.S. government and agency........... $    29.4   $  0.6    $  (0.2)  $    29.8
   State and municipal..................       1.0       --         --         1.0
   Non-U.S. government..................      45.9      1.8       (0.1)       47.6
   U.S. corporate.......................   6,063.8    161.5     (207.3)    6,018.0
   Non-U.S. corporate...................     668.7     14.4      (15.9)      667.2
   Mortgage-backed......................   1,973.5     58.1       (3.9)    2,027.7
   Asset-backed.........................   1,248.1     18.0       (8.4)    1,257.7
                                         ---------   ------    -------   ---------
       Total fixed maturities...........  10,030.4    254.4     (235.8)   10,049.0
Common stocks and non-redeemable
  preferred stocks......................      54.6      5.2      (14.9)       44.9
                                         ---------   ------    -------   ---------
Total available-for-sale securities..... $10,085.0   $259.6    $(250.7)  $10,093.9
                                         =========   ======    =======   =========

   We regularly review each investment security for impairment in accordance with our impairment policy, which includes both quantitative and qualitative criteria. Quantitative measures include length of time and amount that each security position is in an unrealized loss position, and for fixed maturity securities, whether the issuer is in compliance with terms and covenants of the security. Our qualitative criteria include the financial strength and specific prospects for the issuer as well as our intent to hold the security until recovery. Our impairment reviews involve our finance and risk teams as well as the portfolio management and research capabilities of GEAM. Our qualitative review attempts to identify those issuers with a greater than 50% chance of default in the coming twelve months. These securities are characterized as "at-risk" of impairment. As of December 31, 2003, securities "at risk" of impairment had aggregate unrealized losses of $10 million.

   For fixed maturity securities, we recognize an impairment charge to earnings in the period in which we determine that we do not expect to either collect principal and interest in accordance with the contractual terms of the instruments or to recover based on underlying collateral values and considering events such as payment default, bankruptcy or disclosure of fraud. For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book within a reasonable period. We measure impairment charges based on the difference between the book value of the security and its fair value. Fair value is based on quoted market price, except for certain infrequently traded securities where we estimate values using internally developed pricing models. These models are based upon common valuation techniques and require us to make assumptions regarding credit quality, liquidity and other factors that affect estimated values.

   During 2003, 2002 and 2001, we recognized impairment losses of $26.2 million, $77.4 million and $24.1 million, respectively. We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, we sell securities in the normal course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   The following table presents the gross unrealized losses and estimated fair values of our investment securities, on a historical basis, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, at December 31, 2003

                                               Less than 12 Months            12 Months of More
                                          ------------------------------ ----------------------------
                                           Fair    Unrealized    # of    Fair   Unrealized    # of
Description of Securities                  Value     Losses   Securities Value    Losses   Securities
-------------------------                 -------- ---------- ---------- ------ ---------- ----------
Fixed maturities:
   U.S. government and agencies.......... $    7.1   $  (.1)       2     $   --   $   --       --
   State and municipal...................       .9       --        2         --       --       --
   Government - non U.S..................     14.1      (.1)       4         --       --       --
   U.S. corporate........................  1,009.2    (30.2)     129      249.5    (18.7)      37
   Corporate - non U.S...................    172.4     (4.9)      41       42.8     (3.3)       4
   Asset Backed..........................    220.2     (3.9)      22       75.0      (.4)       6
   Mortgage Backed.......................    550.9     (9.4)      79        3.8      (.1)       6
                                          --------   ------      ---     ------   ------       --
Subtotal, fixed maturities...............  1,974.8    (48.6)     279      371.1    (22.5)      53
Equity securities........................       --       --       --         --       --       --
                                          --------   ------      ---     ------   ------       --
   Total temporarily impaired securities. $1,974.8   $(48.6)     279     $371.1   $(22.5)      53
                                          ========   ======      ===     ======   ======       ==
Investment Grade.........................  1,862.7    (42.4)     257      273.0     (9.9)      29
Below Investment Grade...................    112.1     (6.2)      22       98.1    (12.6)      24
                                          --------   ------      ---     ------   ------       --
   Total................................. $1,974.8   $(48.6)     279     $371.1   $(22.5)      53
                                          ========   ======      ===     ======   ======       ==

   The investment securities at December 31, 2003 in an unrealized loss position for less than twelve months, account for $48.6 million or 68% of the total unrealized losses. Of the securities in this category, there was one security with an unrealized loss in excess of $5 million. This security had aggregate unrealized losses totaling $6.8 million. The amount of the unrealized loss on this security is driven largely by the relative size of the holding, the par value of which is $40 million. This security matures in 2029 and is rated investment grade.

   The investment securities in an unrealized loss position for twelve months or more account for $22.5 million or 32% of the total unrealized losses. There is one issuer that accounts for $3.3 million or 15% of the unrealized losses in this category. This issuer, a national retail chain, is current on all terms, shows improving trends with regard to liquidity and security price, and is not considered at risk of impairment.

   Aside from this issuer, no other single issuer has an aggregate unrealized loss greater than $3 million.

   The scheduled maturity distribution of the fixed maturity portfolio at December 31, 2003 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized  Fair
                                                 Cost     Value
                                               --------- --------
              Due in one year less............ $  385.2  $  388.2
              Due one year through five years.  2,483.9   2,547.2
              Due five years through ten years  2,247.0   2,326.0
              Due after ten years.............  1,281.9   1,306.9
                                               --------  --------
                 Subtotals....................  6,398.0   6,568.3
              Mortgage-backed securities......  1,819.1   1,843.2
              Asset-backed securities.........  1,219.0   1,229.2
                                               --------  --------
                 Totals....................... $9,436.1  $9,640.7
                                               ========  ========

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   As of December 31, 2003, $1,078.2 million of our investments (excluding mortgage and asset-backed securities) were subject to certain call provisions.

   As required by law, we have amounts invested, with governmental authorities and banks for the protection of policyholders, of $5.7 million as of December 31, 2003 and 2002.

   As of December 31, 2003, approximately 24.9%, 11.7%, and 8.4% of our fixed maturity portfolio was comprised of securities issued by the financial and insurance, utility and energy, and consumer non-cyclicals industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. No other industry group comprises more than 10% of our fixed maturity portfolio. This portfolio is widely diversified among various geographic regions in the United States and is not dependent on the economic stability of one particular region.

   As of December 31, 2003, we did not hold any fixed maturity securities which individually exceeded 10% of shareholders' interest.

   The credit quality of the fixed maturity portfolio at December 31, 2003 and 2002 follows. The categories are based on the higher of the ratings published by Standard & Poors or Moody's.

                                        2003               2002
                                 -----------------  -----------------
                                 Fair value Percent Fair value Percent
                                 ---------- ------- ---------- -------
         Agencies and treasuries  $  379.2     3.9% $   199.6     2.0%
         AAA/Aaa................   2,491.6    25.8    2,801.1    27.9
         AA/Aa..................     357.7     3.7      843.6     8.4
         A/A....................   2,335.6    24.2    2,842.6    28.3
         BBB/Baa................   2,521.8    26.2    2,170.9    21.6
         BB/Ba..................     245.4     2.6      370.7     3.7
         B/B....................     106.0     1.1       99.3     1.0
         CC and below...........      55.3     0.6       19.6     0.2
         Not rated..............   1,148.1    11.9      701.6     6.9
                                  --------   -----  ---------   -----
            Totals..............  $9,640.7   100.0% $10,049.0   100.0%
                                  ========   =====  =========   =====

   Bonds with ratings ranging from AAA/Aaa to BBB-/Baa3 are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but all are considered to be investment grade securities. Finally, some securities, such as private placements, have not been assigned a rating by any rating service and are therefore categorized as "not rated". This has neither positive nor negative implications regarding the value of the security.

   At December 31, 2003 and 2002, there were fixed maturities in default (issuer has missed a coupon payment or entered bankruptcy) with a fair value of $58.9 and $19.1, respectively.

   We have limited partnership commitments outstanding of $7.4 and $11.6 at December 31, 2003 and December 31, 2002, respectively.

  (b) Mortgage and Real Estate Portfolio

   For the years ended December 31, 2003 and 2002, respectively, we originated $44.6 and $102.1 of mortgages secured by real estate in California, which represents 9% and 43% of our total originations for those years.

   We have certain investment commitments to provide fixed-rate loans. The investment commitments, which would be collateralized by related properties of the underlying investments, involve varying elements of credit and market risk. Investment commitments outstanding at December 31, 2003 and 2002 were $0 and $15.3, respectively.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   "Impaired" loans are defined under U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases or large groups of smaller-balance homogenous loans, and therefore applies principally to our commercial loans.

   Under these principles, we have two types of "impaired" loans: loans requiring allowances for losses (none as of December 31, 2003 and 2002) and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral of income recognition ($1.2 and $3.7 as of December 31, 2003 and 2002, respectively). Average investment in impaired loans during December 31, 2003, 2002, and 2001 was $2.8, $5.1, and $6.8 and interest income earned on these loans while they were considered impaired was $0.1, $0.5, and $0.9 for the years ended December 31, 2003, 2002, and 2001, respectively.

   The following table presents the activity in the allowance for losses during the years ended December 31, 2003, 2002, and 2001:

                                                         2003   2002  2001
                                                         ----- -----  -----
    Balance at January 1................................ $ 8.9 $18.2  $14.3
    (Benefit) provision (credited) charged to operations   1.5  (9.3)   2.3
    Amounts written off, net of recoveries..............    --    --    1.6
                                                         ----- -----  -----
    Balance at December 31.............................. $10.4 $ 8.9  $18.2
                                                         ===== =====  =====

   During 2002, as part of its on-going analysis of exposure to losses arising from mortgage loans, we recognized $11.6 reduction in its allowance for losses.

   The allowance for losses on mortgage loans at December 31, 2003, 2002, and 2001 represented 0.8%, 0.8%, and 1.9% of gross mortgage loans, respectively. There were no non-income producing mortgage loans as of December 31, 2003 and 2002.

(3)Deferred Acquisition Costs

   Activity impacting deferred acquisition costs for the years ended December 31, 2003, 2002, and 2001 was as follows:

                                                               2003     2002    2001
                                                              ------  -------  ------
Unamortized balance at January 1............................. $843.3  $ 838.2  $712.9
Cost deferred................................................  167.7    116.3   204.1
Amortization, net............................................  (87.2)  (111.2)  (78.8)
                                                              ------  -------  ------
Unamortized balance at December 31...........................  923.8    843.3   838.2
Cumulative effect of net unrealized investment gains (losses)  (26.8)   (16.1)   15.6
                                                              ------  -------  ------
Balance at December 31....................................... $897.0  $ 827.2  $853.8
                                                              ======  =======  ======

(4)Intangible Assets and Goodwill

   At December 31, 2003 and 2002 the gross carrying amount and accumulated amortization of intangibles subject to amortization were as follows:

                                                    2003                        2002
                                         --------------------------  --------------------------
                                         Gross Carrying Accumulated  Gross Carrying Accumulated
                                             Amount     Amortization     Amount     Amortization
                                         -------------- ------------ -------------- ------------
Present Value of Future Profits ("PVFP")     $508.8       $(380.7)       $541.0       $(352.2)
Capitalized Software....................       26.2         (10.1)         26.8          (8.7)
All Other...............................        1.0          (0.6)          1.3          (0.5)
                                             ------       -------        ------       -------
   Total................................     $536.0       $(391.4)       $569.1       $(361.4)
                                             ======       =======        ======       =======

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


  (a) Present Value of Future Profits

   The method used by us to value PVFP in connection with acquisitions of life insurance entities is summarized as follows: (1) identify the future gross profits attributable to certain lines of business, (2) identify the risks inherent in realizing those gross profits, and (3) discount those gross profits at the rate of return that we must earn in order to accept the inherent risks.

   The following table presents the activity in PVFP for the years ended December 31, 2003, 2002, and 2001:

                                                                                 2003    2002    2001
                                                                                ------  ------  ------
Unamortized balance at January 1............................................... $202.2  $235.1  $278.1
Interest accreted as 5.4%, 6.0% and 6.4% for December 31, 2003, 2002, and 2001,
  respectively.................................................................   10.2    13.2    16.3
Amortization...................................................................  (38.5)  (46.1)  (59.3)
                                                                                ------  ------  ------
Unamortized balance December 31................................................  173.9   202.2   235.1
Cumulative effect of net unrealized investment losses..........................  (45.8)  (13.4)    9.6
                                                                                ------  ------  ------
Balance at December 31......................................................... $128.1  $188.8  $244.7
                                                                                ======  ======  ======

   The estimated percentage of the December 31, 2003 balance, before the effect of unrealized investment gains or losses, to be amortized over each of the next five years is as follows:

                                   2004 12.3%
                                   2005 12.0%
                                   2006 11.6%
                                   2007 11.2%
                                   2008 10.6%

  (b) Goodwill

   Goodwill amortization was $7.0 for the year ended December 31, 2001. The accumulated amortization at December 31, 2003, 2002 and 2001 was $43.3, $43.3, and $36.3, respectively. Under SFAS 142 (effective January 1, 2002), goodwill is no longer amortized but is tested for impairment using a fair value methodology.

   As of December 31, 2003 goodwill was comprised of the following:

                                            Retirement
                                             Income &
                                            Investments Protection Total
                                            ----------- ---------- ------
      Balance at January 1, 2001...........    $58.6      $55.8    $114.4
      Amortization.........................      3.8        3.2       7.0
                                               -----      -----    ------
      Balance at December 31, 2001 and 2002    $54.8      $52.6    $107.4
                                               =====      =====    ======
      Additions............................      5.0        4.9       9.9
                                               -----      -----    ------
      Balance at December 31, 2003.........    $59.8      $57.5    $117.3
                                               =====      =====    ======

   The effects on earnings excluding such goodwill amortization from 2001 was as follows:

                                                           2001
                                                          ------
               Net income as reported.................... $123.9
                                                          ======
               Net income excluding goodwill amortization $130.9
                                                          ======

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


(5)Reinsurance

   We are involved in both the cession and assumption of reinsurance with other companies. Our reinsurance consists primarily of long-duration contracts that are entered into with financial institutions and related party reinsurance. Although these reinsurance agreements contractually obligate the reinsurers to reimburse us, they do not discharge us from our primary liabilities and we remain liable to the extent that the reinsuring companies are unable to meet their obligations.

   In order to limit the amount of loss retention, certain policy risks are reinsured with other insurance companies. The maximum of individual ordinary life insurance normally retained by any one insured with an issue age up to and including 75 is $1 and for issue ages over 75 is $0.1. Certain accident and health insurance policies are reinsured on either a quota share or excess of loss basis. We also use reinsurance for guaranteed minimum death benefit ("GMDB") options on most of our variable annuity products. At December 31,2003, we had approximately 41% and 31%, respectively, of our variable annuity and life insurance net at risk exposures reinsured with one company.

   Net life insurance in force as of December 31 is summarized as follows:

                                             2003       2002       2001
                                          ---------  ---------  ---------
     Direct life insurance in force...... $26,889.2  $28,964.5  $31,199.2
     Amounts ceded to other companies....  (4,129.4)  (4,575.9)  (5,272.9)
     Amounts assumed from other companies   1,970.2    2,092.9    2,247.7
                                          ---------  ---------  ---------
     Net in force........................ $24,730.0  $26,481.5  $28,174.0
                                          =========  =========  =========
     Percentage of amount assumed to net.       8.0%       7.9%       8.0%
                                          =========  =========  =========

   The effects of reinsurance on premiums earned for the years ended December 31, 2003, 2002, and 2001 were as follows:

                                               2003    2002    2001
                                              ------  ------  ------
          Direct............................. $122.9  $117.9  $128.8
          Assumed............................    2.5     4.8     3.3
          Ceded..............................  (21.4)  (17.4)  (23.7)
                                              ------  ------  ------
          Net premiums earned................ $104.0  $105.3  $108.4
                                              ------  ------  ------
          Percentage of amount assumed to net    2.4%    4.6%    3.1%
                                              ======  ======  ======

   Due to the nature of our insurance contracts, premiums earned approximate premiums written.

   Reinsurance recoveries recognized as a reduction of benefits amounted to $77.7, $87.6, and $58.0 for the years ended December 31, 2003, 2002, and 2001, respectively.

(6)Future Annuity and Contract Benefits

  (a) Investment Contracts

   Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholder's contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

  (b) Insurance Contracts

   Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001)
                         (Dollar amounts in millions)

premiums, based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired. These assumptions are periodically evaluated for potential reserve deficiencies. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported, and claims in the process of settlement. This estimate is based on our experience and the experience of the insurance industry, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

   The following chart summarizes the major assumptions underlying our recorded liabilities for future annuity and contract benefits:

                                                           Mortality/                  December 31,
                                                 Withdraw  Morbidity  Interest Rate -------------------
                                                Assumption Assumption  Assumption     2003      2002
                                                ---------- ---------- ------------- --------- ---------
Investment contracts...........................    N/A         N/A        N/A       $ 8,069.0 $ 8,592.0
Limited payment contracts......................    None        (a)       6.76%            6.3      30.3
Traditional life insurance contracts...........  Company              6.7% grading
                                                Experience     (b)      to 6.5%         319.6     316.6
Universal life type contracts..................    N/A         N/A        N/A         1,792.5   1,780.8
Accident and health............................  Company              7.5% grading
                                                Experience     (c)      to 4.5%          53.8      51.8
                                                                                    --------- ---------
   Total future annuity and contracts benefits.                                     $10,241.2 $10,771.5
                                                                                    ========= =========

--------
(a)Either the United States Population Table, 1983 Group Annuitant Mortality Table or 1983 Individual Annuity Mortality Table and Company experience.
(b)Principally modifications of the 1965-70 or 1975-80 Select and Ultimate Tables and Company experience.
(c)The 1958 Commissioner's Standard Ordinary Table, 1964 modified and 1987 Commissioner's Disability Tables, and Company experience.

(7)Income Taxes

   The total provision (benefit) for income taxes for the years ended December 31, 2003, 2002, and 2001 consisted of the following components:

                                               2003   2002  2001
                                              ------  ----- -----
              Current federal income tax..... $(21.4) $19.8 $18.2
              Deferred federal income tax....   18.3   20.8  49.1
                                              ------  ----- -----
                 Subtotal-federal income tax.   (3.1)  40.6  67.3
                                              ------  ----- -----
              Current state income tax.......     --    1.3   0.8
              Deferred state income tax......     --    1.0   2.0
                                              ------  ----- -----
                 Subtotal-state income tax...     --    2.3   2.8
                                              ------  ----- -----
                     Total income tax........ $ (3.1) $42.9 $70.1
                                              ======  ===== =====

   The reconciliation of the federal statutory rate to the effective income tax rate for the years ended December 31, 2003, 2002, and 2001 is as follows:

                                                         2003   2002  2001
                                                        -----   ----  ----
    Statutory U.S. federal income tax rate.............  35.0%  35.0% 35.0%
    State income tax, net of federal income tax benefit  (0.1)   0.5   0.5
    Non-deductible goodwill amortization...............    --     --   1.2
    Dividends-received deduction....................... (53.1)  (9.1) (2.9)
    Other, net.........................................  (0.8)   0.6   1.3
                                                        -----   ----  ----
       Effective rate.................................. (19.0)% 27.0% 35.1%
                                                        =====   ====  ====

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   The components of the net deferred income tax liability at December 31, 2003 and 2002 are as follows:

                                                            2003   2002
                                                           ------ ------
       Assets:
          Insurance reserves amounts...................... $118.9 $146.8
          Investments.....................................    9.8     --
          Net unrealized losses on investment securities..     --    8.6
          Net unrealized losses on derivatives............    1.0     --
          Accruals........................................   21.9    3.5
          Other...........................................    0.6     --
                                                           ------ ------
              Total deferred income tax asset.............  152.2  158.9
                                                           ====== ======
       Liabilities:
          Net unrealized gains on investment securities...   47.3     --
          Investments.....................................     --    8.1
          Present value of future profits.................   39.7   43.7
          Deferred acquisition costs......................  234.6  203.6
          Other...........................................    5.3    8.4
                                                           ------ ------
              Total deferred income tax liability.........  326.9  263.8
                                                           ------ ------
                 Net deferred income tax liability........ $174.7 $104.9
                                                           ====== ======

   Based on an analysis of our tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income enabling us to realize remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

   We paid federal and state taxes of $7.3 for the year ended December 31, 2003. For the years ended December 31, 2002 and 2001, we received refunds of $16.4 and $23.9, respectively.

   At December 31, 2003 and 2002, the deferred income tax liability was $174.7 and $104.9, respectively. At December 31, 2003 and 2002, the current income tax liability was $4.8 and $30.3, respectively.

(8)Related Party Transactions

   We pay investment advisory fees and other fees to affiliates. Amounts incurred for these items aggregated $60.7, $36.8, and $18.3 for the years ended December 31, 2003, 2002, and 2001, respectively. We charge affiliates for certain services and for the use of facilities and equipment which aggregated $55.6, $58.4, and $68.1, for the years ended December 31, 2003, 2002, and 2001, respectively.

   In May 2002, we entered into an investment management agreement with GE Asset Management Incorporated ("GEAM") under which we paid $10.5 in 2003 and $8.9 in 2002 to GEAM as compensation for the investment services.

   During 2002, we sold certain assets to an affiliate at a fair value established as if it were an arms-length, third party transaction, which resulted in a gain of $17.6.

   We pay interest on outstanding amounts under a credit funding agreement with GNA Corporation, the parent company of GECA. We have a credit line of $500 with GNA. Interest expense under this agreement was $0.1, $0.1, and $0.6 for the years ended December 31, 2003, 2002, and 2001 respectively. We pay interest at the cost of funds of GNA Corporation, which were 1.3% and 1.95%, as of December 31, 2003 and 2002, respectively. The amounts outstanding as of December 31, 2003 and 2002 were $6.3 and $18.1, respectively, and are included with other liabilities in the Consolidated Balance Sheets.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


(9)Litigation

   We, like other insurance companies, are subject to legal and regulatory actions in the ordinary course of our business, including class actions. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages. Given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in some of our matters could have a material adverse effect on our consolidated financial condition or results of operation.

   We were named as a defendant in a lawsuit in Georgia, McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co., related to the sale of universal life insurance policies. The complaint was filed on November 1, 2000 as a class action on behalf of all persons who purchased certain of our universal life insurance policies and alleges improper practices in connection with the sale and administration of universal life policies. The plaintiffs sought unspecified compensatory and punitive damages. On December 1, 2000, we removed the case to the U.S. District Court for the Middle District of Georgia. No class has been certified. We have vigorously denied liability with respect to the plaintiff's allegations. Nevertheless, to avoid the risks and costs associated with protracted litigation and to resolve our differences with policyholders, we agreed in principle on October 8, 2003, to settle the case on a nationwide class action basis. The settlement provides benefits to the class, and allows us to continue to serve our customers' needs undistracted by disruptions caused by litigation. The settlement documents have not been finalized, nor has any proposed settlement been submitted to the proposed class or for court approval, and a final settlement is not certain. In the third quarter of 2003, we accrued $50 million in reserves relating to this litigation, which represents our best estimate of bringing this matter to conclusion. The precise amount of payments in this matter cannot be estimated because they are dependent upon court approval of the class and related settlement, the number of individuals who ultimately will seek relief in the claim form process of any approved class settlement, the identity of such claimants and whether they are entitled to relief under the settlement terms and the nature of the relief to which they are entitled.

(10)Fair Value of Financial Instruments

   Assets and liabilities that are reflected in the Consolidated Financial Statements at fair value are not included in the following disclosure of fair value; such items include cash and cash equivalents, investment securities, separate accounts, and derivative financial instruments. Other financial assets and liabilities - those not carried at fair value - are discussed below. Apart from certain of our borrowings and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using models. The fair value estimates are made at a specific point in time, based upon available market information and judgments about the financial instruments, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time our entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the financial instrument.

   The bases on which we estimate fair values are as follows:

      Mortgage loans. Based on quoted market prices, recent transactions and/or discounted future cash flows, using rates at which similar loans would have been made to similar borrowers.

      Other financial instruments. Based on comparable market transactions, discounted future cash flows, quoted market prices, and/or estimates of the cost to terminate or otherwise settle obligations.

      Borrowings. Based on market quotes or comparables.

      Investment contract benefits. Based on expected future cash flows, discounted at currently offered discount rates for immediate annuity contracts or cash surrender value for single premium deferred annuities.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


      All other instruments. Based on comparable market transactions, discounted future cash flows, quoted market prices, and /or estimates of the cost to terminate or otherwise settle obligations.

   The following represents the fair value of financial assets and liabilities at December 31,

                                                      2003                           2002
                                         -----------------------------  -----------------------------
                                              Assets (Liabilities)           Assets (Liabilities)
                                         -----------------------------  -----------------------------
                                         Notional  Carrying  Estimated  Notional  Carrying  Estimated
                                          Amount    Amount   Fair Value  Amount    Amount   Fair Value
                                         -------- ---------  ---------- -------- ---------  ----------
Assets:
   Mortgage loans.......................    (a)   $ 1,262.3  $ 1,309.7      (a)  $ 1,034.7  $ 1,124.7
   Other financial instruments..........    (a)         0.9        0.9      (a)        1.6        1.6
Liabilities:
   Borrowings and related instruments:
       Borrowings.......................    (a)        (6.3)      (6.3)     (a)      (18.1)     (18.1)
       Investment contract benefits.....    (a)    (8,069.0)  (8,134.4)     (a)   (8,592.0)  (8,711.1)
Other firm commitments:
   Ordinary course of business lending
     commitments........................    --           --         --    15.3          --         --
Commitments to fund limited partnerships   7.4           --         --    11.6          --         --

--------
(a)These financial instruments do not have notional amounts.

   A reconciliation of current period changes for the years ended December 31, 2003 and 2002, net of applicable income taxes in the separate component of shareholders' interest labeled "derivatives qualifying as hedges", follows:

                                                               2003   2002
                                                              -----  -----
    Net Other Comprehensive Income Balances as of January 1.. $ 2.3  $(8.1)
    Current period decreases (increases) in fair value -- net  (0.3)   9.2
    Reclassification to earnings, net........................  (1.6)   1.2
                                                              -----  -----
    Balance at December 31................................... $ 0.4  $ 2.3
                                                              =====  =====

Hedges of Future Cash Flows

   There was none and less than $.01 of ineffectiveness reported in the twelve months ended December 31, 2003 and 2002, respectively, in fair values of hedge positions. There were no amounts excluded from the measure of effectiveness in the twelve months ended December 31, 2003 and 2002 related to the hedge of future cash flows.

   The $0.4, net of taxes, recorded in shareholders' interest at December 31, 2003 is expected to be reclassified to future income, contemporaneously with and primarily offsetting changes in interest expense and interest income on floating-rate instruments. Of this amount $1.7, net of income taxes, is expected to be reclassified to earnings over the twelve-month period ending December 31, 2004. Actual amounts may vary from this amount as a result of market conditions. The amount of $(1.6) net of income taxes was reclassified to income over the twelve months ended December 31, 2003. No amounts were reclassified to income during the twelve months ended December 31, 2003 and 2002 in connection with forecasted transactions that were no longer considered probable of occurring.

Derivatives Not Designated as Hedges

   At December 31, 2003, there were no derivatives that do not qualify for hedge accounting under SFAS 133, as amended.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


(11)Non-controlled Entities

   One of the most common forms of off-balance sheet arrangements is asset securitization. We use GE Capital sponsored and third party entities to facilitate asset securitizations. As part of this strategy, management considers the relative risks and returns of our alternatives and predominately uses GE Capital sponsored entities. Management believes these transactions could be readily executed through third party entities at insignificant incremental cost.

   The following table summarizes the current balance of assets sold to Special Purpose Entities ("SPEs") at December 31:

                                                 2003   2002
                                                ------ ------
                  Assets secured by:
                     Commercial mortgage loans. $137.1 $162.4
                     Fixed maturities..........  105.4  129.9
                     Other receivables.........  107.3  117.2
                                                ------ ------
                         Total assets.......... $349.8 $409.5
                                                ====== ======

   Each of the categories of assets shown in the table above represents portfolios of assets that are highly rated. Examples of each category include: commercial mortgage loans -- loans on diversified commercial property; fixed maturities- domestic and foreign, corporate and government securities; other receivables -- primarily policy loans.

   We evaluate the economic, liquidity and credit risk related to the above SPEs and believe that the likelihood is remote that any such arrangements could have a significant adverse effect on our operations, cash flows, or financial position. Financial support for certain SPE's is provided under credit support agreements, in which GE Financial Assurance provides limited recourse for a maximum of $119 million of credit losses in such entities. Assets with credit support are funded by demand notes that are further enhanced with support provided by GE Capital. We may record liabilities, for such guarantees based on our best estimate of probable losses. To date, no SPE has incurred a loss.

   Sales of securitized assets to SPEs result in a gain or loss amounting to the net of sales proceeds, the carrying amount of net assets sold, the fair value of servicing rights and retained interests and an allowance for losses. Sales resulted in net gains on securitizations of approximately $5.8 million, and $17 million in 2002, and 2001, respectively. There were no security transactions in 2003. The net realized gains and losses are included in net realized gains within our Consolidated Statements of Income Retained interests and recourse obligations related to such sales that are recognized in our consolidated financial statements are as follows:

                                                December 31,
                                           -----------------------
                                              2003        2002
                                           ----------- -----------
                                                 Fair        Fair
                                           Cost  Value Cost  Value
                                           ----- ----- ----- -----
              Retained interests -- assets $14.5 $15.6 $17.0 $20.9
              Servicing assets............    --    --    --    --
              Recourse liability..........    --    --    --    --
                                           ----- ----- ----- -----
                 Total.................... $14.5 $15.6 $17.0 $20.9
                                           ===== ===== ===== =====

   Retained interest. In certain securitization transactions, we retain an interest in transferred assets. Those interests take various forms and may be subject to credit prepayment and interest rate risks.

   Servicing assets. Following a securitization transaction, we retain the responsibility for servicing the receivables, and, as such, are entitled to receive an ongoing fee based on the outstanding principal balances of the receivables. There are no servicing assets nor liabilities recorded as the benefits of servicing the assets are adequate to compensate an independent servicer for its servicing responsibilities.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   Recourse liability. As described previously, under credit support agreements we provide recourse for credit losses in special purpose entities. We provide for expected credit losses under these agreements and such amounts approximate fair value.

(12)Restrictions on Dividends

   Insurance companies are restricted by states as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. The limits are generally based on the lesser of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits or our earned surplus require formal approval from the Commonwealth of Virginia State Corporation Commission, Bureau of Insurance. Based on statutory results as of December 31, 2003, we are able to distribute $23.7 in dividends in 2004 without obtaining regulatory approval.

   We declared and paid dividends of $9.6 for each of the years ended December 31, 2003, 2002, and 2001.

(13)Supplementary Financial Data

   We file financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners ("NAIC") that are prepared on an accounting basis prescribed by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income and shareholders' interest. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. We have no permitted accounting practices.

   For the years ended December 31, 2003, 2002, and 2001, statutory net (loss) income and statutory capital and surplus is summarized below:

                                            2003    2002    2001
                                           ------  ------  ------
             Statutory net loss........... $(28.0) $(48.8) $(20.5)
             Statutory capital and surplus $562.4  $550.7  $584.4

   The NAIC has adopted Risk Based Capital ("RBC") requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with
(i) asset risk, (ii) insurance risk, (iii) interest rate risk, and (iv) business risks. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, we periodically monitor our RBC level. At December 31, 2003 and 2002 we exceeded the minimum required RBC levels.

(14)Operating Segment Information

   During the fourth quarter 2003, we redefined our operating segments. Management realigned the business on a product line and market basis to intensify its focus on return on equity, optimum deployment of capital and distribution effectiveness. As a result of this change, our operations are conducted under two reporting segments corresponding to customer needs:
Retirement Income and Investments and Protection.

   Retirement Income and Investments comprised of products offered to consumers who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income during their retirement, and seek to protect against outliving their assets during retirement.

   Protection comprised of products offered to consumers to provide protection against financial hardship after the death of an insured and to protect income and assets from the adverse economic impacts of significant health care costs. See Note (1)(c) for further discussion of our principal product lines within these two segments.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   The following is a summary of industry segment activity for December 31, 2003, 2002, and 2001:

                                         Retirement
                                          Income &              Corporate
December 31, 2003 -- Segment Data        Investments Protection  & Other  Consolidated
---------------------------------        ----------- ---------- --------- ------------
Net investment income...................  $   402.7   $  152.5   $(17.2)   $   538.0
Net realized investment gains...........         --         --      3.9          3.9
Premiums................................       (1.7)     105.7       --        104.0
Other revenues..........................      150.8      143.8       .3        294.9
                                          ---------   --------   ------    ---------
   Total revenues.......................      551.8      402.0    (13.0)       940.8
                                          ---------   --------   ------    ---------
Interest credited, benefits, and other
  changes in policy reserves............      362.0      294.3       --        656.3
Underwriting, acquisition, and
  insurance expenses, net of deferrals..       46.4       55.3     47.3        149.0
Amortization of deferred acquisition
  costs and intangibles.................       84.9       34.0       --        118.9
                                          ---------   --------   ------    ---------
   Total benefits and expenses..........      493.3      383.6     47.3        924.2
                                          ---------   --------   ------    ---------
   Income before income taxes...........  $    58.5   $   18.4   $(60.3)   $    16.6
                                          =========   ========   ======    =========
   Provision (benefit) for income taxes.  $    14.7   $    6.5   $(24.3)   $    (3.1)
                                          =========   ========   ======    =========
   Net income (loss)....................  $    43.8   $   11.9   $(36.0)   $    19.7
                                          =========   ========   ======    =========
Total assets............................  $17,412.4   $2,758.1   $692.1    $20,862.6
                                          =========   ========   ======    =========


                                         Retirement
                                          Income &              Corporate
December 31, 2002 -- Segment Data        Investments Protection  & Other  Consolidated
---------------------------------        ----------- ---------- --------- ------------
Net investment income...................  $   457.1   $  160.5   $(17.4)   $   600.2
Net realized investment gains...........         --         --     55.3         55.3
Premiums................................        1.0      102.3      2.0        105.3
Other revenues..........................      157.3      123.7      3.6        284.6
                                          ---------   --------   ------    ---------
   Total revenues.......................      615.4      386.5     43.5      1,045.4
                                          ---------   --------   ------    ---------
Interest credited, benefits, and other
  changes in policy reserves............      392.6      247.1       .6        640.3
Underwriting, acquisition, and
  insurance expenses, net of deferrals..       37.1       57.8      4.4         99.3
Amortization of deferred acquisition
  costs and intangibles.................      113.6       30.6      2.9        147.1
                                          ---------   --------   ------    ---------
   Total benefits and expenses..........      543.3      335.5      7.9        886.7
                                          ---------   --------   ------    ---------
   Income before income taxes...........  $    72.1   $   51.0   $ 35.6    $   158.7
                                          =========   ========   ======    =========
   Provision (benefit) for income taxes.  $    26.0   $   18.1   $ (1.2)   $    42.9
                                          =========   ========   ======    =========
   Net income...........................  $    46.1   $   32.9   $ 36.8    $   115.8
                                          =========   ========   ======    =========
Total assets............................  $17,116.4   $2,777.5   $387.1    $20,281.0
                                          =========   ========   ======    =========

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


                                         Retirement
                                          Income &              Corporate
December 31, 2001 -- Segment Data        Investments Protection  & Other  Consolidated
---------------------------------        ----------- ---------- --------- ------------
Net investment income...................  $   529.8   $  168.1   $  1.0    $   698.9
Net realized investment gains...........         --         --     29.1         29.1
Premiums................................         .8      107.6       --        108.4
Other revenues..........................      167.6      125.2      5.2        298.0
                                          ---------   --------   ------    ---------
   Total revenues.......................      698.2      400.9     35.3      1,134.4
                                          ---------   --------   ------    ---------
Interest credited, benefits, and other
  changes in policy reserves............      481.4      234.7       --        716.1
Underwriting, acquisition, and
  insurance expenses, net of deferrals..       29.4       65.0     (7.1)        87.3
Amortization of deferred acquisition
  costs and intangibles.................       90.7       38.1      2.5        131.3
                                          ---------   --------   ------    ---------
   Total benefits and expenses..........      601.5      337.8     (4.6)       934.7
                                          ---------   --------   ------    ---------
   Income before income taxes and
     cumulative effect of change in
     accounting practice................  $    96.7   $   63.1   $ 39.9    $   199.7
                                          =========   ========   ======    =========
   Provision for income taxes...........  $    34.4   $   23.5   $ 12.2    $    70.1
                                          =========   ========   ======    =========
   Income before cumulative effect of
     change in accounting practice......  $    62.3   $   39.6     27.7    $   129.6
                                          =========   ========   ======    =========
   Cumulative effect of change in
     accounting practice................  $      --   $     --   $ (5.7)   $    (5.7)
                                          =========   ========   ======    =========
   Net income...........................  $    62.3   $   39.6   $ 22.0    $   123.9
                                          =========   ========   ======    =========
Total assets............................  $18,990.6   $2,802.3   $575.3    $22,368.2
                                          =========   ========   ======    =========

(15)Quarterly Financial Data (unaudited)

   Summarized quarterly financial data for the years ended December 31, 2003 and 2002 were as follows:

                                         First Quarter Second Quarter Third Quarter  Fourth Quarter
                                         ------------- -------------  -------------- -------------
                                          2003   2002   2003   2002    2003    2002   2003    2002
                                         ------ ------ ------ ------  ------  ------ ------  ------
Net investment income................... $137.9 $154.7 $137.1 $150.4  $137.9  $152.6 $125.1  $142.5
                                         ------ ------ ------ ------  ------  ------ ------  ------
Total revenues.......................... $250.9 $267.2 $227.7 $210.9  $227.1  $279.7 $235.1  $287.6
                                         ------ ------ ------ ------  ------  ------ ------  ------
Earnings (loss) before cumulative
 effect of change in accounting
 principle (1).......................... $ 24.9 $ 32.7 $  9.7 $ (0.4) $(21.9) $ 24.1 $  7.0  $ 59.4
                                         ------ ------ ------ ------  ------  ------ ------  ------
Net income (loss)....................... $ 24.9 $ 32.7 $  9.7 $ (0.4) $(21.9) $ 24.1 $  7.0  $ 59.4
                                         ------ ------ ------ ------  ------  ------ ------  ------

--------
(1)See note 1 (r) of the Consolidated Financial Statements.